SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 2005

                    BEAR STEARNS ASSET BACK SECURITIES I LLC
             (Exact name of registrant as specified in its charter)



           DELAWARE                     333-113636                20-0842986
--------------------------------   ------------------      ---------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

      383 MADISON AVENUE
      NEW YORK, NEW YORK                                            10179
--------------------------------                           ---------------------
    (Address of Principal                                        (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

This Form 8-K/A amends an earlier report on Form 8-K filed by Bear Stearns Asset Back Securities I LLC on January 18, 2005.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits:

         1. Pooling and Servicing Agreement, dated as of December 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACK SECURITIES I LLC

By:   /s/ Baron Silverstein
    ----------------------------
Name:  Baron Silverstein
Title: Vice President

Dated:  January 20, 2005

                                  EXHIBIT INDEX


Exhibit       Item 601 (a) of      Sequentially                         Page
Number        Regulation S-K       Numbered
              Exhibit No.          Description

1             4                    Pooling and Servicing Agreement       4

                                                                  EXECUTION COPY





                   BEAR STEARNS ASSET BACKED SECURITIES I LLC,

                                    Depositor

                            EMC MORTGAGE CORPORATION,

                           Seller and Master Servicer

                       LASALLE BANK NATIONAL ASSOCIATION,

                                     Trustee

                     --------------------------------------

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 2005

                     --------------------------------------

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4

                    ASSET-BACKED CERTIFICATES, SERIES 2005-4

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                    Article I

                                   DEFINITIONS

Section 1.01.    Defined Terms.................................................2

                                   Article II

             CONVEYANCE OF TRUST FUND REPRESENTATIONS AND WARRANTIES

Section 2.01.    Conveyance of Trust Fund.....................................36
Section 2.02.    Acceptance by Trustee of the Mortgage Loans..................39
Section 2.03.    Representations, Warranties and Covenants of the Master
                 Servicer and the Seller......................................41
Section 2.04.    Representations and Warranties of the Depositor..............52
Section 2.05.    Delivery of Opinion of Counsel in Connection with
                 Substitutions and Repurchases................................54
Section 2.06.    Authentication and Delivery of Certificates..................54
Section 2.07.    Covenants of the Master Servicer.............................54
Section 2.08.    Lost Mortgage Notes Indemnity................................55

                                   Article III

              ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.01.    The Master Servicer to Service the Mortgage Loans............56
Section 3.02.    REMIC-Related Covenants......................................57
Section 3.03.    Collection of Mortgage Loan Payments.........................58
Section 3.04.    Successor Master Servicer and Subservicing Agreements........58
Section 3.05.    [Reserved]...................................................59
Section 3.06.    Due-on-Sale Clauses; Assumption Agreements...................59
Section 3.07.    Release of Mortgage Files....................................60
Section 3.08.    Documents, Records and Funds in Possession of the Master
                 Servicer To Be Held for Trustee..............................61
Section 3.09.    Maintenance of Hazard Insurance..............................61
Section 3.10.    Presentment of Claims and Collection of Proceeds.............62
Section 3.11.    Maintenance of the Primary Mortgage Insurance Policies.......63
Section 3.12.    Possession of Certain Insurance Policies and Documents.......63
Section 3.13.    Realization Upon Defaulted Mortgage Loans....................64
Section 3.14.    Servicing Compensation.......................................66
Section 3.15.    [Reserved]...................................................67
Section 3.16.    Annual Officer's Certificate as to Compliance................67
Section 3.17.    Annual Independent Accountant's Servicing Report.............67
Section 3.18.    Reports Filed with Securities and Exchange Commission........67

Section 3.19.    Collection of Taxes, Assessments and Similar Items;
                 Escrow Accounts..............................................69
Section 3.20.    Access to Certain Documentation and Information
                 Regarding the Mortgage Loans.................................69
Section 3.21.    Optional Purchase of Defaulted Mortgage Loans................69
Section 3.22.    Subservicing.................................................70
Section 3.23.    Books and Records............................................71

                                   Article IV

                                    ACCOUNTS

Section 4.01.    [Reserved]...................................................72
Section 4.02.    Master Servicer Collection Account...........................72
Section 4.03.    Permitted Withdrawals and Transfers from the Master
                 Servicer Collection Account..................................73
Section 4.04.    Distribution Account.........................................75
Section 4.05.    Permitted Withdrawals and Transfers from the
                 Distribution Account.........................................76
Section 4.06.    Yield Maintenance Account and Yield Maintenance Agreement....77
Section 4.07.    Basis Risk Reserve Fund......................................79
Section 4.08.    Final Maturity Reserve Account...............................80
Section 4.09.    The Swap Agreement...........................................82

                                    Article V

                           DISTRIBUTIONS AND ADVANCES

Section 5.01.    Advances.....................................................85
Section 5.02.    Compensating Interest Payments...............................86
Section 5.03.    REMIC Distributions..........................................86
Section 5.04.    Distributions................................................86
Section 5.05.    Allocation of Realized Losses and Subsequent Recoveries......90
Section 5.06.    [Reserved]...................................................91
Section 5.07.    Monthly Statements to Certificateholders.....................91
Section 5.08.    REMIC Designations and Allocations...........................94

                                   Article VI

                                THE CERTIFICATES

Section 6.01.    The Certificates.............................................97
Section 6.02.    Certificate Register; Registration of Transfer and
                 Exchange of Certificates.....................................98
Section 6.03.    Mutilated, Destroyed, Lost or Stolen Certificates...........102
Section 6.04.    Persons Deemed Owners.......................................102

Section 6.05.    Access to List of Certificateholders' Names and Addresses...102
Section 6.06.    Book-Entry Certificates.....................................103
Section 6.07.    Notices to Depository.......................................104
Section 6.08.    Definitive Certificates.....................................104
Section 6.09.    Maintenance of Office or Agency.............................104

                                   Article VII

                THE DEPOSITOR, THE MASTER SERVICER AND THE SELLER

Section 7.01.    Respective Liabilities of the Depositor, the Master
                 Servicer and the Seller.....................................105
Section 7.02.    Merger or Consolidation of the Depositor, the Master
                 Servicer or the Seller......................................105
Section 7.03.    Indemnification of the Trustee, the Master Servicer
                 and Others..................................................105
Section 7.04.    Limitation on Liability of the Depositor, the Seller,
                 the Master Servicer and Others..............................106
Section 7.05.    Limitation on Resignation of the Master Servicer............107
Section 7.06.    Errors and Omissions Insurance; Fidelity Bonds..............107

                                  Article VIII

                     DEFAULT; TERMINATION OF MASTER SERVICER

Section 8.01.    Events of Default...........................................109
Section 8.02.    Trustee to Act; Appointment of Successor....................110
Section 8.03.    Notification to Certificateholders..........................112

                                   Article IX

                             CONCERNING THE TRUSTEE

Section 9.01.    Duties of Trustee...........................................113
Section 9.02.    Certain Matters Affecting the Trustee.......................114
Section 9.03.    Trustee Not Liable for Certificates or Mortgage Loans.......116
Section 9.04.    Trustee May Own Certificates................................117
Section 9.05.    Trustee's Fees and Expenses.................................117
Section 9.06.    Eligibility Requirements for Trustee........................117
Section 9.07.    Insurance...................................................118
Section 9.08.    Resignation and Removal of Trustee..........................118
Section 9.09.    Successor Trustee...........................................119
Section 9.10.    Merger or Consolidation of Trustee..........................120
Section 9.11.    Appointment of Co-Trustee or Separate Trustee...............120
Section 9.12.    Tax Matters.................................................121

                                    Article X

                                   TERMINATION

Section 10.01.   Termination upon Liquidation or Repurchase of all
                 Mortgage Loans..............................................124
Section 10.02.   Final Distribution on the Certificates......................124
Section 10.03.   Additional Termination Requirements.........................126

                                   Article XI

                            MISCELLANEOUS PROVISIONS

Section 11.01.   Amendment...................................................127
Section 11.02.   Recordation of Agreement; Counterparts......................128
Section 11.03.   Governing Law...............................................128
Section 11.04.   Intention of Parties........................................129
Section 11.05.   Notices.....................................................129
Section 11.06.   Severability of Provisions..................................130
Section 11.07.   Assignment..................................................131
Section 11.08.   Limitation on Rights of Certificateholders..................131
Section 11.09.   Inspection and Audit Rights.................................131
Section 11.10.   Certificates Nonassessable and Fully Paid...................132
Section 11.11.   Third Party Rights..........................................132

Exhibits
--------

Exhibit A-1      Form of Class A Certificates
Exhibit A-2      Form of Class M-1 Certificates
Exhibit A-3      Form of Class M-2 Certificates
Exhibit A-4      Form of Class M-3 Certificates
Exhibit A-5      Form of Class M-4 Certificates
Exhibit A-6      Form of Class M-5 Certificates
Exhibit A-7      Form of Class M-6 Certificates
Exhibit A-8      Form of Class M-7 Certificates
Exhibit A-9      Form of Class B-IO Certificates
Exhibit A-10     Form of Class R-I Certificates
Exhibit A-11     Form of Class R-II Certificates
Exhibit B        Mortgage Loan Schedule
Exhibit C-1      Initial Certification of Trustee
Exhibit C-2      Interim Certification of Trustee
Exhibit C-3      Final Certification of Trustee
Exhibit D        Form of Transfer Affidavit
Exhibit E        Form of Transferor Certificate
Exhibit F        Form of Investment Letter (Non-Rule 144A)
Exhibit G        Form of Rule 144A Investment Letter
Exhibit H        Form of Request for Release
Exhibit I        DTC Letter of Representations
Exhibit J        Schedule of Mortgage Loans with Lost Notes
Exhibit K        Form of Power of Attorney
Exhibit L        Form of Swap Agreement

         POOLING AND SERVICING AGREEMENT, dated as of December 1, 2005, among BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware limited liability company, as depositor (the "Depositor"), EMC MORTGAGE CORPORATION, a Delaware corporation, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

         The parties to this Agreement hereby create a common law trust pursuant to the laws of the State of New York. The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee shall make two separate real estate mortgage investment conduit (each a "REMIC") elections with respect to the Trust Fund for Federal income tax purposes.

         The Trust Fund shall be named, and may be referred to as, the "Bear Stearns Asset Backed Securities Trust 2005-4." The Certificates issued hereunder may be referred to as "Asset-Backed Certificates Series 2005-4" (including for purposes of any endorsement or assignment of a Mortgage Note or Mortgage).

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Seller and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Defined Terms. In addition to those terms defined in
Section 1.02, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Accepted Servicing Practices: With respect to any Mortgage Loan, those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer or to the Trustee (in its capacity, if at all, as Successor Master Servicer).

         Account: The Master Servicer Collection Account, the Distribution Account, the Yield Maintenance Account and the Swap Account.

         Accrual Period: With respect to the Certificates and any Distribution Date, the period from and including the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) to but excluding such Distribution Date. All calculations of interest on the Certificates (including any applicable Interest Rate Cap) will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a 360-day year.

         Advance: The aggregate of the advances required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 5.01, the amount of any such advances being equal to the aggregate of payments of interest and (other than with respect to Simple Interest Loans) principal (net of the Master Servicing Fees) on the Mortgage Loans that were due during the related Due Period and not received as of the close of business on the related Determination Date less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance were an advance to be made with respect thereto. For purposes of this definition, an REO Property shall continue to be a Mortgage Loan with an amortization schedule and periodic adjustments to the related Mortgage Rate thereon, if applicable, in accordance with the related Mortgage Note until it becomes a Liquidated Loan.

         Affected Party:  As defined in the Swap Agreement.

         Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

         Agreement: This Pooling and Servicing Agreement and any and all amendments or supplements hereto made in accordance with the terms herein.

         Allocated Realized Loss Amount: With respect to any Distribution Date and each Class of Certificates, the sum of the Realized Losses with respect to the Mortgage Loans, which have been applied in reduction of the Certificate Principal Balance of that Class of Certificates pursuant to this Agreement, which shall, on any such Distribution Date with respect to the Class M-7 Certificates, the Class M-6 Certificates, the Class M-5 Certificates, the Class M-4 Certificates, the Class M-3 Certificates, the Class M-2 Certificates, the Class M-1 Certificates and the Class A Certificates, in that order, so long as their respective Certificate Principal Balances have not been reduced to zero, equal the amount, if any, by which, (i) the aggregate Certificate Principal Balance of all of the Certificates on such Distribution Date (after giving effect to all distributions of principal (including as a result of Subsequent Recoveries on the Mortgage Loans) on the Certificates on such Distribution Date) exceeds (ii) the aggregate Stated Principal Balance of all of the Mortgage Loans as of the last day of the related Due Period.

         Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Master Servicer Collection Account at the close of business on the immediately preceding Determination Date on account of (i) all Scheduled Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Period and (ii) Principal Prepayments, Liquidation Proceeds and Subsequent Recoveries received in respect of such Mortgage Loans after the last day of the related Prepayment Period.

         Applicable Written Notice: For purposes of Section 8.01, written notice to the Master Servicer by the Trustee or the Depositor, or to the Trustee and the Master Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates.

         Appraised Value: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing or, with respect to any other Mortgage Loan, the appraised value of the Mortgaged Property based upon the appraisal made by a fee appraiser at the time of the origination of the related Mortgage Loan or in certain instances, an appraisal procured in connection with its sale to the Depositor.

         Balloon Loan: A Mortgage Loan, identified as such on the Mortgage Loan Schedule, where the related Mortgage Note provides for lowered payments of principal over the life of such Mortgage Loan and a larger payment of principal than is usual at its stated maturity.

         Bankruptcy Code:  Title 11 of the United States Code.

         Basis Risk Reserve Fund: The reserve fund established and maintained by the Trustee pursuant to Section 4.07.

         Basis Risk Shortfall: As of any Distribution Date and for any Class of Certificates (other than the Class B-IO Certificates and the Residual Certificates), the excess of (i) the amount of the Interest Distribution Amount for such Distribution Date that such Class of Certificates would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate for such

Class of Certificates been calculated based upon One-Month LIBOR with respect to such Distribution Date plus the applicable Certificate Margin, over (ii) the sum of interest for such Class of Certificates calculated at the Interest Rate Cap for such Distribution Date and any Yield Maintenance Payments received on such Distribution Date under the Yield Maintenance Agreement and relating to such Class of Certificates.

         Basis Risk Carry Forward Amount: As of any Distribution Date and for any Class of Certificates (other than the Class B-IO Certificates and the Residual Certificates), the sum of: (i) if on such Distribution Date the applicable Pass-Through Rate for such Class of Certificates is based upon the Interest Rate Cap, then the applicable Basis Risk Shortfall, and (ii) the Basis Risk Shortfall for such Class of Certificates for all previous Distribution Dates not previously paid (including interest accrued thereon at the applicable Pass-Through Rate for the applicable Accrual Period with respect to each such prior Distribution Date).

         Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a "Depository Participant," or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 6.06). As of the Closing Date, each Class of Regular Certificates (other than the Class B-IO Certificates) constitutes a Class of Book-Entry Certificates.

         Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York, New York, the State of Illinois or the State of Texas, or, if different, the city in which a Corporate Trust Office of the Trustee or the principal office of the Master Servicer is located are authorized or obligated by law or executive order to be closed.

         Cede:  Cede & Co., or its successors in interest.

         Certificate: Any one of the certificates of any Class executed and authenticated by the Trustee in substantially the forms attached hereto as Exhibits A-1 through A-11.

         Certificate Margin: Reference to any of the Class A Margin, Class M-1 Margin, Class M-2 Margin, Class M-3 Margin, Class M-4 Margin, Class M-5 Margin, Class M-6 Margin or Class M-7 Margin.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate.

         Certificate Principal Balance: As to any Certificate (other than any Class B-IO Certificate and any Residual Certificate) and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate, reduced by the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 5.04, and (ii) any Allocated Realized Loss Amounts allocated to such Certificate on previous Distribution Dates pursuant to Section 5.05, and increased by any Subsequent Recoveries allocated to such Certificate on previous Distribution Dates pursuant to Section 5.05. References herein to the Certificate Principal Balance of a Class of Certificates (other than the Class B-IO Certificates and the Residual Certificates) shall mean the Certificate Principal Balances of all Certificates in such Class of Certificates.

         Certificate Register: The register maintained pursuant to Section 6.02 hereof.

         Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository, in the case of any Book-Entry Certificates).

         Class: All Certificates bearing the same Class designation as set forth in Section 6.01 hereof.

         Class A Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (ii) the lesser of (a) 44.10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

         Class A Certificate: Any Certificate designated as a "Class A Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to its Percentage Interest of distributions provided for the Class A Certificates as set forth herein.

         Class A Margin: For any Distribution Date, (i) on or prior to the Optional Termination Date, 0.33% per annum, and (ii) thereafter, 0.66% per annum.

         Class A Pass-Through Rate: For the first Distribution Date, 4.71875% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         Class B-IO Certificate: Any Certificate designated as a "Class B-IO Certificate" on the face thereof, in the form of Exhibit A-9 hereto, representing the right to its Percentage Interest of distributions provided for the Class B-IO Certificates herein.

         Class B-IO Distribution Amount: With respect to any Distribution Date, the amount allocable to the Class B-IO Certificates as provided in Section 5.08(c), note 3, for such Distribution Date and all prior Distribution Dates, less the aggregate of all amounts distributed or deemed distributed with respect to the Class B-IO Certificates on prior Distribution Dates.

         Class M-1 Certificate: Any Certificate designated as a "Class M-1 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-1 Certificates as set forth herein.

         Class M-1 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.50% per annum and (ii) thereafter, 0.75% per annum.

         Class M-1 Pass-Through Rate: For the first Distribution Date, 4.88875% per annum, and for any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-1 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         Class M-1 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for such Distribution Date) and the Class M-1 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (a) 58.60% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

         Class M-2 Certificate: Any Certificate designated as a "Class M-2 Certificate" on the face thereof, in the form of Exhibit A-3 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-2 Certificates as set forth herein.

         Class M-2 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.80% per annum and (ii) thereafter, 1.20% per annum.

         Class M-2 Pass-Through Rate: For the first Distribution Date, 5.18875% per annum, and for any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-2 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         Class M-2 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for such Distribution Date), the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for such Distribution Date) and the Class M-2 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (a) 70.70% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

         Class M-3 Certificate: Any Certificate designated as a "Class M-3 Certificate" on the face thereof, in the form of Exhibit A-4 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-3 Certificates as set forth herein.

         Class M-3 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.90% per annum and (ii) thereafter, 1.35% per annum.

         Class M-3 Pass-Through Rate: For the first Distribution Date, 5.28875% per annum, and for any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-3 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         Class M-3 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for such Distribution Date), the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for such Distribution Date), the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for such Distribution Date) and the Class M-3 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (a) 74.30% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

         Class M-4 Certificate: Any Certificate designated as a "Class M-4 Certificate" on the face thereof, in the form of Exhibit A-5 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-4 Certificates as set forth herein.

         Class M-4 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 2.00% per annum and (ii) thereafter, 3.00% per annum.

         Class M-4 Pass-Through Rate: For the first Distribution Date, 6.38875% per annum, and for any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-4 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         Class M-4 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for such Distribution Date), the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for such Distribution Date), the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for such Distribution Date), the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount for such Distribution Date) and the Class M-4 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (a) 77.70% of the aggregate Stated Principal Balance of the

Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

         Class M-5 Certificate: Any Certificate designated as a "Class M-5 Certificate" on the face thereof, in the form of Exhibit A-6 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-5 Certificates as set forth herein.

         Class M-5 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 2.25% per annum and (ii) thereafter, 3.375% per annum.

         Class M-5 Pass-Through Rate: For the first Distribution Date, 6.63875% per annum, and for any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-5 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         Class M-5 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for such Distribution Date), the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for such Distribution Date), the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for such Distribution Date), the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount for such Distribution Date), the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount for such Distribution Date) and the Class M-5 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (a) 80.60% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

         Class M-6 Certificate: Any Certificate designated as a "Class M-6 Certificate" on the face thereof, in the form of Exhibit A-7 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-6 Certificates as set forth herein.

         Class M-6 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 2.25% per annum and (ii) thereafter, 3.375% per annum.

         Class M-6 Pass-Through Rate: For the first Distribution Date, 6.63875% per annum, and for any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-6 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         Class M-6 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any of (i) the sum of the Certificate Principal Balances of the Class A Certificates

(after taking into account distributions of the Class A Principal Distribution Amount for such Distribution Date), the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for such Distribution Date), the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for such Distribution Date), the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount for such Distribution Date), the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount for such Distribution Date), the Class M-5 Certificates (after taking into account distributions of the Class M-5 Principal Distribution Amount for such Distribution Date) and the Class M-6 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (a) 83.90% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

         Class M-7 Certificate: Any Certificate designated as a "Class M-7 Certificate" on the face thereof, in the form of Exhibit A-8 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-7 Certificates as set forth herein.

         Class M-7 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 2.25% per annum and (ii) thereafter, 3.375% per annum.

         Class M-7 Pass-Through Rate: For the first Distribution Date, 6.63875% per annum, and for any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-7 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         Class M-7 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for such Distribution Date), the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for such Distribution Date), the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for such Distribution Date), the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount for such Distribution Date), the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount for such Distribution Date), the Class M-5 Certificates (after taking into account distributions of the Class M-5 Principal Distribution Amount for such Distribution Date), the Class M-6 Certificates (after taking into account distributions of the Class M-6 Principal Distribution Amount for such Distribution Date) and the Class M-7 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (a) 87.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor; provided, however, that on each Distribution Date on and after which the aggregate Certificate Principal Balance of the related Class A and Class M Certificates (other than the Class M-7 Certificates) have been reduced to zero, the Class M-7 Principal Distribution Amount for such Distribution Date will equal 100% of the Principal Distribution Amount.

         Class R-I Certificate: Any Certificate designated as a "Class R-I Certificate" on the face thereof, in substantially the form set forth in Exhibit A-10 hereto, and evidencing ownership of the residual interest in REMIC I and representing the right to the Percentage Interest of distributions provided for the Class R-I Certificate as set forth herein.

         Class R-II Certificate: Any Certificate designated as a "Class R-II Certificate" on the face thereof, in substantially the form set forth in Exhibit A-11 hereto, and evidencing ownership of the residual interest in REMIC II and representing the right to the Percentage Interest of distributions provided for the Class R-II Certificate as set forth herein.

         Closing Date:  December 30, 2005.

         Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

         Combined Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the sum of (x) the original principal balance of the related Mortgage Loan at the date of origination and (y) the outstanding principal balance at the date of origination of the Mortgage Loan of any senior mortgage loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Compensating Interest: With respect to any Mortgage Loan and any Distribution Date, an amount, not to exceed the Master Servicing Fee, to be applied by the Master Servicer to the payment of the interest portion of a Prepayment Interest Shortfall on such Mortgage Loan pursuant to Section 5.02 hereof.

         Corporate Trust Office: The Trustee's corporate trust office for purpose of presentment and surrender of the Certificates for the final distribution thereon and for transfers and exchanges is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Global Securities and Trust Services--Bear Stearns Asset Backed Securities Trust 2005-4, or at such other address as the Trustee may designate from time to time in writing to the other parties to this Agreement.

         Custodial Agreement: An agreement, dated as of the Closing Date, among the Depositor, the Master Servicer, the Trustee and the Custodian.

         Custodian: LaSalle Bank National Association, or any successor custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

         Cut-off Date:  December 1, 2005.

         Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date after application of all Principal Prepayments with respect to such Mortgage Loan received prior to the Cut-off Date and, except with respect to any Simple Interest Loans, scheduled payments of principal due on or before the Cut-off Date, whether or not received but without giving effect to any installments of principal received in respect of Due Dates after the Cut-off Date. The aggregate Cut-off Date Principal Balance of the Mortgage Loans is $249,185,806.

         Defaulting Party:  As defined in the Swap Agreement.

         Deferred Interest: With respect to any negatively amortizing Mortgage Loan, the excess of the amount of interest due on such negatively amortizing Mortgage Loan over the interest portion of the scheduled payment due thereon, which is permitted under the terms of the related Mortgage Note to be added to the principal of the Mortgage Note.

         Definitive Certificates:  As defined in Section 6.06.

         Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

         Delinquency Event: A Delinquency Event shall have occurred and be continuing with respect to each Distribution Date after the Stepdown Date, if the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 61 days or more Delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of the last day of the related Due Period, equals or exceeds 28.00% of the Senior Enhancement Percentage for such Distribution Date.

         Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

         Denomination: With respect to each Certificate (other than the Residual Certificates), the amount set forth on the face thereof as the "Initial Principal Balance of this Certificate" or "Initial Principal Balance (Notional) of this Certificate."

         Depositor: Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, or its successor in interest.

         Depository: The initial Depository shall be DTC, the nominee of which is Cede, or any other organization registered as a "clearing agency" pursuant to
Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

         Depository Agreement: With respect to the Class of Book-Entry Certificates, the agreement between the Trust and the initial Depository, dated December 29, 2005, substantially in the form of Exhibit I.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Determination Date: With respect to any Distribution Date the 15th day of the month of such Distribution Date or, if such 15th day is not a Business Day, the immediately preceding Business Day.

         Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.04 in the name of the Trustee for the benefit of the Certificateholders and designated "LaSalle Bank National Association, in trust for registered holders of Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, Distribution Account." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

         Distribution Account Deposit Date: As to any Distribution Date, on or before 1:00 p.m. Central time on the Business Day immediately preceding such Distribution Date.

         Distribution Date: The 25th day of each calendar month coinciding with, and after, the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in January 2006.

         DTC:  The Depository Trust Company, or its successors in interest.

         Due Date: As to any Mortgage Loan (other than a Simple Interest Loan), the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note, and with respect to any Simple Interest Loan, the last day of the immediately preceding calendar month, if its Scheduled Payment is due during such calendar month.

         Due Period: With respect to any Distribution Date and any Mortgage Loan (other than a Simple Interest Loan), the period commencing on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending at the close of business on the first day of the calendar month in which such Distribution Date occurs, and with respect to any Simple Interest Loan, the calendar month immediately preceding the month in which such Distribution Date occurs.

         Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, but only if S&P is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating, respectively, (or, if S&P is a Rating Agency, in its highest long-term and one of its two highest short-term ratings, respectively,) at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

         EMC:  EMC Mortgage Corporation, a Delaware corporation.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         ERISA Restricted Certificate: Each Class of Certificates other than the Class A Certificates.

         Event of Default:  As defined in Section 8.01 hereof.

         Excess Liquidation Proceeds: To the extent not required by law to be paid to the related Mortgagor, the excess, if any, of any Liquidation Proceeds with respect to a Mortgage Loan over the Stated Principal Balance of such Mortgage Loan and accrued and unpaid interest at the related Mortgage Rate through the last day of the month in which the Mortgage Loan has been liquidated.

         Excess Spread: With respect to any Distribution Date, the excess, if any, of (i) the Interest Funds for such Distribution Date over (ii) the sum of the Interest Distribution Amount on the Offered Certificates and the Class M-7 Certificates, and the Interest Carry Forward Amount on the Class A Certificates, in each case for such Distribution Date.

         Excess Yield Maintenance Amount: With respect to any Distribution Date, the excess, if any, of (a) the Yield Maintenance Payments received under the Yield Maintenance Agreement for such Distribution Date, over (b) the Interest Distribution Amount that the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rates on such Classes of Certificates been calculated at One-Month LIBOR on such Distribution Date plus the applicable Certificate Margin, to the extent that such Interest Distribution Amount was not otherwise paid from Interest Funds on such Distribution Date to such Classes of Certificates.

         Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (i) the Overcollateralization Deficiency Amount for such Distribution Date and (ii) the Excess Spread for such Distribution Date.

         Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association), or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         Final Maturity Reserve Account: The account established and maintained by the Trustee pursuant to Section 4.08.

         Final Maturity Reserve Amount: For each Distribution Date, an amount equal to the lesser of (x) the Class B-IO Distribution Amount following distributions under clause seventh of Section 5.04(a)(iii), and (y) the amount, if any, which, when added to amounts on deposit in the Final Maturity Reserve Account, equals the Final Maturity Reserve Ceiling.

         Final Maturity Reserve Ceiling: For each Distribution Date, an amount equal to the lesser of (i) the sum of the aggregate Stated Principal Balance of all of the Mortgage Loans having an original stated term to maturity in excess of 30 years, as of the last day of the related Due Period, and (ii) (A) on each Distribution Date prior to the Distribution Date in December 2008, $177,000, (B) on each Distribution Date on and after the Distribution Date in December 2008, if the Final Maturity Reserve Test has been met on such Distribution Date and on each Distribution Date on and after the Distribution Date in December 2008, $177,000, and (C) on each Distribution Date on or after the Distribution Date in December 2008, if the Final Maturity Reserve Test has not been met on such Distribution Date or on any other Distribution Date on or after the Distribution Date in December 2008, $354,000.

         Final Maturity Reserve Test: The Final Maturity Reserve Test will be met on any Distribution Date on and after the Distribution Date in December 2008, if prepayments on the Mortgage Loans having an original stated term to maturity in excess of 30 years, in the aggregate since the Cut-off Date, have been greater than or equal to 5% CPR (as such prepayment model is defined and described in the Prospectus Supplement), as determined by the Depositor upon whose determination the Trustee may conclusively rely.

         FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

         Fiscal Quarter: December 1 through the last day of February, March 1 through May 31, June 1 through August 31, or September 1 through November 30, as applicable.

         Fitch:  Fitch Ratings.

         Freddie Mac: Freddie Mac (also known as Federal Home Loan Mortgage Corporation), or any successor thereto.

         Gross Margin: With respect to each Mortgage Loan that bears an adjustable rate of interest, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the related Minimum Lifetime Mortgage Rate, the related Maximum Lifetime Mortgage Rate and the related Periodic Rate Cap, each as applicable) the related Mortgage Rate until the next succeeding Interest Adjustment Date relating to such Mortgage Loan.

         Indemnified Persons: The Trustee, the Master Servicer, the Seller, the Custodian and the Depositor and their officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

         Index: With respect to each Mortgage Loan that bears an adjustable rate of interest, the index set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, by reference to which the related Mortgage Rate will be adjusted from time to time.

         Initial Certificate Principal Balance: With respect to any Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

         Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto, in effect with respect to such Mortgage Loan, including any replacement policy or policies for any such insurance policies.

         Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Insurance Policy, to the extent such proceeds are not applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds representing the reimbursement of the Master Servicer's costs and expenses incurred in connection with presenting claims under the Insurance Policies relating to such Mortgaged Property and exclusive of Subsequent Recoveries with respect to the related Mortgage Loan.

         Interest Adjustment Date: With respect to each Mortgage Loan that bears an adjustable rate of interest, the date set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, on which the related Mortgage Rate is subject to adjustment.

         Interest Carry Forward Amount: As of any Distribution Date and with respect to each Class of Certificates, the sum of (i) the excess of (a) the Interest Distribution Amount for such Class of Certificates with respect to prior Distribution Dates over (b) the amount actually distributed to such Class of Certificates with respect to interest on such prior Distribution Dates and
(ii) interest on such excess (to the extent permitted by applicable law) at the applicable Pass-Through Rate for such Class for the related Accrual Period, including the Accrual Period relating to such Distribution Date.

         Interest Determination Date: With respect to each Certificate (other than the Residual Certificates), for the first Accrual Period, December 28, 2005, and with respect to any Accrual Period thereafter, the second LIBOR Business Day preceding the commencement of such Accrual Period.

         Interest Distribution Amount: As of any Distribution Date, with respect to each Class of Certificates (other than the Class B-IO Certificates and the Residual Certificates), the interest accrued at the applicable Pass-Through Rate (including for such purpose any application of the related Interest Rate Cap) for the applicable Accrual Period on the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date, plus any amount previously distributed with respect to interest for such Certificate that has been recovered as a voidable preference by a trustee in bankruptcy, and reduced by any Prepayment Interest Shortfall

(to the extent not covered by Compensating Interest) and any shortfalls resulting from the application of the Relief Act or similar state laws, in each case to the extent allocated to such Certificate as set forth herein. Interest shall not accrue on the Class B-IO Certificates or on the Residual Certificates.

         Interest Funds: For any Distribution Date (i) the sum, without duplication, of (a) all interest received and relating to the related Distribution Date with respect to the Mortgage Loans, less the related servicing fee, if applicable, the Master Servicing Fee and the Trustee Fee, (b) all Advances relating to interest with respect to the Mortgage Loans made on or prior to the related Master Servicer Advance Date, (c) all Compensating Interest with respect to the Mortgage Loans and required to be remitted pursuant to this Agreement with respect to such Distribution Date, (d) all Insurance Proceeds and Liquidation Proceeds (other than Excess Liquidation Proceeds) with respect to the Mortgage Loans collected during the related Due Period (to the extent such Insurance Proceeds and Liquidation Proceeds relate to interest on the Mortgage Loans plus the interest portion of all Subsequent Recoveries with respect to the Mortgage Loans received during the related Due Period, (e) the interest portion of prepayments on the Mortgage Loans collected during the related Prepayment Period, (f) all amounts relating to interest with respect to each Mortgage Loan repurchased by the Seller or the Master Servicer pursuant to Sections 2.02, 2.03 and 3.21 and (g) all amounts in respect of interest paid by the Master Servicer pursuant to Section 10.01, in each case to the extent remitted by the Master Servicer to the Master Servicer Collection Account pursuant to this Agreement minus (ii) the sum of (a) all amounts relating to interest on the Mortgage Loans that are used to reimburse the Trustee and the Master Servicer for amounts due to such Persons hereunder, to the extent that such amounts have not been retained by or otherwise paid to such Person, as set forth in Section 4.03 and
Section 4.05, and (b) any Net Swap Payments or Swap Termination Payments (not due to a Swap Provider Trigger Event) owed to the Swap Administrator for payment to the Swap Provider.

         Interest Rate Cap: For any Distribution Date and the Certificates (other than the Class B-IO Certificates and the Residual Certificates), the excess of (A) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Due Period, in each case, adjusted to reflect the accrual of interest based on the actual number of days elapsed in the related Accrual Period divided by 360, over (B) the sum of (1) the Net Swap Payment payable to the Swap Provider and (2) any Swap Termination Payment not due to a Swap Provider Trigger Event payable to the Swap Provider on such Distribution Date, divided by the outstanding Stated Principal Balance of the Mortgage Loans as of the related Due Date prior to giving effect to any reduction in the Stated Principal Balances of such Mortgage Loans on such Due Date, multiplied by 12.

         Latest Possible Maturity Date: The "Latest Possible Maturity Date" for the Certificates is the Distribution Date occurring in January 2036, which is the Distribution Date occurring in the month following the final scheduled maturity date of the Mortgage Loan in the Trust Fund having the latest scheduled maturity date as of the Cut-off Date. For purposes of the Treasury Regulations under Code section 860A through 860G, the latest possible maturity date of each regular interest issued by REMIC I and REMIC II shall be the date occurring 4 years after the latest of the foregoing Latest Possible Maturity Dates.

         LIBOR Business Day: Any day on which banks in the London, England and New York City, U.S.A. are open and conducting transactions in foreign currency and exchange.

         Liquidated Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements, and as to which the Master Servicer has certified (in accordance with Section 3.13) in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

         Liquidation Proceeds: Amounts, other than Insurance Proceeds and Subsequent Recoveries, received in connection with the partial or complete liquidation of a Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise, or in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received with respect to an REO Property, less the sum of related unreimbursed Advances, Master Servicing Fees and Servicing Advances and all expenses of liquidation relating to the related Mortgage Loan, including property protection expenses and foreclosure and sale costs, including court and reasonable attorney's fees.

         Master Servicer: EMC in its capacity as master servicer hereunder, and its successors and assigns.

         Master Servicer Advance Date: As to any Distribution Date, on or before 1:00 p.m. Central time on the Business Day immediately preceding such Distribution Date.

         Master Servicer Certification: A written certification covering servicing of the Mortgage Loans and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause
(ii) is modified or superseded by any subsequent statement, rule or regulation of the Securities and Exchange Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer and the Depositor following a negotiation in good faith to determine how to comply with any such new requirements.

         Master Servicer Collection Account: The separate Eligible Account created and initially maintained by the Master Servicer pursuant to Section 4.02 with a depository institution in the name of the Trustee for the benefit of the Certificateholders and designated "LaSalle Bank National Association, in trust for registered holders of Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, Master Servicer Collection Account."

Funds in the Master Servicer Collection Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

         Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to 1/12th of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the close of business on the first day of the month immediately preceding the month in which such Distribution Date occurs or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the related Mortgagor immediately prior to such prepayment, interest at the Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

         Master Servicing Fee Rate: The Master Servicer will receive a monthly master servicing fee on each Distribution Date equal to 0.50% per annum of the aggregate principal balance of the Mortgage Loans as of the beginning of the calendar month immediately preceding such Distribution Date.

         Maximum Lifetime Mortgage Rate: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum level to which the related Mortgage Rate can adjust in accordance with its terms, regardless of the change in the applicable Index.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

         Minimum Lifetime Mortgage Rate: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the minimum level to which the related Mortgage Rate can adjust in accordance with its terms, regardless of the change in the applicable Index.

         MOM Loan: Any Mortgage Loan as to which, at origination thereof, MERS acts as the mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

         Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 5.07.

         Moody's: Moody's Investors Service, Inc., and any successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest, or creating a second or more junior lien on or second or more junior priority ownership interest, as applicable, in an estate in fee simple in real property securing a Mortgage Note.

         Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof, as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. Any mortgage loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by such Mortgage Loan Schedule which is in fact not so transferred for any reason including, without limitation, a breach of the representation contained in Section 2.03(b)(vii) hereof, shall continue to be a Mortgage Loan hereunder until the Purchase Price with respect thereto has been paid to the Trust Fund.

         Mortgage Loan Purchase Price: The price, calculated as set forth in
Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 10.01.

         Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement. The initial Mortgage Loan Schedule is attached hereto as Exhibit B and sets forth the following information with respect to each Mortgage Loan:

                  (i) the loan number;

                  (ii) the Mortgage Rate in effect as of the Cut-off Date;

                  (iii) the Master Servicing Fee Rate;

                  (iv) the Net Mortgage Rate in effect as of the Cut-off Date;

                  (v) the stated maturity date;

                  (vi) the stated original principal balance;

                  (vii) the original term;

                  (viii) the remaining term;

                  (ix) the Scheduled Payment;

                  (x) the property type;

                  (xi) if it is a second or more junior lien on the related Mortgaged Property;

                  (xii) if applicable, that such Mortgage Loan is a Balloon
         Loan;

                  (xiii) whether interest accrues at a fixed rate, and otherwise, the applicable Index (with respect to adjustable rate Mortgage Loans);

                  (xiv) the Gross Margin, if applicable;

                  (xv) the intervals between Interest Adjustment Dates, if applicable;

                  (xvi) the next succeeding Interest Adjustment Date, if applicable;

                  (xvii) the Periodic Rate Cap, if applicable;

                  (xviii) the Minimum Lifetime Mortgage Rate, if applicable;

                  (xix) the Maximum Lifetime Mortgage Rate, if applicable;

                  (xx) the Combined Loan-to-Value Ratio as of the Cut-off Date;

                  (xxi) [Reserved];

                  (xxii) the Cut-off Date Principal Balance;

                  (xxiii) if applicable, that such Mortgage Loan is a Simple Interest Loan;

                  (xxiv) if applicable, that such Mortgage Loan provides for negative amortization; and

                  (xxv) the MIN with respect to each Mortgage Loan registered on the MERS(R) System.

Such schedule shall also set forth the total of the amounts described under
(xxiv) above for all of the Mortgage Loans.

         Mortgage Note: The original executed note or other evidence of indebtedness of a Mortgagor under the related Mortgage Loan.

         Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time.

         Mortgaged Property: The underlying property securing a Mortgage Loan.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Monthly Excess Cashflow: With respect to any Distribution Date, is the excess of (x) the Interest Funds and Principal Funds for such Distribution Date over (y) the sum of the Interest Distribution Amounts and Principal Distribution Amounts for the Certificates for such Distribution Date and the Interest Carry Forward Amounts for the Class A Certificates for such Distribution Date.

         Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of the Master Servicing Fee Rate and the Trustee Fee Rate.

         Net Swap Payment: With respect to each Distribution Date, the net payment required to be made pursuant to the terms of the Swap Agreement by either the Swap Provider or the Swap Administrator, which net payment shall not take into account any Swap Termination Payment.

         Nonrecoverable Advance: Any portion of an Advance or a Servicing Advance previously made or proposed to be made by the Master Servicer or the Trustee, as applicable, that, in the good faith judgment of the Master Servicer or the Trustee, as applicable, will not or, in the case of a proposed advance, would not, be ultimately recoverable by it from the related Mortgagor, related Liquidation Proceeds or otherwise.

         Notional Amount: With respect to each Distribution Date and the Swap Agreement, the notional amount for the related calculation period as set forth in the related schedule set forth in the Swap Agreement.

         Offered Certificates: The Class A Certificates, Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and the Class M-6 Certificates.

         Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor or the Master Servicer (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with a particular subject) or (ii), if provided for in this Agreement, signed by a Servicing Officer and delivered to the Depositor, the Seller and/or the Trustee, as the case may be, as required by this Agreement.

         One-Month LIBOR: With respect to any Accrual Period, the rate determined by the Trustee on the related Interest Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that the parties hereto acknowledge that One-Month LIBOR for the first Accrual Period shall equal 4.38875% per annum. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Trustee and no Reference Bank Rate is available, then One-Month LIBOR for such Accrual Period will be One-Month LIBOR applicable to the preceding Accrual Period. The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee, and the Trustee's calculation of the rate of interest applicable to the Certificates bearing interest based on One-Month LIBOR, shall, in the absence of manifest error, be conclusive and binding.

         Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to each addressee of such opinion; provided that with respect to the Opinions of Counsel referenced in Section 7.05 and Section 11.01, or the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Optional Termination: The termination of the Trust Fund created hereunder as a result of the purchase of all of the Mortgage Loans and any REO Property pursuant to the last sentence of Section 10.01 hereof.

         Optional Termination Date: The Distribution Date on which the Stated Principal Balance of all of the Mortgage Loans, and the Appraised Value of all REO Properties, at the time of repurchase is equal to or less than 10% of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Original Value: The value of the property underlying a Mortgage Loan based on an appraisal.

         Originator: Any of the entities which either originated or acquired a Mortgage Loan and transferred such Mortgage Loan to the Seller.

         OTS:  The Office of Thrift Supervision.

         Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

         (a) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

         (b) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement. Outstanding Mortgage Loan: As of any date of determination, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full, and that did not become a Liquidated Loan, prior to the end of the related Prepayment Period.

         Overcollateralization Deficiency Amount: With respect to any Distribution Date, is the amount by which the Overcollateralization Target Amount for such Distribution Date exceeds the Overcollateralization Amount for such Distribution Date (after giving effect to distributions of principal on the Certificates (including as a result of Subsequent Recoveries on the Mortgage Loans), other than distributions of any Extra Principal Distribution Amount, on such Distribution Date).

         Overcollateralization Floor: For any date of determination, 0.50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

         Overcollateralization Release Amount: With respect to any Distribution Date, the lesser of (i) the Principal Funds for such Distribution Date and (ii) the excess, if any, of the Overcollateralization Amount for such Distribution Date (assuming 100% of the Principal Funds for such Distribution Date is applied as a principal payment on the related Certificates on such Distribution Date) over the Overcollateralization Target Amount for such Distribution Date.

         Overcollateralization Target Amount: With respect to the Mortgage Loans and any Distribution Date (i) prior to the Stepdown Date, an amount equal to 6.25% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and
(ii) on and after the Stepdown Date, provided a Trigger Event is not in effect, the greater of (a) an amount equal to 12.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and
(b) the Overcollateralization Floor or (iii) on and after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

         Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period), over (ii) the sum of the Certificate Principal Balance of the Offered Certificates and the Class M-7 Certificates on such Distribution Date (after taking into account the payment of principal (including as a result of Subsequent Recoveries on the Mortgage Loans), other than any Extra Principal Distribution Amount, on such Certificates on such Distribution Date).

         Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         Pass-Through Rate: With respect to each Class of Certificates, other than the Class B-IO Certificates and the Residual Certificates, the applicable interest rate for each such Class as set forth in Section 6.01, subject to the Interest Rate Cap. The Class B-IO Certificates and the Residual Certificates do not accrue interest and do not have a Pass-Through Rate.

         Percentage Interest: With respect to any Certificate of a specified Class, the Percentage Interest set forth on the face thereof or the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of such Class.

         Periodic Rate Cap: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum adjustment that can be made to the related Mortgage Rate on each related Interest Adjustment Date in accordance with its terms, regardless of the change in the applicable Index.

         Permitted Investments: At any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest short-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

                  (iii) [Reserved];

                  (iv) commercial or finance company paper which is then receiving the highest short-term rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

                  (v) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if S&P is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities (or, if S&P is a Rating Agency, the highest long-term and one of the two highest short-term ratings of such securities), or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency;

                  (vi) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                  (vii) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency;

                  (viii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

                  (ix) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long term ratings of each Rating Agency (provided that, for so long as S&P is a Rating Agency, such rating shall be the highest commercial paper rating of S&P for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

                  (x) interests in any money market fund (including any such fund managed or advised by the Trustee, the Master Servicer or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable long term rating by each Rating Agency rating such fund or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

                  (xi) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof (including any such fund managed or advised by the Trustee, the Master Servicer or any affiliate thereof) which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency; and

                  (xii) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or (iii) is purchased at a deep discount; provided further that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (vii) above); provided further that no amount beneficially owned by any REMIC (including, without limitation, any amounts collected by the Master Servicer but not yet deposited in the Master Servicer Collection Account) may be invested in investments (other than money market funds) treated as equity interests for Federal income tax purposes, unless the Master Servicer shall receive an Opinion of Counsel, at the expense of the Master Servicer, to the effect that such investment will not adversely affect the status of any such REMIC as a REMIC under the Code or result in imposition of a tax on any such REMIC. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

         Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization (as defined below) or any agency or instrumentality of either of the foregoing,
(iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (other than a partnership that has any direct or indirect foreign partners) or other entity (treated as a corporation or a partnership for federal income tax purposes), created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust or and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel (which shall not be an expense of the Trustee) that states that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

         Prepayment Assumption: The applicable rate of prepayment, as described in the Prospectus Supplement relating to each Class of Offered Certificates.

         Prepayment Charge: Any prepayment premium or charge payable by a Mortgagor in connection with any Principal Prepayment on the related Mortgage Loan pursuant to the terms of the related Mortgage Note.

         Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment, a Principal Prepayment in full (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Section 2.02, Section 2.03, Section 3.21 or Section 10.01 hereof) or that became a Liquidated Loan during the related Prepayment Period, the amount, if any, by which (i) one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment (or liquidation) or, in the case of a partial Principal Prepayment, on the amount of such prepayment, or, in the case of a liquidation, the amount of such Liquidation Proceeds, exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment.

         Prepayment Period: As to any Distribution Date other than the First Distribution Date, the period from the sixteenth day of the calendar month preceding the calendar month in which such Distribution Date occurs through the close of business on the fifteenth day of the calendar month in which such Distribution Date occurs. As to the first Distribution Date, the period from the Cut-off Date through the close of business on January 15, 2006.

         Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to the related Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related security instrument, if any, or any replacement policy therefor through the related Accrual Period for such Class relating to a Distribution Date.

         Principal Distribution Amount: With respect to each Distribution Date, an amount equal to (x) the Principal Funds for such Distribution Date plus (y) any Extra Principal Distribution Amount for such Distribution Date minus (z) any Overcollateralization Release Amount for such Distribution Date.

         Principal Funds: With respect to any Distribution Date, (i) the sum, without duplication, of (a) all scheduled principal (or with respect to any Simple Interest Loans, actual principal) collected during the related Due Period on the Mortgage Loans, (b) all Advances relating to principal made on or before the Master Servicer Advance Date relating to such Distribution Date, (c) Principal Prepayments, exclusive of Prepayment Charges, collected during the related Prepayment Period, (d) the Stated Principal Balance of each Mortgage Loan that was repurchased by the Seller pursuant to Sections 2.02, 2.03 or 3.21 with respect to the related Distribution Date, (e) the aggregate of all Substitution Adjustment Amounts for the related Determination Date delivered by the Master Servicer in connection with the substitution of Mortgage Loans pursuant to Section 2.03(c), (f) amounts in respect of principal paid by the Master Servicer pursuant to Section 10.01 and (g) all Liquidation Proceeds (other than Excess Liquidation Proceeds) and Insurance Proceeds on the Mortgage Loans collected during the related Due Period (to the extent such Liquidation Proceeds and Insurance Proceeds relate to principal on the Mortgage Loans plus the principal portion of all Subsequent Recoveries on the Mortgage Loans received during the related Due Period, in each case to the extent remitted by the Master Servicer to the Master Servicer Collection Account pursuant to this Agreement, minus (ii) all amounts relating to principal or not allocable to either principal or interest on the Mortgage Loans that are used to reimburse the Trustee and the Master Servicer for amounts due to such Persons hereunder, to the extent that such amounts have not been retained by or otherwise paid to such Person, as set forth in Sections 4.03 and 4.05 and, any Net Swap Payments or Swap Termination Payments not due to a Swap Provider Trigger Event owed to the Swap Administrator for payment to the Swap Provider, to the extent not paid from Interest Funds for the related Distribution Date and to the extent remaining unpaid from any previous Distribution Date.

         Principal Prepayment: Any Mortgagor payment or other recovery of (or proceeds with respect to) principal on a Mortgage Loan (including loans purchased or repurchased pursuant to Sections 2.02, 2.03, 3.20 and 10.01 hereof) that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on such Mortgage Loan on any date or dates in any month or months subsequent to the month of prepayment, and all amounts constituting lost principal with respect to a Mortgage Loan that is treated as a Principal Prepayment pursuant to Section
2.08. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

         Prospectus Supplement: The Prospectus Supplement, dated December 28, 2005, relating to the public offering of the Offered Certificates.

         Protected Party:  As defined in Section 7.04 hereof.

         PUD:  A Planned Unit Development.

         Purchase Price: With respect to any Mortgage Loan (x) required to be repurchased by the Seller pursuant to Section 2.02 or Section 2.03 hereof or (y) that the Master Servicer has a right to purchase pursuant to Section 3.21 hereof, an amount equal to the sum of (i) 100% of the outstanding principal balance of the Mortgage Loan as of the date of such purchase plus (ii) accrued interest thereon at the applicable Mortgage Rate from the date through which interest was last paid on such Mortgage Loan by the related Mortgagor to the first day of the month in which such Purchase Price is to be distributed to Certificateholders plus (iii) in the case of a repurchase of such Mortgage Loan resulting from breach of a representation or warranty contained in Section 2.03(b)(vii)(G), Section 2.03(b)(vii)(S) or Section 2.03(b)(vii)(X), any costs or damages incurred by the Trust and the Trustee in connection with the violation by such Mortgage Loans of any predatory lending or abusive lending law, reduced by (iv) any portion of the Master Servicing Fee, Servicing Advances and Advances payable to the purchaser of such Mortgage Loan.

         Rating Agency: Each of S&P and Moody's. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

         Realized Loss: With respect to each Liquidated Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, as reported by the Master Servicer to the Trustee, equal to (i) the Stated Principal Balance of such Liquidated Loan as of the date of such liquidation, minus (ii) the net Liquidation Proceeds, if any, received in connection with such liquidation during the month in which such liquidation occurs, to the extent applied as recoveries of principal of such Liquidated Loan.

         Realized Loss Event: A Realized Loss Event will be deemed to have occurred if as of the last day of the related Due Period, for the Distribution Dates in the months indicated below, the aggregate amount of Realized Losses on the Mortgage Loans from the Cut-off Date through such last day of the related Due Period (reduced by the aggregate amount of Subsequent Recoveries on the Mortgage Loans from the Cut-off Date through the last day of the related Due Period), as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, exceeds the following:

               (i)      36 months through 47 months following the Closing
Date, 5.00%;

               (ii) 48 months through 59 months following the Closing Date, 6.75%;

               (iii) 60 months through 71 months following the Closing Date, 8.00%; and

               (iv) 72 months following the Closing Date, and each month thereafter, 8.50%.

         Record Date: With respect to the Class B-IO Certificates and the Residual Certificates and (a) the first Distribution Date, the Closing Date, and
(b) with respect to any other Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs. With respect to any Distribution Date and the Certificates (other than the Class B-IO Certificates and the Residual Certificates), so long as such Certificates are Book-Entry Certificates, the Business Day preceding such Distribution Date, and otherwise, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

         Reference Bank Rate: With respect to any Accrual Period, the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Certificates (other than the Class B-IO Certificates and the Residual Certificates) on such Interest Determination Date, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Certificates which bear an adjustable rate of interest on such Interest Determination Date.

         Reference Banks: Barclays Bank PLC, Citibank, N.A. and Deutsche Bank AG, provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market
(i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor, the Seller, the Master Servicer or any affiliate thereof and (iii) which have been designated as such by the Trustee.

         Regular Certificate: Any Certificate other than a Residual Certificate.

         Relief Act: The Servicemembers Civil Relief Act.

         Remaining Excess Spread: With respect to any Distribution Date, the Excess Spread for such Distribution Date less any Extra Principal Distribution Amount for such Distribution Date.

         REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

         REMIC I:  The segregated pool of assets described in Section 5.08(a).

         REMIC I Certificates: The REMIC I Regular Interests and the Class R-I Certificate.

         REMIC I Regular Interests: As defined in Section 5.08(b).

         REMIC II:  The segregated pool of assets described in Section 5.08(a).

         REMIC II Certificates: The REMIC II Regular Interests and the Class R-II Certificate.

         REMIC II Regular Interests: As defined in Section 5.08(c).

         REMIC Opinion: An Opinion of Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause any of REMIC I or REMIC II to fail to qualify as a REMIC while any regular interest in any such REMIC is outstanding, (ii) result in a tax on prohibited transactions or (iii) constitute a taxable contribution after the Startup Day.

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

         Remittance Report:  As defined in Section 5.04(c).

         REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Replacement Mortgage Loan: A Mortgage Loan or Mortgage Loans in the aggregate substituted by the Seller for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due on such Mortgage Loan in the month of substitution, not in excess of, and not less than 90% of, the Stated Principal Balance of the related Deleted Mortgage Loan; (ii) have a Mortgage Rate not less than or more than 1% per annum higher than the Mortgage Rate of the related Deleted Mortgage Loan;
(iii) have the same or higher credit quality characteristics than that of the related Deleted Mortgage Loan; (iv) have a Combined Loan-to-Value Ratio no higher than that of the related Deleted Mortgage Loan (and which satisfies the requirements of Section 1.860G-2(a)(2) of the REMIC Provisions); (v) have a remaining term to maturity no greater than (and not more than one year less than) that of the related Deleted Mortgage Loan; (vi) not permit conversion of the related Mortgage Rate from a fixed rate to a variable rate; (vii) provide for a Prepayment Charge on terms substantially similar to those of the Prepayment Charge, if any, of the related Deleted Mortgage Loan; (viii) have the same lien priority as the related Deleted Mortgage Loan; (ix) constitute the same occupancy type as the related Deleted Mortgage Loan or be owner occupied;
(x) be current in payment of principal and interest as of the date of substitution; (xi) have payment terms that do not vary in any material respect from the payment terms of the related Deleted Mortgage Loan; (xii) if the related Deleted Mortgage Loan bears an adjustable rate of interest, have a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of the related Deleted Mortgage Loan, have the same Index and interval between Interest Adjustment Dates as that of, and a Minimum Lifetime Mortgage Rate no lower than that of, such Deleted Mortgage Loan; and (xiii) comply with each representation and warranty set forth in Section 2.03 hereof.

         Request for Release: The Request for Release to be submitted by the Seller or the Master Servicer to the Trustee substantially in the form of Exhibit H. Each Request for Release furnished to the Trustee by the Seller or the Master Servicer shall be in duplicate and shall be executed by a Servicing Officer (or, if furnished electronically to the Trustee, shall be deemed to have been sent and executed by an officer or by a Servicing Officer) of the Seller or the Master Servicer, as applicable.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

         Residual Certificates: The Class R-I Certificates and Class R-II Certificates.

         Responsible Officer: With respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary or any Trust Officer with specific responsibility for the transaction contemplated hereby, or other officers of the Trustee specified by the Trustee, as to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         S&P:  Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

         Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan.

         Securities Act: The Securities Act of 1933, as amended.

 Seller: EMC, in its capacity as seller of the Mortgage Loans to the Depositor.

         Senior Enhancement Percentage: As to each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate Certificate Principal Balance of the Subordinate Certificates and
(ii) the Overcollateralization Amount (in each case after taking into account the distribution of the related Principal Distribution Amount, on such Distribution Date) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable legal fees) incurred in the performance by the Master Servicer of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, with respect to a Mortgage Loan, and including any expenses incurred in relation to any such proceedings that result from a Mortgage Loan being registered in the MERS(R) System, (iii) the management and liquidation of any REO Property (including, without limitation, realtor's commissions) and (iv) compliance with any obligations under Section
3.09 hereof to cause insurance to be maintained.

         Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

         Simple Interest Loan: A Mortgage Loan that provides for daily accrual of interest and is identified as such on the Mortgage Loan Schedule.

         Startup Day: The startup day, within the meaning of Section 860G(a)(9) of the Code, for each REMIC formed hereunder shall be the Closing Date.

         Stated Principal Balance: With respect to any Mortgage Loan or related REO Property and any Distribution Date, the Cut-off Date Principal Balance thereof minus the sum of (i) the principal portion of the Scheduled Payments due (or, with respect to any Simple Interest Loans, the principal portion of payments actually received) from the related Mortgagor with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date (and, other than with respect to any Simple Interest Loans, irrespective of any delinquency in their payment), (ii) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Liquidation Proceeds to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.13 with respect to such Mortgage Loan, that were received by the Master Servicer as of the close of business on or prior to the last day of the Prepayment Period related to such Distribution Date, and (iii) any Realized Losses on such Mortgage Loan incurred during the related Due Period, plus (y) with respect to each negatively amortizing Mortgage Loan, any Deferred Interest added to the principal of such Mortgage Loan through the last day of the related Due Period. The Stated Principal Balance of a Liquidated Loan equals zero.

         Stepdown Date: The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date occurring in January 2009 and (b) the first Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates plus the Overcollateralization Amount for such Distribution Date divided by the sum of the Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and Principal Prepayments received during the related Prepayment Period) is greater than or equal to 55.90%.

         Subordinate Certificates: The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates.

         Subsequent Recovery: The recovery by the Master Servicer of any amount (including the release of surplus funds held to cover expenses) in respect of a Liquidated Loan after a Realized Loss has been allocated with respect to one or more Classes of Certificates.

         Subservicer: The meaning ascribed to such term pursuant to Section 3.22(a).

         Subservicing Agreement: The meaning ascribed to such term pursuant to
Section 3.22(a).

         Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(c).

         Successor Master Servicer: The meaning ascribed to such term pursuant to Section 8.01.

         Swap Administration Agreement: The swap administration agreement, dated December 30, 2005, pursuant to which the Swap Administrator will make payments to the Swap Provider and the Trust Fund, and certain other payments.

         Swap Administrator: LaSalle Bank National Association in its capacity as swap administrator under the Swap Agreement, and its successors and assigns.

         Swap Agreement: The Swap Agreement between the Swap Provider and the Swap Administrator, which agreement provides for Net Swap Payments and Swap Termination Payments to be paid, as provided therein, together with any schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit L.

         Swap Account: The separate trust account created and maintained by the Swap Administrator pursuant to the Swap Administration Agreement.

         Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

         Swap Payment: With respect to each Distribution, the payment, if any, required to be made to the Swap Administrator for the benefit of the Trust pursuant to the terms of the Swap Agreement by the Swap Provider, which payment shall not take into account any Swap Termination Payment.

         Swap Provider: The swap provider under the Swap Agreement either (a) entitled to receive payments from the Swap Administrator from amounts payable by the Trust Fund under this Agreement or (b) required to make payments to the Swap Administrator for payment to the Trust Fund, in either case pursuant to the terms of the Swap Agreement, and any successor in interest or assign. Initially, the Swap Provider shall be Bear Stearns Financial Products Inc.

         Swap Provider Trigger Event: With respect to any Distribution Date, (i) an Event of Default under the Swap Agreement with respect to which the Swap Provider is a Defaulting Party, (ii) a Termination Event under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party, or
(iii) an Additional Termination Event under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

         Swap Termination Payment: Upon the designation of an "Early Termination Date" as defined in the Swap Agreement, the payment to be made by the Swap Administrator to the Swap Provider from payments from the Trust Fund, or by the Swap Provider to the Swap Administrator for payment to the Trust Fund, as applicable, pursuant to the terms of the Swap Agreement.

         Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. The holder of the greatest Percentage Interest in a Class of Residual Certificates shall be the Tax Matters Person for the related REMIC. The Trustee, or any successor thereto or assignee thereof, shall serve as tax administrator hereunder and as agent for the related Tax Matters Person.

         Transfer Affidavit:  As defined in Section 6.02(c).

         Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

         Trigger Event: With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event exists if either a Delinquency Event or a Realized Loss Event shall have occurred and be continuing.

         Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest accruing and principal due (or in the case of any Simple Interest Loan, received) with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) the Master Servicer Collection Account, the Distribution Account, the Basis Risk Reserve Fund, the Swap Account and the Yield Maintenance Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (iv) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loans; (v) rights under the Swap Agreement, the Yield Maintenance Agreement, the Basis Risk Reserve Fund and the Final Maturity Reserve Account; and (vi) all proceeds of the foregoing, including proceeds of conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

         Trustee: LaSalle Bank National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party, and any successor trustee as may from time to time be serving as successor trustee hereunder.

         Trustee Fee: As to any Distribution Date, an amount equal to the product of 1/12th of the Trustee Fee Rate and the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

         Trustee Fee Rate:  0.015% per annum.

         Unpaid Allocated Realized Loss Amount: As of any Distribution Date, and each Class of Certificates, the excess of (i) the Allocated Realized Loss Amount with respect to such Class of Certificates over (ii) the sum of all Subsequent Recoveries allocated to such Class of Certificates, in each case, on all previous Distribution Dates. Any amounts distributed to a Class of Certificates in respect of any Unpaid Allocated Realized Loss Amount on such Class of Certificates will not be applied to reduce the Certificate Principal Balance of such Class of Certificates.

         Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions hereunder. Voting Rights shall be allocated (i) 95% to the Certificates (other than the Class B-IO Certificates and the Residual Certificates), (ii) 3% to the Class B-IO Certificates and (iv) 1% to each Class of Residual Certificates, with the allocation among the Certificates (other than the Class B-IO Certificates and the Residual Certificates) to be in proportion to the Certificate Principal Balance of each Class relative to the

Certificate Principal Balance of all other such Classes. Voting Rights will be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

         Yield Maintenance Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.06 in the name of the Trustee for the benefit of the Class A Certificateholders, the Class M-1 Certificateholders, the Class M-2 Certificateholders, the Class M-3 Certificateholders, the Class M-4 Certificateholders, the Class M-5 Certificateholders, the Class M-6 Certificateholders and the Class M-7 Certificateholders and designated "LaSalle Bank National Association, in trust for registered holders of Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, Yield Maintenance Account." The Yield Maintenance Account shall not constitute an asset of any REMIC hereunder.

         Yield Maintenance Agreement: Collective reference to the Confirmation (which is also a Schedule to the ISDA Form Master Agreement referred to below), Ref. No. FXNCC7751, and the Confirmation (which is also a Schedule to the ISDA Form Master Agreement referred to below), Ref. No. FXNCC7752, each dated December 22, 2005, between the Yield Maintenance Provider and the Trust and the 1992 ISDA Master Agreement (Multicurrency - Cross Border) form (the "ISDA Form Master Agreement") deemed entered into pursuant to such confirmation.

         Yield Maintenance Payment:  As defined in the Prospectus Supplement.

         Yield Maintenance Provider: Bear Stearns Financial Products Inc., or any successor in interest.

                                   ARTICLE II

             CONVEYANCE OF TRUST FUND REPRESENTATIONS AND WARRANTIES

         Section 2.01. Conveyance of Trust Fund. The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Seller in and to the assets in the Trust Fund.

         The Seller has entered into this Agreement in consideration for the purchase of the Mortgage Loans by the Depositor and has agreed to take the actions specified herein.

         The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

         In connection with any such transfer and assignment, the Depositor has delivered to or caused to be delivered to, and deposited with, the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

                  (i) the original Mortgage Note, including any riders thereto, endorsed without recourse in the following form: (A) "Pay to the order of LaSalle Bank National Association, as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, without recourse", or (B) in the case of a loan registered on the MERS(R) System, in blank, and in each case with all intervening endorsements, to the extent available, and showing an unbroken chain of endorsements from the related Originator to the Seller, or, if the original Mortgage Note is unavailable to the Depositor, a photocopy thereof, if available, together with a lost note affidavit,

                  (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form),

                  (iii) unless the Mortgage Loan is registered on the MERS(R) System, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the related Mortgaged Property is located) to the Trustee of the Mortgage, in recordable form, with respect to each Mortgage Loan in the name of "LaSalle Bank National Association, as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4", in recordable form or in blank,

                  (iv) an original or a copy of all intervening assignments of the related Mortgage, if any, to the extent available to the Seller, with evidence of recording thereon,

                  (v) the original lender's policy of title insurance or a duplicate lender's policy of title insurance or, in the event such original title policy has not been received from the related insurer, such original or duplicate original lender's policy of title insurance shall be delivered within one year of the Closing Date, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property, and

                  (vi) originals or copies of all available assumption, modification or substitution agreements, if any;

provided, however, that the assignment of the Mortgage to the Trustee will not be required to be submitted for recording with respect to any Mortgage Loan: (a) if such recordation is not required by the Rating Agencies; (b) if MERS is identified on the related Mortgage or on a properly recorded assignment of the related Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns; or (c) an Opinion of Counsel has been provided to the Trustee (with a copy to the Custodian) which states that recordation of such assignment is not required to protect the interests of the Certificateholders in the related Mortgage Loans;

and provided, further, however, that in lieu of the foregoing, the Depositor may deliver, or cause to be delivered, the following documents, under the circumstances set forth below: (x) if any Mortgage, assignment thereof to the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Depositor may deliver, or cause to be delivered, a true copy thereof with a certification by the Master Servicer or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; and (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified in the list set forth in Exhibit J, the Depositor may deliver, or cause to be delivered, a lost note affidavit (or a blanket lost note affidavit covering some or all of the Mortgage Loans in Exhibit J) and a copy of the original note, if available; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may cause the Seller to, and the Seller shall (i) deposit, or cause to be deposited, all amounts paid in respect of such Mortgage Loans into the Master Servicer Collection Account or the Distribution Account on or before the Distribution Account Deposit Date relating to the first Distribution Date, or (ii) deliver to the Trustee on the Closing Date a certification of an authorized officer of the Seller stating that the Seller will deposit or cause to be deposited all such amounts on or before the Distribution Account Deposit Date relating to the first Distribution Date, in which case the Seller shall so deposit or cause to be deposited such amounts into the Master Servicer Collection Account or the Distribution Account on or before such Distribution Account Deposit Date.

         In the case of the documents referred to in clause (x) above, the Depositor shall deliver, or cause to be delivered, such documents to the Trustee promptly after they are received. The Seller shall cause, at its expense, the Mortgage and intervening assignments, if any, and to the extent required in accordance with the foregoing, the assignment of the Mortgage to the Trustee, to be submitted for recording promptly after the Closing Date. In the event that the Seller, the

Depositor or the Master Servicer gives written notice to the Trustee (a) that recording of the assignment of the Mortgage to the Trustee is required to protect the right, title and interest of the Trustee on behalf of the Certificateholders in and to any Mortgage Loan, (b) a court recharacterizes the sale of the Mortgage Loans as a financing, or (c) as a result of any change in or amendment to the laws of a State in which recording was not effected or any applicable political subdivision thereof, or any change in official position regarding application or interpretation of such laws, including a holding by a court of competent jurisdiction, such recording is so required, the Seller shall submit or cause to be submitted for recording as specified above. In the event a Mortgage File is released to the Master Servicer as a result of the Master Servicer's having completed a Request for Release, the Trustee shall, if not so completed, complete, or cause the Custodian to complete, the assignment of the related Mortgage in the manner specified in clause (iii) above.

         In connection with the assignment of any Mortgage Loans registered on the MERS(R) System, the Seller further agrees that it will cause, at the Seller's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Depositor and by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the Trustee, (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans and (c) a code that provides the Trustee with access to such Mortgage Loans. The Seller further agrees that it will not, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         Since the mortgage loans permitted to be purchased pursuant to this Agreement are limited to (i) the Mortgage Loans purchased hereunder on the Closing Date and (ii) any Replacement Mortgage Loans purchased hereafter pursuant to the provisions of this Agreement, and the Seller has made the representations and warranties contained herein with respect to all such Mortgage Loans, including, a representation and warranty contained in Section 2.03(b)(vii)(S) of this Agreement, that, as of the Closing Date or date of substitution, as applicable, no Mortgage Loan is (W) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Security Act of 2002 (the "New Jersey Act"), (X) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act (the "New Mexico Act"), (Y) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 (the "Massachusetts Act") or (Z) a "High-Cost Home Loan" as defined by the Indiana High Cost Home Loan Law effective Jan 1, 2005 (the "Indiana Act"), it is agreed and understood by the parties hereto that it is not intended that any mortgage loan be purchased hereunder that is (1) a "High-Cost Home Loan" as defined in the New Jersey Act, (2) a "High-Cost Home Loan" as defined in the New Mexico Act, (3) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Act or (4) a "High-Cost Home Loan" as defined in the Indiana Act.

         Section 2.02. Acceptance by Trustee of the Mortgage Loans.

              (a) The Trustee acknowledges receipt, subject to its further review and the exceptions the Trustee notes pursuant to the procedures described below, of the documents (or certified copies thereof) delivered to the Trustee or the Custodian pursuant to Section 2.01 and declares that it holds and will continue to hold those documents, and any amendments, replacements or supplements thereto, and all other assets of the Trust Fund delivered to the Trustee, in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, the Trustee, or the Custodian acting on its behalf, will deliver to the Seller, the Trustee and the Master Servicer an initial certification, in the form annexed as Exhibit C-1 hereto, confirming whether or not it has received the Mortgage File for each Mortgage Loan (other than any Mortgage Loan for which a lost note affidavit has been delivered), but without review of such Mortgage File, except to the extent necessary to confirm whether such Mortgage File contains the original Mortgage Note or a lost note affidavit in lieu thereof. No later than 90 days after the Closing Date, the Trustee agrees, for the benefit of the Certificateholders, to review, or to have the Custodian review on its behalf, each Mortgage File delivered to it or the Custodian and to execute and deliver, or cause to be executed and delivered by the Custodian, to the Seller, the Trustee and to the Master Servicer an interim certification substantially in the form annexed as Exhibit C-2 hereto. In conducting such review, the Trustee, or the Custodian as its agent, will ascertain whether all required documents have been executed and received and whether those documents relate, determined on the basis of the related Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B to this Agreement, as supplemented (provided, however, that with respect to those documents described in clauses (iv) and (vi) of the fourth paragraph of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such clauses). In performing any such review, the Trustee, or the Custodian as its agent, may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee, or the Custodian as its agent, finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B or to appear to be defective on its face, the Trustee shall include such information in the exception report attached to such interim certification. The Seller shall, within 90 days from the date of such exception report, correct or cure any such omission or defect or, if prior to the end of the second anniversary of the Closing Date, the Seller may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section
2.03 or shall deliver to the Trustee an Opinion of Counsel, addressed to the Trustee, at the Seller's expense, to the effect that such omission or defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan. If the Seller fails to correct or cure such omission or defect or deliver such Opinion of Counsel within such period, the Seller will, subject to Section 2.03, within 90 days from the notification of the Trustee purchase such Mortgage Loan at the Purchase Price; provided, however, that if such omission or defect relates solely to the inability of the Seller to deliver the related Mortgage, the assignment thereof to the Trustee, or intervening assignments thereof with evidence of recording thereon because such documents have been submitted for recording and have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

              (b) No later than 180 days after the Closing Date, the Trustee will review, for the benefit of the Certificateholders, or will have the Custodian on its behalf review, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Seller, the Trustee and the Master Servicer, a final certification substantially in the form annexed as Exhibit C-3 hereto. In conducting such review, the Trustee, or the Custodian as its agent, will ascertain whether each document required to be recorded has been returned from the recording office with evidence of recording thereon and the Trustee has received either an original or a copy thereof, as required in Section 2.01 (provided, however, that with respect to those documents described in clauses
(iv) and (vi) of the fourth paragraph of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such clauses). If the Trustee, or the Custodian as its agent, finds any document with respect to a Mortgage Loan has not been received, or to be unrelated, determined on the basis of the related Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or to appear defective on its face, the Trustee, or the Custodian acting on its behalf, shall note such defect in the exception report attached to such final certification and shall promptly notify the Seller. The Seller shall, within 90 days from the date of such exception report, correct or cure any such omission or defect or, if prior to the end of the second anniversary of the Closing Date, the Seller may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in
Section 2.03, or shall deliver to the Trustee an Opinion of Counsel, addressed to the Trustee, at the Seller's expense, to the effect that such omission or defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan. If the Seller is unable within such period to correct or cure such omission or defect, or to substitute the related Mortgage Loan with a Replacement Mortgage Loan or to deliver such Opinion of Counsel, the Seller shall, subject to Section 2.03, within 90 days from the notification of the Trustee, purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the related Mortgage, the assignment thereof to the Trustee or intervening assignments thereof with evidence of recording thereon, because such documents have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan, if the Seller delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

         Notwithstanding anything to the contrary herein, the parties hereto acknowledge that:

                  (i) all obligations of LaSalle Bank National Association, as the Trustee with respect to the custody and review of the Mortgage Files shall be performed by and be the responsibility of LaSalle Bank National Association, as the Custodian pursuant to the Custodial Agreement;

                  (ii) LaSalle Bank National Association, as the Trustee shall have no responsibility with respect to the custody or review of Mortgage Files held by LaSalle Bank National Association, as the Custodian pursuant to the Custodial Agreement;

                  (iii) LaSalle Bank National Association, as the Trustee shall have no liability for the failure of LaSalle Bank National Association, as the Custodian to perform the obligations of the Custodian under the Custodial Agreement; and

                  (iv) LaSalle Bank National Association, as the Custodian shall be liable for the failure of LaSalle Bank National Association, as the Custodian to perform the obligations of the Custodian under the Custodial Agreement, to the extent provided in the Custodial Agreement.

                  (c) In the event that a Mortgage Loan is purchased by the Seller in accordance with subsections 2.02(a) or (b) above or Section 2.03, the Seller shall remit the applicable Purchase Price to the Trustee for deposit in the Distribution Account and shall provide written notice to the Trustee detailing the components of the Purchase Price, signed by a Servicing Officer. Upon deposit of the Purchase Price in the Distribution Account and receipt of a Request for Release, the Trustee, or the Custodian acting on its behalf, shall release to the Seller the related Mortgage File and shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Seller, as are necessary to vest in the Seller title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the deposit into the Distribution Account was made. The Trustee shall promptly notify the Rating Agencies of such repurchase in accordance with Section 11.05. The obligation of the Seller to cure, repurchase or substitute for any Mortgage Loan as to which an omission or defect in a constituent document exists shall be the sole remedy respecting such omission or defect available to the Certificateholders or to the Trustee on their behalf.

                  (d) The Seller shall deliver to the Trustee, or the Custodian acting on its behalf, and the Trustee agrees to accept, the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan, which the Trustee, or the Custodian as its agent, will review as provided in subsections 2.02(a) and 2.02(b), provided, that the Closing Date referred to therein shall instead be the date of delivery of the Mortgage File with respect to such Replacement Mortgage Loan.

                  (e) Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer has otherwise fulfilled its respective obligations under this Agreement, the Trustee, or the Custodian as its agent, shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.

         Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Seller.

         (a) The Master Servicer hereby represents and warrants to the Depositor and the Trustee as follows, as of the Closing Date:

                  (i) It is duly organized and is validly existing and in good standing under the laws of the State of Delaware, and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by it in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the "doing business" laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (ii) It has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (iii) The execution and delivery of this Agreement by the Master Servicer, the servicing of the Mortgage Loans by the Master Servicer under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a material breach of any term or provision of its charter or by-laws or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

                  (iv) It is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

                  (v) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

         (b) The Seller hereby represents and warrants to the Depositor and the Trustee as follows, as of the Closing Date:

                  (i) The Seller is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the "doing business" laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to sell the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (ii) The Seller has the full corporate power and authority to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized by all necessary corporate action on the part of the Seller the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (iii) The execution and delivery of this Agreement by the Seller, the sale of the Mortgage Loans by the Seller under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and the Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which breach or violation may materially impair the Seller's ability to perform or meet any of its obligations under this Agreement.

                  (iv) The Seller is an approved seller of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

                  (v) No litigation is pending or, to the best of the Seller's knowledge, threatened, against the Seller that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Seller to sell the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Seller has obtained the same.

                  (vii) With respect to each Mortgage Loan as of the Cut-off Date (unless otherwise expressly provided) or, with respect to clauses
         (C), (G), (Q), (S), (U) and (X) below, as of the Closing Date:

                        (A) The information set forth in the Mortgage Loan
                  Schedule on the Closing Date is complete, true and correct.

                        (B) No Mortgage Loan is delinquent 61 or more days;
                  and the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property subject to the related Mortgage, directly or indirectly, for the payment of any amount required under any Mortgage Loan.

                        (C) Except with respect to taxes, insurance and other
                  amounts previously advanced by the Master Servicer with respect to any Mortgage Loan, to the best of Seller's knowledge, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

                        (D) The terms of the related Mortgage Note and the
                  related Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which in the case of the Mortgage Loans are in the related Mortgage File and have been or will be recorded, if necessary to protect the interests of the Trustee, and which have been or will be delivered to the Trustee, all in accordance with this Agreement. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement in the case of the Mortgage Loans is part of the related Mortgage File.

                        (E) The related Mortgage Note and the related
                  Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of such Mortgage

                  Note and such Mortgage, or the exercise of any right there-under, render the related Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                           (F) All buildings upon, or comprising part of, the
                  related Mortgaged Property are insured by an insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where such Mortgaged Property is located, and such insurer is licensed to do business in the state where such Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the related Originator, its successors and assigns as mortgagee, and Seller has received no notice that all premiums thereon have not been paid. If upon origination of such Mortgage Loan, the related Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), which require under applicable law that a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) be obtained, such flood insurance policy is in effect and is with a generally acceptable carrier in an amount representing coverage not less than the least of
                  (A) the Stated Principal Balance of the related Mortgage Loan (together with, in the case of a Mortgage Loan that is not a first priority lien, the outstanding principal balance of all related liens that are prior to the applicable lien of such Mortgage Loan), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The related Mortgage obligates the related Mortgagor thereunder to maintain all such insurance at such Mortgagor's cost and expense and, on such Mortgagor's failure to do so, authorizes the holder of the related Mortgage to maintain such insurance at such Mortgagor's cost and expense and to obtain reimbursement therefor from such Mortgagor.

                        (G) As to the Mortgage Loans by Cut-off Date Principal
                  Balance, that are classified and/or defined as "high cost" loans at the time of origination, none of such Mortgage
                  Loans violated at such time 12 CFR Part 226.31, 12 CFR Part
                  226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing the Truth-in-Lending Act, which implements the Home Ownership and Equity Protection Act of 1994, as amended ("TILA"), or any state or local anti-predatory law (including Mortgage Loans governed by the Georgia Fair Lending Act, if such Mortgage Loan was originated on or after October 1, 2002 through March 6, 2003). As to the Mortgage Loans by Cut-off Date Principal Balance, none of such Mortgage Loans is a loan that is (1) subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, (2) classified and/or defined as a "high cost" loan under any other state, federal or local law including, but not limited to, the States of Georgia, North

                  Carolina and New York or (3) subject to the Georgia Fair Lending Act, if such Mortgage Loan was originated on or after October 1, 2002 through March 6, 2003. Each Mortgage Loan at the time it was made otherwise complied in all material respects with any and all requirements of any federal, state or local law including, but not limited to, all predatory lending laws, usury, truth in lending, real estate settlement procedures (including the Real Estate Settlement Procedures Act of 1974, as amended), consumer credit protection, equal credit opportunity or disclosure laws applicable to such Mortgage Loan.

                        (H) The related Mortgage has not been satisfied,
                  canceled, subordinated, or rescinded, in whole or in part, and the related Mortgaged Property has not been released from the lien of the related Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

                        (I) The related Mortgage is a valid, existing and
                  enforceable first or second lien on the related Mortgaged Property, including all improvements on such Mortgaged Property, if any, subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the related Originator of such Mortgage Loan and which do not adversely affect the Appraised Value of the related Mortgaged Property and (3) in the case of a Mortgage that is a second priority lien, the first lien on the related Mortgaged Property identified in the related Mortgage File, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage. The Seller has full right to sell and assign the related Mortgage to the Depositor.

                        (J) The related Mortgage Note and the related
                  Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or general principles of equity.

                        (K) All parties to the related Mortgage Note and the
                  related Mortgage had the legal capacity to enter into the Mortgage Loan transaction and to execute and deliver such Mortgage Note and such Mortgage, and such Mortgage Note and such Mortgage have been duly and properly executed by such parties.

                        (L) The proceeds of such Mortgage Loan have been
                  fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing such Mortgage Loan and the recording of the related Mortgage were paid, and the related Mortgagor is not entitled to any refund of any amounts paid or due under the related Mortgage Note or such Mortgage.

                        (M) Immediately prior to the conveyance of the
                  Mortgage Loans by the Seller to the Depositor hereunder, the Seller was the sole owner and holder of the Mortgage Loans and the related servicing rights; the related Originator or the Seller or the Master Servicer was the custodian of the related escrow account, if applicable; such Mortgage Loan had neither been assigned nor pledged, and the Seller had good and marketable title thereto, and had full right to transfer and sell such Mortgage Loan and the related servicing rights to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, and had full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign such Mortgage Loan and the related servicing rights to the Depositor pursuant to the terms of this Agreement.

                        (N) All parties which have had any interest in the
                  related Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located, and
                  (2) organized under the laws of such state, qualified to do business in such state, a federal savings and loan association or national bank having principal offices in such state or not deemed to be doing business in such state under applicable law.

                        (O) Such Mortgage Loan is covered by an ALTA lender's
                  title insurance policy or equivalent form acceptable to the Department of Housing and Urban Development, or any successor thereto, and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring (subject to the exceptions contained in clause (I) above) the Seller (as assignee), its successors and assigns as to the first or more junior priority lien of the related Mortgage in the original principal amount of such Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the related Mortgage Note and/or related Mortgage providing for adjustment in the related Mortgage Rate and monthly payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the related Mortgaged Property or any interest therein. With respect to each Mortgage Loan, the Seller (as assignee) is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller in the case of a Mortgage Loan, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

                        (P) Except as provided in clause (B), immediately
                  prior to the Cut-off Date, there was no default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note and there was no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration with respect to such Mortgage Loan, and the Seller has not waived any default, breach, violation or event of acceleration with respect to such Mortgage Loan.

                        (Q) There are no mechanics' or similar liens or claims
                  which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to or equal with the lien of the related Mortgage.

                        (R) All improvements which were considered in any
                  appraisal which was used in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

                        (S) No Mortgage Loan is a "High-Cost Home Loan" as
                  defined in the New Jersey Act, a "High-Cost Home Loan" as defined in the Indiana Act, a "High-Cost Home Loan" as defined in the New Mexico Act or a "High Cost Home Mortgage Loan" as defined in the Massachusetts Act.

                        (T) The origination, servicing and collection practices
                  with respect to each Mortgage Note and Mortgage including, the establishment, maintenance and servicing of the escrow accounts and escrow payments, if any, since origination, have been conducted in all respects in accordance with the terms of the related Mortgage Note and in compliance with all applicable laws and regulations and, unless otherwise required by law or Fannie Mae/Freddie Mac standard, in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business. With respect to the escrow accounts and escrow payments, if any, and a Mortgage Loan, all such payments are in the possession or under the control of the Seller and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Mortgage Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited.

                        (U) The related Mortgaged Property is free of
                  material damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

                        (V) The related Mortgage contains customary and
                  enforceable provisions to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security intended to be provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no other exemption available to the related Mortgagor which would interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related
                  Mortgage. The related Mortgagor has not notified the Seller, and the Seller has no knowledge, of any relief requested or allowed to the related Mortgagor under the Relief Act.

                        (W) The related Mortgage Note is not, and has not
                  been, secured by any collateral except the lien of the applicable Mortgage.

                        (X) None of the Mortgage Loans is a "High Cost Loan"
                  or "Covered Loan" as defined in the current Standard & Poor's LEVELS (R) Glossary, which is now Version 5.6(c) Revised, Appendix E.

                        (Y) In the event the related Mortgage constitutes a
                  deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the related Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor.

                        (Z) No Mortgage Loan contains a permanent or temporary
                  "buydown" provision. Such Mortgage Loan is not a graduated payment mortgage loan and does not have a shared appreciation or other contingent interest feature.

                        (AA) The related Mortgagor has received all disclosure
                  materials required by applicable law with respect to the making of such Mortgage Loan. The Seller has maintained or caused to be maintained all such statements in the related Mortgage File.

                        BB) No Mortgage Loan was made in connection with the
                  construction or rehabilitation of a Mortgaged Property.

                        (CC) To the best of Seller's knowledge, the related
                  Mortgaged Property is lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.

                        (DD) The assignment of Mortgage with respect to a
                  Mortgage Loan (other than a Mortgage Loan registered on the MERS(R) System) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the related Mortgaged Property is located.

                        (EE) Any future advances made to the related Mortgagor
                  prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related
                  Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount of such Mortgage Loan is expressly insured as having first or second priority, by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of such Mortgage Loan.

                        (FF) With respect to each Mortgage Loan that bears
                  interest at an adjustable rate, on each related Interest Adjustment Date, the related Mortgage Rate has been adjusted to equal the respective Index plus the respective Gross Margin (subject to standard rounding conventions), subject to the Periodic Rate Cap, the Maximum Lifetime Mortgage Rate and the Minimum Lifetime Mortgage Rate, if any, as set forth in the related Mortgage Note.

                        (GG) The related Mortgaged Property consists of a
                  single parcel of real property with or without a detached single family residence erected thereon, or an individual condominium unit, or a 2-4 family dwelling, or an individual unit in a planned unit development as defined by Fannie Mae or a manufactured dwelling which conforms with Fannie Mae and Freddie Mac requirements regarding such dwellings, or a townhouse, each structure of which is permanently affixed to the related Mortgaged Property, and is legally classified as real estate.

                        (HH) [Reserved].

                        (II) None of the Mortgage Loans contains a provision
                  allowing the related Mortgagor to convert the related Mortgage Note from a fixed rate mortgage loan to an adjustable rate mortgage loan. Except with respect to 0.68% of the Mortgage Loans (by Cut-off Date Principal Balance), all of which are Simple Interest Loans, the principal and interest due on each Mortgage Loan is calculated pursuant to the standard amortization method (30/360 day interest accrual).

                        (JJ) Each Mortgage Loan at the time of origination
                  was underwritten in general in accordance with guidelines not inconsistent with the guidelines set forth in the Prospectus Supplement and generally accepted prime or sub-prime credit underwriting guidelines.

                        (KK) No error, omission, misrepresentation, fraud or
                  similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller or the related Originator.

                        (LL) Except with respect to 1.44% of the Mortgage
                  Loans (by Cut-off Date Principal Balance), none of the Mortgage Loans provided for negative amortization.

                  (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty set forth in Section 2.03(b)(vii) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice thereof to the other parties. The Seller hereby covenants with respect to the representations and warranties set forth in Section 2.03(b)(vii), that within 90 days of the discovery of a breach of any representation or warranty set forth therein that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or
(ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided that any such substitution pursuant to (i) above or repurchase pursuant to (ii) above shall not be effected prior to the delivery to the Trustee of an Opinion of Counsel if required by Section 2.05 hereof, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release. The Seller shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. To enable the Master Servicer to amend the Mortgage Loan Schedule, the Seller shall, unless it cures such breach in a timely fashion pursuant to this Section 2.03, promptly notify the Master Servicer whether it intends either to repurchase, or to substitute for, the Mortgage Loan affected by such breach. With respect to the representations and warranties in Section 2.03(b)(vii) that are made to the best of the Seller's knowledge, if it is discovered by any of the Depositor, the Master Servicer, the Seller, the Trustee or the Custodian that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, the Seller shall nevertheless be required to cure, substitute for or repurchase the affected Mortgage Loan in accordance with the foregoing.

         With respect to any Replacement Mortgage Loan or Loans, the Seller shall deliver to the Trustee, or the Custodian acting on its behalf, for the benefit of the Certificateholders such documents and agreements as are required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Replacement Mortgage Loans in the Due Period related to the Distribution Date on which such proceeds are to be distributed shall not be part of the Trust Fund and will be retained by the Seller. For the month of substitution, except with respect to any Simple Interest Loans, distributions to Certificateholders will include the Scheduled Payment due on any Deleted Mortgage Loan for the related Due Period (and with respect to any Simple Interest Loans, payments of principal actually received during such Due Period) and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans, and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Section 2.03(b)(vii) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Master Servicer Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee, or the Custodian acting on its behalf, shall release to the Seller the Mortgage File relating to such Deleted Mortgage Loan and held for the benefit of the

Certificateholders and shall execute and deliver at the Seller's direction such instruments of transfer or assignment as have been prepared by the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, or its respective designee, title to the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

         For any month in which the Seller substitutes one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, the Master Servicer will determine the amount (if any) by which the aggregate unpaid principal balance of all the Replacement Mortgage Loans as of the date of substitution is less than the Stated Principal Balance (after application of the principal portion of the Scheduled Payment on the related Mortgage Loans due in the month of substitution, except the actual payment received with respect to any Simple Interest Loans) of such Deleted Mortgage Loan. An amount equal to the aggregate of such deficiencies described in the preceding sentence for any Distribution Date (such amount, the "Substitution Adjustment Amount") shall be deposited into the Master Servicer Collection Account by the Seller on the Determination Date for the Distribution Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

         In the event that the Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Master Servicer Collection Account pursuant to Section 4.02 on the Determination Date for the Distribution Date in the month following the month during which the Seller became obligated to repurchase or replace such Mortgage Loan and, upon such deposit of the Purchase Price, the delivery of an Opinion of Counsel if required by Section
2.05 and the receipt of a Request for Release, the Trustee, or the Custodian acting on its behalf, shall release the related Mortgage File held for the benefit of the Certificateholders to the Seller, and the Trustee shall execute and deliver at such Person's direction the related instruments of transfer or assignment prepared by the Seller, in each case without recourse, representation or warranty, as shall be necessary to transfer title from the Trustee for the benefit of the Certificateholders and transfer the Trustee's interest to the Seller with respect to any Mortgage Loan purchased pursuant to this Section
2.03. It is understood and agreed that the obligation under this Agreement of the Seller to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to the Certificateholders, the Depositor or the Trustee.

              (d) The representations and warranties set forth in Section
2.03 hereof shall survive delivery of the respective Mortgage Files to the Trustee, or the Custodian acting on its behalf, for the benefit of the Certificateholders.

         Section 2.04.Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Master Servicer and the Trustee as follows, as of the date hereof and as of the Closing Date:

                  (i) The Depositor is duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has full limited liability company power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

                  (ii) The Depositor has the full limited liability company power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary limited liability company action on its part, the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

                  (iii) The execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not
         (A) result in a material breach of any term or provision of the certificate of formation or limited liability company agreement of the Depositor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a material violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement.

                  (iv) No litigation is pending, or, to the best of the Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof.

                  (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.

         The Depositor hereby represents and warrants to the Trustee as of the Closing Date that, following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans free and clear of all liens, claims and encumbrances, and the related Mortgage Notes were subject to no offsets, claims, defenses or counterclaims.

         It is understood and agreed that the representations and warranties set forth in the immediately preceding paragraph shall survive delivery of the Mortgage Files to the Trustee or the Custodian. Upon discovery by the Depositor or the Trustee of a breach of such representations and warranties, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

         Section 2.05. Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases.

         (a) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Sections 2.02 or 2.03 shall be made unless the Seller delivers to the Trustee an Opinion of Counsel, addressed to the Trustee, to the effect that such repurchase or substitution would not (i) result in the imposition of the tax on "prohibited transactions" of REMIC I or REMIC II or contributions after the Closing Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this paragraph shall be repurchased or the substitution therefor shall occur (subject to compliance with Sections 2.02 or 2.03) upon the earlier of (a) the occurrence of a default or imminent default with respect to such Mortgage Loan and (b) receipt by the Trustee of an Opinion of Counsel addressed to the Trustee to the effect that such repurchase or substitution, as applicable, will not result in the events described in clause
(i) or clause (ii) of the preceding sentence.

         (b) Upon discovery by the Depositor, the Seller, the Master Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section 2.03. The Trustee, or the Custodian acting on its behalf, shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

         Section 2.06. Authentication and Delivery of Certificates.

         The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed, authenticated and delivered, to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

         Section 2.07. Covenants of the Master Servicer.

         The Master Servicer covenants to the Depositor and the Trustee as follows:

              (a) it shall comply in the performance of its obligations under this Agreement;

              (b) no written information, certificate of an officer, statement furnished in writing (provided that for purposes of the Master Servicer's covenant hereunder, exclusive of the annual compliance certificates and accountants' reports of the Master Servicer delivered by the Master Servicer pursuant to Section 3.18) or written report prepared by the Master Servicer pursuant to this Agreement and delivered to the Depositor, any affiliate of the Depositor or the Trustee will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading; and

              (c) the Master Servicer shall accurately and fully provide information regarding payment performance of the Mortgagors to the nationally recognized credit repositories, to the extent such reporting remains customary and prudent in the servicing of mortgage loans similar to the Mortgage Loans. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         Section 2.08. Lost Mortgage Notes Indemnity.

         With respect to each Mortgage Loan for which the Seller has delivered a lost note affidavit in lieu of an original Mortgage Note, the Seller does hereby agree to defend, indemnify, and hold harmless the Trust Fund and the Trustee from and against any and all losses or damages, together with all reasonable costs, charges and expenses (whether or not a lawsuit is filed), incurred as a result of (i) the inability to enforce the related Mortgage Note according to its terms, (ii) any claim, demand, suit, cause of action or proceeding by a third party arising out of the Master Servicer's or the Trustee's inability to enforce the related Mortgage Note according to its terms due to the lack of an original Mortgage Note, or (iii) the inability to receive any related Insurance Proceeds, Liquidation Proceeds or other amounts due to the lack of an original Mortgage Note. Upon demand from the Master Servicer or the Trustee, the Seller shall deposit all amounts constituting lost principal with respect to such Mortgage Loan into the Master Servicer Collection Account to be treated as a Principal Prepayment, and reimburse the Master Servicer or the Trustee, as applicable, for all costs and expenses incurred in connection with such lost Mortgage Note.

                                   ARTICLE III

              ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

         Section 3.01. The Master Servicer to Service the Mortgage Loans.

         For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with Accepted Servicing Practices. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through subservicers as provided in Section 3.22 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds, Liquidation Proceeds and Subsequent Recoveries, and (iv) subject to
Section 3.13(a), to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Master Servicer shall take no action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor and the Trustee under this Agreement. The Master Servicer shall represent and protect the interest of the Trust Fund in the same manner as it currently protects its own interest in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan which would cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of any tax under the REMIC Provisions, but in any case not in any manner that is a lesser standard than that provided in the first sentence of this Section 3.01. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Trust, the Depositor or the Trustee, is hereby authorized and empowered by the Trust, the Depositor and the Trustee, when the Master Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trust, the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Servicing Practices. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Master Servicer.

         In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.19, and further as provided in Section 4.03. All costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

         The Master Servicer shall deliver a list of Servicing Officers to the Trustee by the Closing Date.

         The Trustee shall execute and return to the Master Servicer, upon written request from a Servicing Officer, any powers of attorney, in substantially the form attached hereto as Exhibit K, provided to it by the Master Servicer empowering it or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the related Mortgaged Property, in accordance with the provisions hereof. Notwithstanding anything to the contrary, the Master Servicer shall not without the Trustee's written consent: (i) initiate any action, suit or proceeding solely under the Trustee's name without indicating the Master Servicer's representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee to be registered to do business in any state. If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

         The Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents provided to it by the Master Servicer and necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the related Mortgage Note or related Mortgage; (iii) obtain a deficiency judgment against a Mortgagor; or (iv) enforce any other rights or remedies provided by a Mortgage Note or related Mortgage or otherwise available at law or equity.

         Section 3.02. REMIC-Related Covenants.

         For as long as each REMIC shall exist, the Master Servicer and the Trustee shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and shall comply with any directions of the Seller or the Depositor to assure such continuing treatment. In particular, neither the Master Servicer nor the Trustee shall, in carrying out their respective duties hereunder, (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans or otherwise permitted pursuant to this Agreement or the Trustee has received a REMIC Opinion, addressed to the Trustee and prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to Section 2.03 of this Agreement, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion addressed to the Trustee.

         Section 3.03. Collection of Mortgage Loan Payments.

              (a) The Master Servicer shall make reasonable efforts in accordance with Accepted Servicing Practices to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 125 days. In the event of any such arrangement, the Master Servicer or the Trustee, if applicable, subject to and in accordance with the terms of Articles V and VIII of this Agreement, shall make Advances on the related Mortgage Loan (except with respect to principal on Simple Interest Loans) during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, and shall be entitled to reimbursement therefor in accordance with Section 4.03 hereof. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law. In addition, if (x) a Mortgage Loan is in default or default is imminent or (y) the Master Servicer delivers to the Trustee a certification, based on the advice of counsel or certified public accountants, in either case, that have a national reputation with respect to taxation of REMICs, that a modification of such Mortgage Loan will not result in the imposition of taxes on or disqualify any REMIC hereunder, the Master Servicer may, (A) amend the related Mortgage Note to reduce the Mortgage Rate applicable thereto, provided that such reduced Mortgage Rate shall in no event be lower than 7.5% and (B) amend any Mortgage Note to extend the maturity thereof but not beyond the Latest Possible Maturity Date.

              (b) Collections on Mortgage Loans shall be deposited in the Master Servicer Collection Account as provided in Section 4.02.

      Section 3.04. Successor Master Servicer and Subservicing Agreements.

         In the event that, pursuant to Section 8.01 hereof, the Trustee or any other Person shall become Successor Master Servicer, such Successor Master Servicer may, at its option, succeed to any rights and obligations of the predecessor Master Servicer under any Subservicing Agreement in accordance with the terms thereof; provided that such Successor Master Servicer shall not incur any liability or have any obligations in its capacity as servicer under a Subservicing Agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the predecessor Master Servicer thereunder; and the predecessor Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement arising prior to the date of such succession.

         Such predecessor Master Servicer shall, upon request of the Trustee, but at the expense of such predecessor Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced thereunder


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and an accounting of amounts collected held by it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement to the assuming party.

         Section 3.05. [Reserved].

         Section 3.06. Due-on-Sale Clauses; Assumption Agreements.

              (a) Except as otherwise provided in this Section 3.06(a), when any property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Master Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement of such due-on-sale clause is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.06(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the related Mortgage Note and, unless prohibited by applicable state law, the related Mortgagor remains liable thereon, provided that the related Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters into such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.06(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this
Section 3.06(a) by reason of any transfer or assumption that the Master Servicer reasonably believes it is restricted by law from preventing.

              (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.06(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by the related Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the related Mortgage Note or the related Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the related Mortgagor from liability on the related Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the related Mortgaged Property is to be conveyed and such modification agreement or supplement to the related Mortgage Note or related Mortgage or other instruments as are reasonable or necessary to carry out the terms of the related Mortgage Note or related Mortgage or otherwise to comply with any applicable laws


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


regarding assumptions or the transfer of the related Mortgaged Property to such Person. In connection with any such assumption, no material term of the related Mortgage Note (including, but not limited to, the Mortgage Rate, the amount of the Scheduled Payment, the Maximum Lifetime Mortgage Rate, the Minimum Lifetime Mortgage Rate, the Gross Margin, the Periodic Rate Cap, the Interest Adjustment Date, and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. In addition, the substitute Mortgagor and the related Mortgaged Property must be acceptable to the Master Servicer in accordance with its servicing standards as then in effect. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

         Section 3.07. Release of Mortgage Files.

              (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Master Servicer will promptly furnish to the Trustee two copies of a certification substantially in the form of Exhibit H hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Master Servicer Collection Account have been or will be so deposited or escrowed) and shall request that the Trustee deliver to the Master Servicer the related Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Master Servicer and the Trustee shall not have any further responsibility with regard to such Mortgage File. Upon any such payment in full, the Master Servicer is authorized to give, as agent for the Trustee, as the mortgagee under the related Mortgage that secured the related Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the related Mortgaged Property subject to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Master Servicer Collection Account.

              (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Trustee shall, upon the request of the Master Servicer, and delivery to the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit H (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Master Servicer. Such trust


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


receipt shall obligate the Master Servicer to return the related Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists unless the related Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the related Mortgage File shall be released by the Trustee to the Master Servicer.

         Section 3.08. Documents, Records and Funds in Possession of the Master Servicer To Be Held for Trustee.

         Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee, or to the Custodian on its behalf, as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or that otherwise are collected by the Master Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries, including but not limited to, any funds on deposit in the Master Servicer Collection Account, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Master Servicer Collection Account or Distribution Account or in any Escrow Account (as defined in Section 3.19), or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of set off against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

         Section 3.09. Maintenance of Hazard Insurance.

              (a) The Master Servicer shall maintain and keep, cause to be maintained and kept, for each Mortgage Loan, hazard insurance on buildings upon, or comprising part of, the Mortgaged Property against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where such Mortgaged Property is located with an insurer which is licensed to do business in the state where such Mortgaged Property is located. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. The Master Servicer shall also cause flood insurance to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, to the extent described below. Pursuant to Section 4.02 hereof, any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the related Mortgagor in accordance with the Master Servicer's normal servicing procedures, and other than amounts collected under any such policies that represent


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


reimbursement of the Master Servicer's costs and expenses incurred in connection with presenting claims under the Insurance Policies relating to such Mortgaged Property) shall be deposited in the Master Servicer Collection Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the related Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 4.03 hereof. The right of the Master Servicer to reimbursement for such costs incurred will be prior to the right of the Trustee to receive any related Insurance Proceeds or Liquidation Proceeds or any other amounts in the Master Servicer Collection Account.

         It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If a Mortgaged Property is located at the time of origination of the related Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the Stated Principal Balance of the related Mortgage Loan (together with, in the case of the Mortgage Loan that is not a first priority lien, the outstanding principal balance of all related liens that are prior to the applicable lien of such Mortgage Loan), (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (iii) the maximum amount of such insurance available for the related Mortgaged Property under the Flood Disaster Protection Act of 1973, as amended.

              (b) In the event that the Master Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.09, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.09, and there shall have been a loss that would have been covered by such policy, deposit in the Master Servicer Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. Such deposit shall constitute a Servicing Advance. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Depositor and the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

         Section 3.10. Presentment of Claims and Collection of Proceeds.

         The Master Servicer shall prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such Insurance Policies. Any proceeds disbursed to the Master Servicer in respect of such Insurance Policies shall be promptly deposited in the Master Servicer


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Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy, or released to the related Mortgagor in accordance with the Master Servicer's normal servicing procedures, or that represent reimbursement of the Master Servicer's costs and expenses incurred in connection with presenting claims under the Insurance Policies relating to such Mortgaged Property, need not be so deposited (or remitted).

         Section 3.11. Maintenance of the Primary Mortgage Insurance Policies.

              (a) The Master Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall use its best efforts to keep in force and effect (to the extent that a Mortgage Loan requires the related Mortgagor to maintain such insurance), each Primary Mortgage Insurance Policy applicable to any Mortgage Loan. The Master Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of a Mortgage Note and is required to be kept in force hereunder. Notwithstanding the foregoing, the Master Servicer shall not be required to keep in force any Primary Mortgage Insurance Policy beyond the period required by the Fannie Mae Servicing Guide for residential mortgage loans.

              (b) The Master Servicer agrees to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting defaulted Mortgage Loans. Pursuant to Section 4.02, any amounts collected by the Master Servicer under any Primary Mortgage Insurance Policies shall (subject to Section 3.09 and Section 3.10) be deposited in the Master Servicer Collection Account, subject to withdrawal pursuant to Section
4.03 hereof. The Trustee shall provide the Master Servicer with any powers of attorney and or other documentation as it may request in order enable it to perform its obligations pursuant to this Section 3.11.

         Section 3.12. Possession of Certain Insurance Policies and Documents.

         Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee shall retain, or the Custodian as agent of the Trustee shall retain, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement and the Custodial Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee upon the execution or receipt thereof such documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time. The Master Servicer shall retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time.


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         Section 3.13. Realization Upon Defaulted Mortgage Loans.

              (a) The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and the requirements of the insurer under any Required Insurance Policy; provided that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Master Servicer Collection Account pursuant to Section 4.03 hereof). If the Master Servicer reasonably believes that Liquidation Proceeds with respect to any such Mortgage Loan would not be increased as a result of such foreclosure or other action, such Mortgage Loan will be charged-off and will become a Liquidated Loan. The Master Servicer will give notice of any such charge-off to the Trustee. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided that such costs and expenses shall be Servicing Advances and that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 4.03 hereof. If the Master Servicer has knowledge that a Mortgaged Property that the Master Servicer is contemplating acquiring in foreclosure or by deed-in-lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring such Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

         With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders (or the Trustee's nominee on behalf of the Certificateholders). The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder and thereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Master Servicer Collection Account no later than Distribution Account Deposit Date. The Master Servicer shall perform the tax reporting and


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


withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by Sections 1445, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required.

         In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property prior to three years after its acquisition by the Trust Fund or, at the expense of the Trust Fund, request, in accordance with the REMIC Provisions, more than 60 days prior to the day on which such three-year period would otherwise expire, an extension of the three-year grace period, unless the Trustee shall have been supplied with an Opinion of Counsel (such opinion not to be an expense of the Trustee) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of REMIC I or REMIC II as defined in section 860F of the Code or cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any of REMIC I or REMIC II to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Master Servicing Fees, Advances, Servicing Advances and any management fee paid or to be paid with respect to the management of such Mortgaged Property, shall be applied to the payment of principal of, and interest on, the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Master Servicer Collection Account. To the extent the income received during a Prepayment Period is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan, such excess shall be considered to be a partial Principal Prepayment for all purposes hereof.

         The Liquidation Proceeds from any liquidation of a Mortgage Loan, net of any payment to the Master Servicer as provided above, shall be deposited in the Master Servicer Collection Account on the next succeeding Distribution Account Deposit Date following receipt thereof for

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


distribution on the related Distribution Date, except that any Excess Liquidation Proceeds shall be retained by the Master Servicer as additional servicing compensation.

         The proceeds of any Liquidated Loan, as well as any recovery resulting from a partial collection of Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Master Servicing Fees, pursuant to Section 4.03(a)(vi) or this Section 3.13; second, to reimburse the Master Servicer for any unreimbursed Advances, pursuant to Section 4.03(a)(i) and (ii) or this Section 3.13; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on the Mortgage Loan or related REO Property, at the related Net Mortgage Rate to the first day of the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the related Mortgage Loan.

              (b) On each Distribution Account Deposit Date, the Master Servicer shall determine the respective aggregate amounts of Excess Liquidation Proceeds and Realized Losses, if any, on the Mortgage Loans for the related Prepayment Period.

              (c) The Master Servicer has no intent to foreclose on any Mortgage Loan more than 89 days delinquent as of the Closing Date based on the delinquency characteristics as of the Closing Date; provided, that the foregoing does not prevent the Master Servicer from initiating foreclosure proceedings on any date thereafter if the facts and circumstances of such Mortgage Loans, including delinquency characteristics in the Master Servicer's discretion, so warrant such action.

         Section 3.14. Servicing Compensation.

         As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Master Servicer Collection Account, on each Distribution Date, out of each payment of interest on a Mortgage Loan included in the Trust Fund, an amount equal to its Master Servicing Fee at the applicable Master Servicing Fee Rate on the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the calendar month immediately preceding such Distribution Date.

         Additional servicing compensation in the form of any Prepayment Charges, assumption fees, tax service fees, fees for statement of account payoff and late payment charges collected from the related Mortgagors, and Excess Liquidation Proceeds shall be retained by the Master Servicer and shall not be required to be deposited in the Master Servicer Collection Account. In accordance with Sections 4.02(b) and 4.03, the Master Servicer shall be entitled to pay itself the Master Servicing Fee prior to deposit in the Master Servicer Collection Account or to withdraw such portion of the Master Servicing Fee from the Master Servicer Collection Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement. Pursuant to Article IV, all income and gain realized from any investment of funds in the Master Servicer Collection Account shall be for the benefit of the Master Servicer.


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


         Section 3.15. [Reserved]

         Section 3.16. Annual Officer's Certificate as to Compliance.

         The Master Servicer shall deliver to the Depositor and the Trustee by March 1, 2007, and by March 1 of each year thereafter, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) to the best of such officer's knowledge, each Subservicer has fulfilled all its obligations under its Subservicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to any Certificateholder upon request.

         Section 3.17. Annual Independent Accountant's Servicing Report.

         The Master Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Seller by March 1, 2007, and by March 1 of each year thereafter, in each case for the immediately preceding calendar year, to the effect that, with respect to the most recently ended calendar year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Certificateholder, upon request, by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If any such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

         Section 3.18. Reports Filed with Securities and Exchange Commission.

         Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the monthly statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30 in each year, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to


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the Trust Fund, if applicable. On or prior to (i) March 15, 2007 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Trustee with a Master Servicer Certification, and the annual independent accountant's servicing report and annual statement of compliance to be delivered by the Master Servicer pursuant to Sections 3.16 and 3.17. Prior to (i) March 31, 2006 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, the 90th day of each calendar year thereafter, the Trustee shall prepare and file a Form 10-K, in substance conforming to industry standards, with respect to the Trust. Such Form 10-K shall be executed by the Master Servicer and shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence, in each case to the extent they have been timely delivered to the Trustee; provided that, if such documents are not so timely delivered, the Trustee shall promptly notify the Depositor and will use its best efforts to file a timely Form 10-K. If applicable, the Trustee shall follow the instructions of the Depositor for filing an incomplete Form
10-K accompanied by a Form 12b-25 no later than March 31, 2007 (or, if applicable the 90th day of each calendar year thereafter), and upon receipt of the Master Servicer Certification and such other documentation, the Trustee shall, in accordance with the rules and regulations promulgated under the Exchange Act, file an amended Form 10-K (accompanied by an additional Master Servicer Certification) including such documents as exhibits. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's or Depositor's inability or failure to obtain any information and not resulting from the Trustee's own gross negligence, bad faith or willful misconduct. The Depositor hereby grants to the Master Servicer and the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Master Servicer and the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission; provided that the Trustee shall notify the Depositor of any such request not less than 10 Business Days prior to the applicable filing date. The Trustee shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Trustee will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Trustee under the Exchange Act shall be sent to: the Depositor c/o Bear, Stearns & Co. Inc., Attn: Managing Director-Analysis and Control, One Metrotech Center North, Brooklyn, New York 11202-3859. Fees and expenses incurred by the Trustee in connection with the preparation and filing of the reports required under this
Section 3.18 shall not be reimbursable from the Trust Fund; provided that, for the avoidance of doubt, any indemnity amounts otherwise payable under Section
9.05 shall not be affected hereby.

         Nothing shall be construed from the foregoing to require the Trustee or any officer, director or Affiliate thereof to sign any Form 10-K or any certification contained therein. Furthermore, the inability of the Trustee to file a Form 10-K as a result of the lack of required information as set forth herein or required signatures on such Form 10-K or any certification


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contained therein shall not be regarded as a breach by the Trustee of any obligation under this Agreement.

         Section 3.19. Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

         To the extent required by the related Mortgage Note, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

         Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made pursuant to
Section 3.01 hereof (with respect to taxes and assessments and insurance premiums) and Section 3.09 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to the related Mortgagor on balances in the Escrow Account, to pay earnings on the Escrow Accounts (to the extent not required to be paid to the Mortgagors) to the Master Servicer, or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 10.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

         Section 3.20. Access to Certain Documentation and Information Regarding the Mortgage Loans.

         The Master Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance policies and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

         Section 3.21. Optional Purchase of Defaulted Mortgage Loans.

         Beginning on the first Business Day of the Fiscal Quarter immediately following the date on which a Mortgage Loan has become at least 91 days delinquent, EMC Mortgage Corporation, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee) to purchase for its own account from the Trust Fund any such Mortgage Loan at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Master Servicer Collection Account, and the Trustee, upon receipt of a Request for Release from EMC Mortgage Corporation, shall release to EMC Mortgage Corporation, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by EMC Mortgage Corporation, in each case without recourse, representation or warranty as shall be necessary to vest in EMC Mortgage Corporation any Mortgage Loan released pursuant hereto and EMC Mortgage Corporation shall succeed to all the Trust's right, title and interest in and to such Mortgage Loan and all security and documents related thereto.


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Such assignment shall be an assignment outright and not for security. EMC
Mortgage Corporation shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding the foregoing, any such optional right of repurchase by EMC Mortgage Corporation hereunder with respect to a delinquent Mortgage Loan shall, if unexercised, terminate on the earlier of
(i) the date on which such delinquency has been cured or (ii) the last Business Day of such Fiscal Quarter immediately following the date on which such Mortgage Loan became 91 days delinquent, provided however, that such optional right of repurchase shall be reinstated if (a) in the case of clause (i), the related Mortgage Loan shall thereafter again have become 91 or more days delinquent and
(b) in the case of clause (ii), such delinquency shall have been subsequently cured and the related Mortgage Loan shall thereafter again become 91 or more days delinquent in any subsequent Fiscal Quarter. In either event, the purchase option shall again become exercisable on the first day of the Fiscal Quarter immediately following the date on which the related Mortgage Loan again becomes at least 91 days delinquent.

         Section 3.22. Subservicing.

              (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a subservicer (each, a "Subservicer") pursuant to a subservicing agreement (each, a "Subservicing Agreement"); provided that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions herein relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through the Master Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositor, the Trust, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans, and neither the Trustee nor any other party shall have any obligations, duties or liabilities with respect to such Subservicer, including any obligation, duty or liability of the Trustee or any other party to pay such Subservicer's fees and expenses. For purposes of remittance to the Trustee pursuant to this Agreement, the Master Servicer shall be deemed to have received a payment on a Mortgage Loan when a Subservicer has received such payment. The Master Servicer shall be entitled to enter into an agreement with a Subservicer to provide for the delivery of reports and for indemnification of the Master Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Every subservicing agreement entered into by the Master Servicer shall contain a provision giving the Master Servicer the option to terminate such agreement and at the Master Servicer's option, service the related Mortgage Loans itself pursuant to this Agreement or arrange for any servicing responsibilities to be performed pursuant to the applicable Subservicing Agreement by a successor Subservicer. Any costs and expenses relating to such termination and transfer of servicing shall be the sole expense of the Master Servicer, without any right to reimbursement from the Master Servicer Collection Account or the Distribution Account. In the


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event that the Trustee as successor master servicer terminates a Subservicing
Agreement, the Trustee is entitled to be reimbursed for any costs and expenses it may incur relating to such termination and transfer of servicing in accordance with Section 9.05 hereof. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

              (b) The Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Master Servicer.

         Section 3.23. Books and Records.

         The Master Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Master Servicer's computer system to clearly reflect the ownership of the Mortgage Loans by the Trust. In particular, the Master Servicer shall maintain in its possession, available for inspection by the Trustee, in accordance with Section 11.09 hereof, and shall deliver to the Trustee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations relating to itself and the Mortgage Loans. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Master Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including, but not limited to, optical imagery techniques, so long as the Master Servicer complies with the servicing requirements of Section 3.01 hereof.

         The Master Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Trustee, in accordance with
Section 11.09 hereof, the related servicing file during the time such Mortgage Loan is subject to this Agreement and thereafter in accordance with applicable law.


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                                   ARTICLE IV

                                    ACCOUNTS

         Section 4.01. [Reserved]

         Section 4.02. Master Servicer Collection Account.

              (a) The Master Servicer shall establish and maintain the Master Servicer Collection Account in the name of the Master Servicer for the benefit of the Trustee on behalf of the Certificateholders. The Master Servicer Collection Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited into the Master Servicer Collection Account on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans, other than Simple Interest Loans, on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

              (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

              (ii) all payments on account of interest (other than, in the case of a Simple Interest Loan, interest paid in excess of 30 days' interest) on the Mortgage Loans net of the Master Servicing Fee and the Trustee Fee;

              (iii) any Advances and any payments of Compensating Interest;

              (iv) all Liquidation Proceeds and Insurance Proceeds, other than proceeds to be applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the Master Servicer's normal servicing procedures, and Subsequent Recoveries;

              (v) any amount required to be deposited by the Master Servicer pursuant to Section 4.02(c) in connection with any losses on Permitted Investments;

              (vi) the Purchase Price with respect to any Mortgage Loans purchased by the Seller or the Master Servicer pursuant to Sections 2.02, 2.03 or 3.21;

              (vii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.09, Section 3.13 and Section 5.01; and

              (viii) any other amounts received by or on behalf of the Master Servicer or the Trustee and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

              (b) All amounts deposited to the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement. The


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requirements for crediting the Master Servicer Collection Account or the
Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges, (ii) Excess Liquidation Proceeds and (iii) the items enumerated in Subsections 4.03(a)(i),
(ii), (iii), (iv), (vi), (vii), (ix) and (xi) need not be credited by the Master Servicer to the Master Servicer Collection Account. In the event that the Master Servicer shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

              (c) The amount at any time credited to the Master Servicer Collection Account may be invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in Permitted Investments as directed by the Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Account Deposit Date. Any and all investment earnings from the Master Servicer Collection Account shall be paid to the Master Servicer. The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

              (d) On or before each Distribution Account Deposit Date, the Master Servicer shall deposit in the Distribution Account (or separately remit to the Trustee for deposit in the Distribution Account) any Advances or payments of Compensating Interest required to be made by the Master Servicer with respect to the Mortgage Loans and such Distribution Date.

              (e) On each Distribution Account Deposit Date, the Master Servicer will pay itself the Master Servicing Fee relating to such Distribution Date, and will pay to the Trustee the Trustee Fee relating to such Distribution Date, from payments on account of interest on the Mortgage Loans that have been deposited into the Master Servicer Collection Account, as set forth in Section 4.02(a)(ii). To the extent such funds have been deposited into the Master Servicer Collection Account, the Master Servicer shall pay itself such Master Servicing Fee as set forth in Section 4.03(a)(viii).

         Section 4.03. Permitted Withdrawals and Transfers from the Master Servicer Collection Account.

              (a) The Master Servicer may from time to time make or cause to be made withdrawals from the Master Servicer Collection Account for the following purposes:

                  (i) to reimburse the Trustee and the Master Servicer (in that order) for any Advance, the right of the Trustee and the Master Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan


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


         (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance or advance was made;

                  (ii) to reimburse the Master Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer in good faith in connection with the restoration or repair of the related Mortgaged Property which was damaged and not covered by any Insurance Policy, including any hazard insurance, or in connection with the liquidation of such Mortgage Loan;

                  (iii) to reimburse the Master Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer from Liquidation Proceeds from a particular Mortgage Loan for liquidation expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for liquidation expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (x) of this Subsection (a) to the Master Servicer; and (ii) such liquidation expenses were not included in the computation of such Excess Liquidation Proceeds;

                  (iv) to pay the Master Servicer from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it would have been entitled to receive under subclause (viii) of this Subsection 4.03(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

                  (v) to pay the Master Servicer from the Purchase Price for any Mortgage Loan, the amount which it would have been entitled to receive under subclause (xi) of this Subsection 4.03(a) as servicing compensation;

                  (vi) to reimburse the Master Servicer for unreimbursed Servicing Advances, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such Servicing Advances were made;

                  (vii) to reimburse, first, the Trustee for any Advance and, second, the Master Servicer for any unreimbursed Advance or any Servicing Advance, in either case, if and to the extent that the Advance or Servicing Advance has not been reimbursed pursuant to clause
         (i) or (vi);

                  (viii) to pay any Servicing Fee and, subject to Section 4.02(e), any amounts relating to Master Servicing Fees and Trustee Fees that have not otherwise been paid hereunder;


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


                  (ix) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 7.03, 7.04 and 11.02, as applicable;

                  (x) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds with respect to a Liquidated Loan;

                  (xi) to reimburse or pay the Master Servicer any such amounts as are due thereto and have not been retained by or paid to the Master Servicer;

                  (xii) to reimburse the Trustee for expenses, costs and liabilities incurred by and reimbursable to it pursuant to any provision of this Agreement;

                  (xiii) to remove amounts deposited in error; and

                  (xiv) to clear and terminate the Master Servicer Collection Account pursuant to Section 10.01.

              (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Master Servicer Collection Account pursuant to subclauses (i) through (xi), inclusive; provided that prior to making any withdrawal from the Master Servicer Collection Account with respect to the reimbursement of a Nonrecoverable Advance, the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of such Nonrecoverable Advance.

              (c) On an ongoing basis, Master Servicer shall, upon direction of the Trustee, withdraw from the Master Servicer Collection Account any expenses recoverable by the Trustee.

              (d) No later than 1:00 p.m. Central time on the Distribution Account Deposit Date, the Master Servicer shall transfer all Interest Funds and Principal Funds remaining on deposit in the Master Servicer Collection Account to the Trustee, for deposit into the Distribution Account. In the event that the Master Servicer fails on any Distribution Account Deposit Date to remit to the Trustee any amount required to be so remitted to the Trustee pursuant to this clause (d) on such date, the Master Servicer shall pay to the Trustee, for the account of the Trustee, interest on such late remittance at an annual rate equal to the then-current prime rate of U.S. money center banks as published from time to time in The Wall Street Journal, adjusted as of the date of each change, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid to the Trustee by the Master Servicer on the date such late remittance is made and shall cover the period commencing on the Distribution Account Deposit Date and ending on the date such payment is made.

         Section 4.04. Distribution Account.

              (a) The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as an Eligible Account.



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


              (b) All amounts deposited to the Distribution Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

              (c) The Distribution Account shall constitute an Eligible
Account of the Trust Fund segregated on the books of the Trustee and held by the Trustee in a financial institution located in the State of the Corporate Trustee Office or in the State of New York, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Trustee or the Master Servicer). The Trustee may invest funds or deposit in such Permitted Investments as it may determine. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Trustee or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings on amounts on deposit in the Distribution Account or benefit from funds uninvested therein from time to time shall be for the account of the Trustee. The Trustee shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Trustee shall deposit the amount of the loss in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

         Section 4.05. Permitted Withdrawals and Transfers from the Distribution Account.

         The Trustee shall withdraw funds from the Distribution Account for distribution to the Certificateholders in the manner specified in this Agreement, and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to the last paragraph of Section
9.12. In particular, on each Distribution Date, the Trustee shall distribute Interest Funds and Principal Funds to the Certificateholders in accordance with
Section 5.04(a). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

                  (i) to pay itself the Trustee Fee and certain expenses and indemnification amounts as provided in Section 9.05, for the related Distribution Date;

                  (ii) to pay itself for any expenses as provided in Sections 4.03(a)(i), (vii) and (xii), without duplication thereof;

                  (iii) to withdraw any amount deposited in the Distribution Account and not required to be deposited therein pursuant to Section 4.03;

                  (iv) to make distributions to the Swap Administrator for payment to the Swap Provider as provided in this Agreement; and


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


                  (v) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 10.01 hereof.

         Section 4.06. Yield Maintenance Account and Yield Maintenance
Agreement.

         The Trustee is hereby directed to execute the Yield Maintenance Agreement on behalf of the Trust Fund. Amounts payable by the Trust Fund on the Closing Date pursuant to the Yield Maintenance Agreement shall be paid by the Seller. The Trustee in its individual capacity shall have no responsibility for any of the undertakings, agreements or representations with respect to the Yield Maintenance Agreement, including, without limitation, for making any payments thereunder.

         The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificateholders, the Yield Maintenance Account as a segregated trust account. The Yield Maintenance Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class B-IO Certificateholders shall be the owners of the Yield Maintenance Account, and for all federal tax purposes, amounts transferred by the REMICs to the Yield Maintenance Account shall be treated as amounts distributed by the REMICs to the Class B-IO Certificateholders. The Trustee shall keep records that accurately reflect the funds on deposit in the Yield Maintenance Account.

         The Trustee will invest funds deposited in the Yield Maintenance Account as directed by the Class B-IO Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee or an Affiliate of the Trustee manages or advises such investment, or (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee or an Affiliate of the Trustee manages or advises such investment. If no written direction with respect to such investment shall be received by the Trustee from the Class B-IO Certificateholders, then funds in such Account shall remain uninvested. All income and gain realized from investment of funds deposited in the Yield Maintenance Account shall be for the sole and exclusive benefit of the Class B-IO Certificateholders and shall be remitted by the Trustee to the Class B-IO Certificateholders no later than the first Business Day following receipt of such income and gain by the Trustee. The Class B-IO Certificateholders shall deposit in the Yield Maintenance Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor.

         Any payments under the Yield Maintenance Agreement received by the Trustee shall be deposited by the Trustee into the Yield Maintenance Account and distributed by the Trustee on the related Distribution Date as follows:

              (a) first, to the Class A Certificateholders, the lesser of
(1) the amount received under the Yield Maintenance Agreement, and (2) the Interest Distribution Amount that such Class would have been entitled to receive on such Distribution Date had the applicable


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Pass-Through Rate been calculated at One-Month LIBOR plus the Class A
Certificate Margin for the related Accrual Period, to the extent not otherwise paid from Interest Funds;

              (b) second, to the Class M-1 Certificateholders, the lesser of
(1) the amount received under the Yield Maintenance Agreement remaining after application pursuant to clause (a) above, and (2) the Interest Distribution Amount that the Class M-1 Certificates would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated at One-Month LIBOR plus the Class M-1 Margin for the related Accrual Period, to the extent not otherwise paid from Interest Funds;

              (c) third, to the Class M-2 Certificateholders, the lesser of
(1) the amount received under the Yield Maintenance Agreement remaining after application pursuant to clauses (a) and (b) above, and (2) the Interest Distribution Amount that the Class M-2 Certificates would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated at One-Month LIBOR plus the Class M-2 Margin for the related Accrual Period, to the extent not otherwise paid from Interest Funds;

              (d) fourth, to the Class M-3 Certificateholders, the lesser of
(1) the amount received under the Yield Maintenance Agreement remaining after application pursuant to clauses (a), (b) and (c) above, and (2) the Interest Distribution Amount that the Class M-3 Certificates would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated at One-Month LIBOR plus the Class M-3 Margin for the related Accrual Period, to the extent not otherwise paid from Interest Funds;

              (e) fifth, to the Class M-4 Certificateholders, the lesser of
(1) the amount received under the Yield Maintenance Agreement remaining after application pursuant to clauses (a), (b), (c) and (d) above, and (2) the Interest Distribution Amount that the Class M-4 Certificates would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated at One-Month LIBOR plus the Class M-4 Margin for the related Accrual Period, to the extent not otherwise paid from Interest Funds;

              (f) sixth, to the Class M-5 Certificateholders, the lesser of
(1) the amount received under the Yield Maintenance Agreement remaining after application pursuant to clauses (a), (b), (c), (d) and (e) above, and (2) the Interest Distribution Amount that the Class M-5 Certificates would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated at One-Month LIBOR plus the Class M-5 Margin for the related Accrual Period, to the extent not otherwise paid from Interest Funds;

              (g) seventh, to the Class M-6 Certificateholders, the lesser of (1) the amount received under the Yield Maintenance Agreement remaining after application pursuant to clauses (a), (b), (c), (d), (e) and (f) above, and (2) the Interest Distribution Amount that the Class M-6 Certificates would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated at One-Month LIBOR plus the Class M-6 Margin for the related Accrual Period, to the extent not otherwise paid from Interest Funds; and

              (h) eighth, to the Class M-7 Certificateholders, the lesser of
(1) the amount received under the Yield Maintenance Agreement remaining after application pursuant to clauses


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(a), (b), (c), (d), (e), (f) and (g) above, and (2) the Interest Distribution
Amount that the Class M-7 Certificates would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated at One-Month LIBOR plus the Class M-7 Margin for the related Accrual Period, to the extent not otherwise paid from Interest Funds.

         In the event that the amount received by the Trustee with respect to the Yield Maintenance Agreement for any Distribution Date exceeds the amounts required under subclause (2) of clauses (a) through (h) above on such Distribution Date, such aggregate amount will constitute the Excess Yield Maintenance Amount and will be distributed by the Trustee on such Distribution Date in the manner set forth in Section 5.04(a)(iii) in accordance with the Remittance Report for such Distribution Date.

         Upon the earliest of (i) the reduction of the principal balances of the Certificates to zero or (ii) the termination of this Agreement in accordance with Section 10.01, any amount remaining on deposit in the Yield Maintenance Account after distributions as set forth above shall be withdrawn by the Trustee and paid to the Depositor or its designee.

         Section 4.07. Basis Risk Reserve Fund.

         No later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account titled, "Basis Risk Reserve Fund, LaSalle Bank National Association, as trustee, in trust for registered Holders of Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4." The Trustee shall, promptly upon receipt, deposit in the Basis Risk Reserve Fund an amount equal to $5,000 to be remitted on the Closing Date to the Trustee. On each Distribution Date, the Trustee will, to the extent of any remaining Net Monthly Excess Cashflow and any remaining Excess Yield Maintenance Amount following the distribution of any remaining Net Monthly Excess Cashflow and any remaining Excess Yield Maintenance Amount on such Distribution Date as set forth in Section 5.04(a)(iii) clauses first through second, deposit any remaining Net Monthly Excess Cashflow and any remaining Excess Yield Maintenance Amount in the Basis Risk Reserve Fund.

         On each Distribution Date as to which there is a Basis Risk Carry Forward Amount payable to the Holders of the Class A Certificates and the Subordinate Certificates, the Trustee has been directed by the Class B-IO Certificateholders to, and therefore will, deposit into the Basis Risk Reserve Fund the amounts set forth in clause fourth of Section 5.04(a)(iii), rather than distributing such amounts to the Class B-IO Certificateholders. On any such Distribution Date, the Trustee shall hold all such amounts for the benefit of the Holders of the Class A Certificates and the Subordinate Certificates, and will distribute such amounts to the Holders of such Class A Certificates as set forth in clause fourth of Section 5.04(a)(iii).

         For federal and state income tax purposes, the Class B-IO Certificateholders will be deemed to be the owners of the Basis Risk Reserve Fund and all amounts deposited into the Basis Risk Reserve Fund shall be treated as amounts distributed by REMIC II to the Holders of the Class B-IO Certificates, on a pro rata basis based on their respective entitlements to interest. Upon the termination of the Trust Fund, or the earlier payment in full of the principal and all unpaid Basis Risk Carry Forward Amounts of the Class A Certificates and the Class M Certificates, and the Holders of the Class B-IO Certificates are no longer entitled to interest, all


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


amounts remaining on deposit in the Basis Risk Reserve Fund will be released by the Trust and shall be evenly distributed to the Class B-IO Certificateholders (or their respective designees). The Basis Risk Reserve Fund will be part of the Trust but not part of any REMIC, and any payments to the Holders of the Class A Certificates or the Class M Certificates of Basis Risk Carry Forward Amounts will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860(G)(a)(1). The Trustee shall keep records that accurately reflect the funds on deposit in the Basis Risk Reserve Fund.

         By accepting a Class B-IO Certificate, each Class B-IO Certificateholder hereby agrees to direct the Trustee, and the Trustee hereby is directed, to deposit into the Basis Risk Reserve Fund the amounts described above on each Distribution Date as to which there is any Basis Risk Carry Forward Amount, rather than distributing such amounts to the Class B-IO Certificateholders. By accepting a Class B-IO Certificate, each Class B-IO Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

         The Trustee shall hold uninvested any amounts that may be on deposit in the Basis Risk Reserve Fund from time to time.

         For federal tax return and information reporting purposes, the rights of the Holders of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates to receive such distributions shall be assigned a value determined by the Depositor and reported by it to the Trustee.

         Section 4.08. Final Maturity Reserve Account.

         On or prior to the Closing Date, the Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificateholders, the Final Maturity Reserve Account as a segregated trust account. On each Distribution Date, the Trustee will deposit into the Final Maturity Reserve Account the Final Maturity Reserve Amount for each such Distribution Date as set forth under clause eighth of Section 5.04(a)(iii).

         The Final Maturity Reserve Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h), and amounts on deposit in the Final Maturity Reserve Account will constitute an asset of the Trust but will not be an asset of any REMIC. The Class B-IO Certificateholders shall be the owners of the Final Maturity Reserve Account, and for all federal tax purposes, amounts transferred by the REMICs to the Final Maturity Reserve Account shall be treated as amounts distributed by the REMICs to the Class B-IO Certificateholders. The Trustee shall keep records that accurately reflect the funds on deposit in the Final Maturity Reserve Account.

         The Trustee will invest funds deposited in the Final Maturity Reserve Account as directed by the Class B-IO Certificateholders, so long as the Holder of the Class B-IO Certificates is an affiliate of the Master Servicer (and the Trustee shall be entitled to receive and rely upon a certificate from the Master Servicer regarding the identity of any of its Affiliates), in writing in Permitted Investments with a maturity date no later than the Business Day


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


immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee or an Affiliate of the Trustee manages or advises such investment. If no written direction with respect to such investment shall be received by the Trustee from the Class B-IO Certificateholders or if the Holder of the Class B-IO Certificates is no longer an affiliate of the Master Servicer, then funds in such Account shall remain uninvested. All income and gain realized from investment of funds deposited in the Final Maturity Reserve Account shall be for the sole and exclusive benefit of the Class B-IO Certificateholders and shall be remitted by the Trustee to the Class B-IO Certificateholders no later than the immediately succeeding Distribution Date. The Class B-IO Certificateholders shall deposit in the Final Maturity Reserve Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor.

         If on any Distribution Date, the amount on deposit in the Final Maturity Reserve Account is greater than the Final Maturity Reserve Ceiling, as determined by the Depositor upon whose determination the Trustee may conclusively rely, the Trustee shall distribute funds on deposit in the Final Maturity Reserve Account to the Class B-IO Certificates in an amount equal to such difference.

         On the earlier of the Distribution Date in January 2036 and the termination of the Trust pursuant to Section 10.01, the Trustee shall distribute the funds on deposit in the Final Maturity Reserve Account to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificateholders in the following priority:

              (a) first, to the Class A Certificateholders, after giving effect to principal distributions on such Distribution Date, until the Certificate Principal Balance of each such Class has been reduced to zero;

              (b) second, to the Class M-1 Certificateholders, from remaining amounts in the Final Maturity Reserve Account after application pursuant to clause (a) above, until the Certificate Principal Balance thereof has been reduced to zero;

              (c) third, to the Class M-2 Certificateholders, from remaining amounts in the Final Maturity Reserve Account after application pursuant to clauses (a) and (b) above, until the Certificate Principal Balance thereof has been reduced to zero;

              (d) fourth, to the Class M-3 Certificateholders, from remaining amounts in the Final Maturity Reserve Account after application pursuant to clauses (a), (b) and (c) above, until the Certificate Principal Balance thereof has been reduced to zero;

              (e) fifth, to the Class M-4 Certificateholders, from remaining amounts in the Final Maturity Reserve Account after application pursuant to clauses (a), (b), (c) and (d) above, until the Certificate Principal Balance thereof has been reduced to zero;

              (f) sixth, to the Class M-5 Certificateholders, from remaining amounts in the Final Maturity Reserve Account after application pursuant to clauses (a), (b), (c),


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


              (d) and (e) above, until the Certificate Principal Balance thereof has been reduced to zero;

              (g) seventh, to the Class M-6 Certificateholders, from remaining amounts in the Final Maturity Reserve Account after application pursuant to clauses (a), (b), (c), (d), (e) and (f) above, until the Certificate Principal Balance thereof has been reduced to zero;

              (h) eighth, to the Class M-7 Certificateholders, from remaining amounts in the Final Maturity Reserve Account after application pursuant to clauses (a), (b), (c), (d), (e), (f) and (g) above, until the Certificate Principal Balance thereof has been reduced to zero;

              (i) ninth, from remaining amounts in the Final Maturity Reserve Account after application pursuant to clauses (a), (b), (c), (d),
              (e), (f), (g) and (h) above, to the Holders of the Offered Certificates and the Class M-7 Certificateholders, any current Interest Distribution Amounts (for each such Class and Distribution Date) and any Interest Carry Forward Amounts for each such class, to the extent unpaid, in accordance with the priorities set forth in Section 5.04(a)(i);

              (j) tenth, from remaining amounts in the Final Maturity Reserve Account after application pursuant to clauses (a), (b), (c), (d),
              (e), (f), (g), (h) and (i) above, to the Holders of the Offered Certificates and the Class M-7 Certificateholders, any Basis Risk Shortfall Carry Forward Amounts for each such class, to the extent unpaid, in accordance with the priorities set forth in
              Section 5.04(iii); and

              (k) eleventh, to the Class B-IO Certificates, from remaining amounts in the Final Maturity Reserve Account after application pursuant to clauses (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above.

         Section 4.09. The Swap Agreement.

              (a) The Trustee is hereby directed to execute and deliver the Swap Administration Agreement and the Swap Agreement and to make the representations required therein. Amounts payable on any Distribution Date by the Trust to the Swap Provider under the Swap Agreement shall be paid on such Distribution Date by the Trustee to the Swap Administrator for distribution to the Swap Provider as provided herein. Amounts paid on any Distribution Date by the Swap Provider to the Swap Administrator under the Swap Agreement shall be paid on such Distribution Date by the Swap Administrator to the Trustee for distribution to the Certificateholders as provided herein. Neither the Trustee nor the Securities Administrator in their respective individual capacities shall have any responsibility for any of the undertakings, agreements or representations with respect to the Swap Agreement or the Swap Administration Agreement, including, without limitation, for making any payments thereunder.

              (b) It is acknowledged and agreed that the Person serving as Securities Administrator hereunder shall also serve as Swap Administrator under the Swap Administration Agreement and the Swap Agreement. The Swap Administrator is hereby directed to execute and deliver the Swap Administration Agreement, and to make the representations required therein.


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


The Swap Administrator shall not have any liability for any failure or delay in payments to the Trust which are required under the Swap Administration Agreement where such failure or delay is due to the failure or delay of the Swap Provider in making such payment to the Swap Administrator. The Swap Administrator shall be entitled to be indemnified and held harmless by the Trust from and against any and all losses, claims, expenses or other liabilities that arise by reason of or in connection with the performance or observance by the Swap Administrator of its duties or obligations under the Swap Agreement or the Swap Administration Agreement, except to the extent that the same is due to the Swap Administrator's negligence, willful misconduct or fraud. The Trustee shall be entitled to be indemnified and held harmless by the Trust from and against any and all losses, claims, expenses or other liabilities that arise by reason of or in connection with the performance or observance by any party of its duties or obligations under the Swap Agreement or the Swap Administration Agreement, except to the extent that the same is due to the Trustee's negligence, willful misconduct or fraud. Any Person appointed as successor securities administrator pursuant to
Section 9.08 shall also be required to serve as successor Swap Administrator under the Swap Agreement and the Swap Administration Agreement.

              (c) Net Swap Payments and Swap Termination Payments (other than Swap Termination Payments resulting from a Swap Provider Trigger Event) payable by the Trust to the Swap Provider pursuant to the Swap Agreement shall be deducted from Interest Funds, and to the extent of any such remaining amounts due, from Principal Funds, in each case prior to any distributions to the Certificateholders. On or before each Distribution Date, such amounts will be remitted by the Trustee to the Swap Administrator, first to make any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date, and second to make any Swap Termination Payment (not due to a Swap Provider Trigger Event) owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date. For federal income tax purposes, such amounts paid to the Swap Administrator on each Distribution Date shall first be deemed paid to the Swap Administrator in respect of the Class B-IO Certificates to the extent of the amount distributable on such Class B-IO Certificates on such Distribution Date, and any remaining amount shall be deemed paid to the Swap Administrator in respect of the Class B-IO Distribution Amount. Any Swap Termination Payment triggered by a Swap Provider Trigger Event owed to the Swap Provider pursuant to the Swap Agreement will be subordinated to distributions to the Holders of the Offered Certificates and shall be paid as set forth under
Section 5.04(a)(iii) clause (seventh).

              (d) On or before each Distribution Date, Net Swap Payments payable by the Swap Provider to the Swap Administrator pursuant to the Swap Agreement will be deposited by the Swap Administrator into the Swap Account pursuant to the Swap Administration Agreement. The Swap Administrator shall, to the extent provided in the Swap Administration Agreement, remit amounts on deposit in the Swap Account to the Trustee for distribution to the Certificates in the following order of priority:

                  (i) first, to the Class A Certificates to pay the Interest Distribution Amount and any Interest Carry Forward Amount to the extent due to the allocation thereto of the interest portion of a Realized Loss with respect to the Mortgage Loans, to the extent not fully paid pursuant to Section 5.04(a)(i) clause (first) and (second);


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


                  (ii) second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, to pay the Interest Distribution Amount, in each case to the extent not fully paid pursuant to Section 5.04(a)(i) clause (third) and any Interest Carry Forward Amount on such Certificates to the extent due to the allocation thereto of the interest portion of a Realized Loss with respect to the Mortgage Loans;

                  (iii) third, to pay first to the Class A Certificates and second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, any Basis Risk Shortfall Carry Forward Amounts on such Certificates for such Distribution Date; and

                  (iv) fourth, to pay as principal to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates as part of the Extra Principal Distribution Amount, payable in the same manner and priority as set forth under Section 5.04(a)(ii), to the extent that the Overcollateralization Amount is reduced below the Overcollateralization Target Amount as a result of Realized Losses and to the extent not paid from Excess Spread pursuant to Section 5.04(a)(i) clause (fourth), until the related Overcollateralization Target Amount has been reached.

         Any amounts remaining in the Swap Account on any Distribution Date after the distributions described in clauses first through fourth above will be distributed by the Swap Administrator to the Class B-IO Certificates.

              (e) The Swap Account, which is created and maintained by the Swap Administrator pursuant to the Swap Administration Agreement, will be part of the Trust but not part of any REMIC created hereunder and any payments to the Certificates of Swap Payments will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). The beneficial owner of the Swap Account is identified, and other matters relating to the Swap Account are addressed, in the Swap Administration Agreement.


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                                    ARTICLE V

                           DISTRIBUTIONS AND ADVANCES

         Section 5.01. Advances.

         Except with respect to any Simple Interest Loans or Balloon Loan payments, for which no Advances of principal are required to be made, if the Scheduled Payment on a Mortgage Loan that was due on a related Due Date and is delinquent other than as a result of application of the Relief Act or similar state laws exceeds the amount deposited in the Master Servicing Collection Account for use as an Advance with respect to such Mortgage Loan, the Master Servicer or the Trustee, as applicable, will make an Advance in an amount equal to such deficiency (net of its Master Servicing Fee and the Servicing Fee with respect to such Mortgage Loan with respect to Advances made by the Master Servicer and the Trustee, and also net of the Trustee Fee Rate with respect to such Mortgage Loan with respect to any Advances made by the Trustee) and deposit such Advance in the Master Servicer Collection Account or the Distribution Account, in the event of an Advance by the Trustee. Each such Advance shall be remitted to the Master Servicer Collection Account or the Distribution Account, in the event of an Advance by the Trustee no later than 1:00 p.m. Eastern time on the Master Servicer Advance Date in immediately available funds. The Master Servicer or the Trustee, as applicable, shall be obligated to make any such Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Nonrecoverable Advance, the Master Servicer or the Trustee, as applicable, shall deliver (i) to the Trustee for the benefit of the Certificateholders funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency and the Trustee an Officer's Certificate setting forth the basis for such determination.

         In lieu of making all or a portion of such Advance from its own funds, the Master Servicer or the Trustee, as applicable, may (i) cause to be made an appropriate entry in its records relating to the Master Servicer Collection Account or the Distribution Account that any Amount Held for Future Distributions has been used by the Master Servicer or the Trustee, as applicable, in discharge of its obligation to make any such Advance and (ii) transfer such funds from the Master Servicer Collection Account to the Distribution Account. Any funds so applied and transferred shall be replaced by the Master Servicer by deposit in the Master Servicer Collection Account no later than the Distribution Account Deposit Date preceding the Distribution Date on which such funds are required to be distributed pursuant to this Agreement. The Master Servicer or the Trustee, as applicable, shall be entitled to be reimbursed from the Master Servicer Collection Account or the Distribution Account for all Advances of its own funds made pursuant to this Section as provided in Section 4.03. The obligation to make Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 5.01.

         Subject to and in accordance with the provisions of Article VIII hereof, in the event of a failure by the Master Servicer to make an Advance required pursuant to this Section 5.01, then



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


the Trustee shall be obligated to make such Advance on such Distribution Date. The Trustee shall be permitted to conclusively rely upon any determination made by the Master Servicer that any portion of an Advance is a Nonrecoverable Advance.

         Section 5.02. Compensating Interest Payments.

         The Master Servicer shall deposit into the Distribution Account, no later than the Distribution Account Deposit Date immediately preceding each Distribution Date, an amount equal to the aggregate amount of Compensating Interest required to be paid by the Master Servicer for such Distribution Date; provided that such amount shall not exceed the Master Servicing Fee relating to such Distribution Date; and in case of such deposit, the Master Servicer shall not be entitled to any recovery or reimbursement in respect of any such payment.

         Section 5.03. REMIC Distributions.

         On each Distribution Date the Trustee, shall allocate distributions to the REMIC I Regular Interests and the REMIC II Regular Interests, in accordance with Section 5.08 hereof.

         Section 5.04. Distributions.

              (a) On each Distribution Date, an amount equal to the Interest Funds and Principal Funds for such Distribution Date remaining in the Distribution Account after withdrawal pursuant to Sections 4.03 and 4.05 shall be withdrawn by the Trustee from the Distribution Account, to the extent of funds available therefor, and distributed as directed in accordance with the Remittance Report for such Distribution Date, in the manner set forth in clauses
(i), (ii) and (iii) below:

                  (i) The Trustee shall apply Interest Funds for such Distribution Date as follows:

                  first, to the Class A Certificates, the Interest Distribution Amount for such Class and Distribution Date;

                  second, from remaining Interest Funds, to the Class A Certificates, any Interest Carry Forward Amount for such Class of Certificates and Distribution Date;

                  third, from remaining Interest Funds, to the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates and the Class M-7 Certificates, sequentially, in that order, the Interest Distribution Amount for each such Class of Certificates and Distribution Date;

                  fourth, from remaining Interest Funds, the amount of Excess Spread for such Distribution Date as is necessary to have the Overcollateralization Amount for such Distribution Date equal the Overcollateralization Target Amount for such Distribution Date, which amount will be the Extra Principal Distribution Amount for such Distribution Date and will be included as part of the Principal Distribution Amount for such Distribution Date; and


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


                  fifth, from remaining Interest Funds, any Remaining Excess Spread for such Distribution Date will be added to any Overcollateralization Release Amount for such Distribution Date, will be included in Net Monthly Excess Cashflow for such Distribution Date and will be applied on such Distribution Date as described under clause
         (iii) below.

         On any Distribution Date, any shortfalls on Mortgage Loans resulting from the application of the Relief Act or similar state laws, and any related Prepayment Interest Shortfalls to the extent not covered by Compensating Interest will be allocated, first, in reduction of amounts otherwise distributable to the Class B-IO Certificates, and thereafter, in reduction of the Interest Distribution Amount payable to the Certificates on such Distribution Date, on a pro rata basis, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Certificates shall not be entitled to reimbursement for any such interest shortfalls.

              (ii) The Trustee shall apply the Principal Distribution Amount for such Distribution Date as follows:

                        (A) for each Distribution Date (i) prior to the
                  Stepdown Date or (ii) on which a Trigger Event is in effect:

                           first, to the Class A Certificates, until
                  the Certificate Principal Balance of such Class is reduced to zero;

                           second, to the extent of remaining Principal
                  Distribution Amount, to the Class M-1 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

                           third, to the extent of remaining Principal
                  Distribution Amount, to the Class M-2 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

                           fourth, to the extent of remaining Principal
                  Distribution Amount, to the Class M-3 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

                           fifth, to the extent of remaining Principal
                  Distribution Amount, to the Class M-4 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

                           sixth, to the extent of remaining Principal
                  Distribution Amount, to the Class M-5 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

                           seventh, to the extent of remaining
                  Principal Distribution Amount, to the Class M-6
                  Certificates, until the Certificate Principal Balance thereof is reduced to zero; and

                           eighth, to the extent of remaining Principal
                  Distribution Amount, to the Class M-7 Certificates, until the Certificate Principal Balance thereof is reduced to zero.

                        (B) For each Distribution Date on or after the
                  Stepdown Date, so long as a Trigger Event is not in effect:

                            first, to the Class A Certificates, until
                        the Certificate Principal Balance of such Class has been reduced to zero;

                            second, to the Class M-1 Certificates, from
                        any remaining Principal Distribution Amount, the Class M-1 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof is reduced to zero;

                            third, to the Class M-2 Certificates, from
                        any remaining Principal Distribution Amount, the Class M-2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof is reduced to zero;

                            fourth, to the Class M-3 Certificates, from
                        any remaining Principal Distribution Amount, the Class M-3 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof is reduced to zero;

                            fifth, to the Class M-4 Certificates, from
                        any remaining Principal Distribution Amount, the Class M-4 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof is reduced to zero;

                            sixth, to the Class M-5 Certificates, from
                        any remaining Principal Distribution Amount, the Class M-5 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof is reduced to zero;

                            seventh, to the Class M-6 Certificates, from
                        any remaining Principal Distribution Amount, the Class M-6 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof is reduced to zero; and
                            eighth, to the Class M-7 Certificates, from
                        any remaining Principal Distribution Amount, the Class M-7 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof is reduced to zero.

                  (iii) On each Distribution Date, the Trustee will withdraw from the Distribution Account the Net Monthly Excess Cashflow for such Distribution Date and any Excess Yield Maintenance Amount for such Distribution Date, and apply such amounts as follows:

                            first, to the Class A Certificates, to the extent
                  not fully paid pursuant to subclause second under clause (i) above, any unpaid Interest Carry Forward Amounts for such Class of Certificates and Distribution Date;

                           second, from any remaining Net Monthly Excess
                  Cashflow and any remaining Excess Yield Maintenance Amounts, to the Class A Certificates, any Allocated Realized Loss Amount for such Class of Certificates and Distribution Date;

                           third, from any remaining Net Monthly Excess Cashflow
                  and any remaining Excess Yield Maintenance Amounts, to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, sequentially, in that order, any Interest Carry Forward Amounts for each such Class of Certificates and Distribution Date;

                           fourth, from any remaining Net Monthly Excess
                  Cashflow and any remaining Excess Yield Maintenance Amounts, to the Basis Risk Reserve Fund, and therefrom to the Class A Certificates, any unpaid Basis risk Carry Forward Amounts for such Class and Distribution Date;

                           fifth, from any remaining Net Monthly Excess Cashflow
                  and any remaining Excess Yield Maintenance Amounts, to the Basis Risk Reserve Fund, and therefrom to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, sequentially, in that order, any unpaid Basis Risk Carry Forward Amounts for such respective Class of Certificates and Distribution Date;

                           sixth, from any remaining Net Monthly Excess Cashflow
                  and any remaining Excess Yield Maintenance Amounts, to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, sequentially, in that order, such respective Certificates' allocated share of any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest and any shortfalls resulting from the application of the Relief Act or similar state laws, in each case without interest accrued thereon;

                           seventh, from any remaining Net Monthly Excess
                  Cashflow and any remaining Excess Yield Maintenance Amounts, to the Swap Administrator for payment to the Swap Provider, any Swap Termination Payments due to a Swap Provider Trigger Event not previously paid; and

                           eighth, from any remaining Net Monthly Excess
                  Cashflow and any remaining Excess Yield Maintenance Amounts as follows:

                                (i) to the Final Maturity Reserve Account, the
                        Maturity Reserve Amount;

                                (ii) from any remaining Net Monthly Excess
                        Cashflow and any remaining Excess Yield Maintenance Amounts, to the Class B-IO Certificates, the Class B-IO Distribution Amount and the remaining Excess Yield Maintenance Amount; and

                                (iii) any remaining amounts to the Residual
                        Certificates based on the related REMIC in which such amounts remain.

                  (b) Subject to Section 10.02 hereof respecting the final distribution, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five (5) Business Days prior to the related Record Date or, if not, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, but subject to Section 10.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds.

                  (c) On or before 5:00 p.m. Eastern time on the fifth Business Day immediately preceding each Distribution Date, the Master Servicer shall deliver to the Trustee with respect to all Mortgage Loans, a report in electronic format (or by such other means as the Master Servicer and the Trustee may agree from time to time) containing such data and information (upon which the Trustee may rely), as agreed to by the Master Servicer and the Trustee such as to permit the Trustee to prepare the Monthly Statement to Certificateholders and to direct the Trustee in writing to make the required distributions for the related Distribution Date (the "Remittance Report").

         Section 5.05. Allocation of Realized Losses and Subsequent Recoveries.

         Any Realized Losses with respect to the Mortgage Loans shall be applied on each Distribution Date after the distributions provided for in Section 5.04 in reduction of the Certificate Principal Balance of the Class or Classes of Certificates as provided in the definition of Allocated Realized Loss Amount.

         Any amounts distributed to a Class of Subordinate Certificates in respect of any Unpaid Allocated Realized Loss Amount will be applied to reduce the Certificate Principal Balance of such Class of Certificates.

         If the Master Servicer receives a Subsequent Recovery in a Prepayment Period, it will be distributed to the Certificates on the following Distribution Date in accordance with the priorities described under Section 5.04(a)(ii)(A). Additionally, the Certificate Principal Balance of each Class of Certificates that has been reduced by the allocation of a Realized Loss to such Class of Certificates will be increased, in order of their payment priority, by the amount of such Subsequent Recovery, commencing with the Class A Certificates, but not in excess of the Unpaid Allocated Realized Loss Amount for such Class of Certificates immediately prior to that

Distribution Date. Holders of such Class of Certificates will not be entitled to any payment in respect of interest on the amount of such increases to the related Certificate Principal Balance for an Interest Accrual Period preceding the Distribution Date on which such increase occurs.

         Section 5.06. [Reserved]

         Section 5.07. Monthly Statements to Certificateholders.

              (a) Not later than each Distribution Date, the Trustee shall prepare and make available to the Swap Provider and the Yield Maintenance Provider, each Holder of Certificates, the Rating Agencies, the Master Servicer and the Depositor a statement setting forth for the Certificates:

                  (i) the amount of the related distribution on such Distribution Date to Holders of each Class of Certificates (other than the Class B-IO Certificates and the Residual Certificates) allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments (except with respect to any Simple Interest Loans) of principal included therein (and with respect to any Simple Interest Loans, the amount of principal actually received included therein), (C) the principal portion of all Liquidation Proceeds and Insurance Proceeds included therein and the purchase price in connection with the purchase of Mortgage Loans and cash deposits in connection with substitutions of Mortgage Loans, (D) the amount of any Subsequent Recoveries included therein and (E) the Extra Principal Distribution Amount (if any) included therein;

                  (ii) the amount of such distribution on such Distribution Date to Holders of each Class of Certificates allocable to interest, and, if applicable, the portion thereof allocable to amounts provided pursuant to the Swap Agreement and the Yield Maintenance Agreement;

                  (iii) any Interest Carry Forward Amounts and any Basis Risk Carry Forward Amounts with respect to such Distribution Date for each Class of Certificates (other than the Residual Certificates), if any;

                  (iv) the aggregate Certificate Principal Balance of the Class A Certificates and the Subordinate Certificates before and after giving effect (i) to all distributions allocable to principal on the Certificates on such Distribution Date, (ii) if applicable, the allocation of any Allocated Realized Loss Amounts to such Certificates for such Distribution Date, and, (iii) if applicable, the allocation of Subsequent Recoveries to increase the Certificate Principal Balance of such Certificates for such Distribution Date;

                  (v) the cumulative amount of Allocated Realized Loss Amounts allocated to the Certificates from the Closing Date to and including such Distribution Date, and the Unpaid Allocated Realized Loss Amounts for each Class of Certificates on such Distribution Date after giving effect to the distribution of principal on such Certificates (including as a result of Subsequent Recoveries on the Mortgage Loans) on such Distribution Date and the allocation of Allocated Realized Loss Amounts to such Certificates on such Distribution Date;

                  (vi) the Pass-Through Rate for each Class of Certificates for such Distribution Date, and whether such Pass-Through Rate was limited by an Interest Rate Cap;

                  (vii) the amount of any Net Monthly Excess Cashflow Amount and any Excess Yield Maintenance Amount with respect to such Distribution Date;

                  (viii) the aggregate of the Stated Principal Balances of all of the Mortgage Loans for the related Due Date (after reduction for Realized Losses incurred during the related Due Period and prepayments during the related Prepayment Period);

                  (ix) the amount of the Master Servicing Fees and Trustee Fees paid to or (as applicable) retained by the Master Servicer and the Trustee, respectively, with respect to such Distribution Date;

                  (x) the amount of Advances and Compensating Interest Payments included in the distribution on such Distribution Date;

                  (xi) the number and aggregate Stated Principal Balance of Mortgage Loans (A) Delinquent (exclusive of Mortgage Loans in foreclosure and bankruptcy) (1) 31 to 60 days, (2) 61 to 90 days and
         (3) 91 or more days, (B) in foreclosure and delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days and (C) in bankruptcy and delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, in each case for the related Due Date (after reduction for Realized Losses incurred during the related Due Period and prepayments during the related Prepayment Period);

                  (xii) with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the end of the related Due Period;

                  (xiii) whether a Trigger Event exists on such Distribution
         Date;

                  (xiv) the number and principal balance of Mortgage Loans purchased or substituted for during the immediately preceding Prepayment Period or Due Period, as applicable, and cumulatively since the Cut-off Date;

                  (xv) the total number and principal balance of any REO Properties as of the end of the related Due Period;

                  (xvi) the aggregate amount of Realized Losses with respect to the Mortgage Loans (i) during the related Due Period and cumulatively from the Cut-off Date through the end of the preceding month and (ii) since the Closing Date as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans on the Cut-off Date;

                  (xvii) the three month rolling average (relative to the related Distribution Date) of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 61 days or more delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of the last day of the related Due Period;

                  (xvii) the aggregate amount of Realized Losses on the Mortgage Loans from the Closing Date through the last day of the related Due Period, as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans on the Closing Date;

                  (xix) the amount of any Subsequent Recovery on the Mortgage Loans recovered by the Master Servicer during the related Due Period and the amount by which the Certificate Principal Balance of each Class of Subordinate Certificates was increased as a result thereof, as provided by the Master Servicer to the Trustee;

                  (xx) the amount of any amounts on deposit in the Final Maturity Reserve Account and, on the Final Maturity Reserve Account Termination Date, if any, the amount distributed from the Final Maturity Reserve Account; and

                  (xix) the amount of any Net Swap Payment payable to the Trust, any Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the Trust, and any Swap Termination Payment payable to the Swap Provider.

         The Trustee will make the foregoing monthly statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders via the Trustee's internet website, initially located at www.etrustee.net. The Trustee's internet website, and assistance in using the Trustee's website can be obtained by calling the Trustee's customer service desk at (203) 268-3226. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the Trustee's customer service desk and indicating such. The Trustee may change the way monthly statements are distributed in order to make such distributions more convenient or more accessible to the above parties.

              (b) The Trustee's responsibility for making the above information available to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer and the Yield Maintenance Provider. The Trustee will make available a copy of each statement provided pursuant to this Section 5.07 to each Rating Agency.

              (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to the Master Servicer and upon request to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information necessary to enable Certificateholders to prepare their tax returns, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

              (d) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Residual Certificates the applicable Form 1066 and each applicable Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of a Residual Certificate with respect to the following matters:

                  (i) The original projected principal and interest cash flows on the Closing Date on each Class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

                  (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each Class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

                  (iii) The applicable Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

                  (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each Class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

                  (v) The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of a REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

                  (vi) The amount and timing of any non-interest expenses of a REMIC; and

                  (vii) Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

         The information pursuant to clauses (i), (ii), (iii) and (iv) above shall be provided by the Depositor pursuant to Section 9.12.

         Section 5.08. REMIC Designations and Allocations.

              (a) The Trustee shall elect that each of REMIC I and REMIC II shall be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections. The assets of REMIC I shall include the Mortgage Loans and all interest owing in respect of and principal due thereon, the Master Servicer Collection Account, the Distribution Account, any REO Property, and any proceeds of the foregoing, but shall not include the Basic Risk Reserve Fund, the Yield Maintenance Agreements, the Yield Maintenance Account, the Swap Agreement, the Swap Account and any rights or obligations in respect of the foregoing excluded assets. The REMIC I Regular Interests shall constitute the assets of REMIC II.

              (b) [Reserved.]

              (c) REMIC I will be evidenced by (x) the Class I-a, Class I-m1, Class I-m2, Class I-m3, Class I-m4, Class I-m5, Class I-m6, Class I-m7 and Class I-Q (the "REMIC I

Regular Interests"), which are hereby designated as the "regular interests" in REMIC I and will be uncertificated and non-transferable and (y) the Class R-I Certificate, which is hereby designated as the single "residual interest" in REMIC I (the REMIC I Regular Interests, together with the Class R-I Certificate, the "REMIC I Certificates"). The REMIC I Regular Interests shall be recorded on the records of REMIC I as being issued to and held by the Trustee on behalf of REMIC I.

         Interest from the Mortgage Loans that is allocable to payments of principal on the Certificates (the "Turbo Amount") will not be paid directly as principal to the REMIC I Regular Interests, but instead a portion of the interest otherwise payable with respect to the Class I-Q REMIC I Regular Interest which equals 0.1% of the Turbo Amount will be payable as a reduction of the principal balances of the Class I-a, Class I-m1, Class I-m2, Class I-m3, Class I-m4, Class I-m5, Class I-m6 and Class I-m7 REMIC I Regular Interests in the same proportions that the Turbo Amount is allocated among the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, respectively, and will be accrued and added to principal on the Class I-Q REMIC I Regular Interest.

         Principal payments on the Mortgage Loans held by REMIC I shall be allocated 0.1% to the Class I-a, Class I-m1, Class I-m2, Class I-m3, Class I-m4, Class I-m5, Class I-m6 and Class I-m7 REMIC I Regular Interests. The remaining 99.9% shall be allocated to the Class I-Q REMIC I Regular Interest. The aggregate amount of principal allocated to the Class I-a, Class I-m1, Class I-m2, Class I-m3, Class I-m4, Class I-m5, Class I-m6 and Class I-m7 REMIC I Regular Interests shall be apportioned among such classes in the same proportions as principal is payable with respect to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, respectively. Notwithstanding the above, principal payments on REMIC I Regular Interests that are attributable to an Overcollateralization Release Amount shall be allocated to the Class I-Q REMIC I Regular Interests.

         The REMIC I Certificates will have the following designations, initial principal balances, pass-through rates and allocations of interest:

       REMIC I           Initial Principal      Pass-Through      Allocation
     Certificates             Balance               Rate          of Interest
         I-a1                $179,538.00            (1)             (2),(3)
         I-m1                 $18,066.00            (1)             (2),(3)
         I-m2                 $15,076.00            (1)             (2),(3)
         I-m3                 $ 4,485.00            (1)             (2),(3)
         I-m4                  $4,236.00            (1)             (2),(3)
         I-m5                  $3,613.00            (1)             (2),(3)
         I-m6                  $4,112.00            (1)             (2),(3)
         I-m7                  $4,485.00            (1)             (2),(3)
         I-Q             $233,377,389.00            (1)             (2),(3)
         R-I                    N/A                0%(4)            ---

---------------

         (1) The pass-through rate on this REMIC I Regular Interest shall at any time of determination equal the weighted average of the Net Rates of the Mortgage Loans.

         (2) Except as provided in note (3) below, interest with respect to this REMIC I Regular Interest will be allocated among the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates in the same proportion as interest is payable with respect to those Certificates.

         (3) Any interest with respect to this REMIC I Regular Interest, in excess of the product of (i) 1,000 times the weighted average coupon of the Class I-a, Class I-m1, Class I-m2, Class I-m3, Class I-m4, Class I-m5, Class I-m6, Class I-m7 and Class I-Q, where each of Class I-a, Class I-m1, Class I-m2, Class I-m3, Class I-m4, Class I-m5, Class I-m6 and Class I-m7 REMIC I Regular Interests is first subject to a cap and floor equal to the Pass-Through Rates of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, respectively, and the Class I-Q REMIC I Regular Interest is subject to a cap equal to 0%, and (ii) the principal balance of these REMIC I Regular Interests, will be allocated to the Class B-IO Certificates. However, the Class B-IO Certificates shall be subordinated to the extent provided in Section 5.04.

         (4) On each Distribution Date, amounts, if any, remaining in REMIC I after payments of interest and principal, as designated above, will be distributed to the Class R-I Certificate.

              (d) Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 and Class B-IO Certificates (exclusive of any rights such Certificates may have to receive any payments of Basis Risk Carry Forward Amounts, Swap Payments and amounts from the Yield Maintenance Account and Final Maturity Reserve Account) and the Class B-IO Certificates (exclusive of any rights or obligations associated with these Certificates in connection with the treatment of the Holders of such Certificates as the owners, for federal income tax purposes, of the Yield Maintenance Account, the Final Maturity Reserve Account, the Basis Risk Reserve Fund and the payments of Basis Risk Carry Forward Amounts, as described in Section 5.08(f) below), are hereby designated as "regular interests" with respect to REMIC II (the "REMIC II Regular Interests"). The terms of the Certificates are set out in Section 6.01.

              (e) [Reserved].

              (f) Payments of Basis Risk Carry Forward Amounts and amounts paid under the Yield Maintenance Agreement and from the Final Maturity Reserve Account shall be deemed to be made to the holder of the Class B-IO Certificate, who will be the owner of such amounts for federal income tax purposes. The Class B-IO Certificateholder will be deemed to have paid over such amounts, pursuant to a notional principal contract, to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 or Class M-7 Certificates, as appropriate, in the manner and extent to which such Certificates are entitled to receive such amounts under this Agreement.

                                   ARTICLE VI

                                THE CERTIFICATES

         Section 6.01. The Certificates.

         The Certificates shall be substantially in the forms attached hereto as Exhibits A-1 through A-11. The Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof (except that one Certificate of each Class may be issued in a different amount which must be in excess of the applicable minimum dollar denomination) and aggregate dollar denominations as set forth in the following table:

                                                                  Original
                                          Integral               Certificate
                                          Multiples               Principal
                     Minimum            in Excess of          Balance/or Notional      Pass-Through
  Class            Denomination            Minimum             Principal Balance            Rate
---------       ----------------       --------------        ---------------------   -----------------
A                $25,000                 $1,000                   $179,538,000         Adjustable (1)
M-1              $25,000                 $1,000                    $18,066,000         Adjustable (2)
M-2              $25,000                 $1,000                    $15,076,000         Adjustable (3)
M-3              $25,000                 $1,000                    $ 4,485,000         Adjustable (4)
M-4              $25,000                 $1,000                     $4,236,000         Adjustable (5)
M-5              $25,000                 $1,000                     $3,613,000         Adjustable (6)
M-6              $25,000                 $1,000                     $4,112,000         Adjustable (7)
M-7              $25,000                 $1,000                     $4,485,000         Adjustable (8)
B-IO             $10,000,000             $1,000,000                Notional(9)              N/A
R-I              N/A                     N/A                               N/A              N/A
R-II             N/A                     N/A                               N/A              N/A

-------------------

         (1) For the first Distribution Date, 4.71875% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         (2) For the first Distribution Date, 4.88875% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-1 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         (3) For the first Distribution Date, 5.18875% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-2 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         (4) For the first Distribution Date, 5.28875% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-3 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.




                                       97


         (5) For the first Distribution Date, 5.28875% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-4 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         (6) For the first Distribution Date, 6.38875% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-5 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         (7) For the first Distribution Date, 6.63875% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-6 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         (8) For the first Distribution Date, 6.63875% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-7 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

         (9) Initially $249,185,806 and thereafter the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period. The Class B-IO Certificates will be entitled to receive certain distributions as provided for in Section 5.04. Other than for federal income tax purposes, the Class B-IO Distribution Amount may be deemed to be interest on the notional principal balance of the Class B-IO Certificates.



         The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the authentication of the Trustee by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

         The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

         Section 6.02. Certificate Register; Registration of Transfer and Exchange of Certificates.

              (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 6.09 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and
(c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. Upon surrender for registration of Transfer of any Certificate, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

         At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

         No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

         All Certificates surrendered for registration of Transfer or exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

              (b) No Transfer of a Class B-IO Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit E (the "Transferor Certificate") and (x) deliver a letter in substantially the form of either Exhibit F (the "Investment Letter") or Exhibit G (the "Rule 144A Letter") or (y) there shall be delivered to the Trustee an Opinion of Counsel addressed to the Trustee that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer or the Trustee. The Depositor shall provide to any Holder of a Class B-IO Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) of the Securities Act for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A of the Securities Act. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Class B-IO Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.


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


         No Transfer of an ERISA Restricted Certificate shall be made unless the Trustee and the Master Servicer shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA and/or a plan subject to
Section 4975 of the Code ("Plan"), or a trustee of such Plan, or a Person, directly or indirectly, acting on behalf of any such Plan, or (ii) in the case of any such ERISA Restricted Certificate presented for registration in the name of a Plan, or a trustee of any Plan or any other person, directly or indirectly, acting on behalf of any such Plan, a representation satisfactory to the Trustee to the effect that neither the purchase or holding of such ERISA Restricted Certificate nor the servicing, management and operation of the Trust Fund will result in any prohibited transactions under ERISA or Section 4975 of the Code which will not be covered under Prohibited Transactions Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or some other applicable exemption and will not subject the Trustee, the Master Servicer or the Depositor to any fiduciary duties under ERISA in addition to those expressly undertaken in this Agreement, which in the case of a Book-Entry Certificate shall be deemed to have been represented by the Transferee. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of any Plan without satisfying the above conditions shall be void and of no effect. Neither the Trustee nor the Master Servicer shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any ERISA Restricted Certificate that is a Book-Entry Certificate, and neither the Trustee nor the Master Servicer shall have any liability for transfers of any such Book-Entry Certificates made through the book-entry facilities of any Depository or between or among participants of the Depository or Certificate Owners made in violation of the transfer restrictions set forth herein. Neither the Trustee nor the Master Servicer shall be under any liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA Restricted Certificate that was in fact a Plan or a Person, directly or indirectly, acting on behalf of any Plan at the time it became a Holder or at such subsequent time as it became a Plan or Person acting on behalf of a Plan, all payments made on such ERISA Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that is not a Plan or Person acting on behalf of a Plan.

              (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate, which ownership interest shall always be represented by a physical certificate and not a Book-Entry Certificate, shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.


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


                  (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate, unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

                  (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                  (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                  (v) The Master Servicer shall make available within 60 days of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

         The restrictions on Transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel addressed to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Seller, or the Master Servicer, to the effect that the elimination of such restrictions will not cause the REMIC I and/or REMIC II, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

              (d) The preparation and delivery of all certificates and opinions referred to above in this Section 6.02 shall not be an expense of the Trust Fund, the Trustee, the Depositor, the Seller or the Master Servicer.

         Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates.

         If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Trustee under the terms of this Section 6.03 shall be canceled and destroyed by the Trustee in accordance with its standard procedures without liability on its part.

         Section 6.04. Persons Deemed Owners.

         The Trustee and any agent of the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee shall be affected by any notice to the contrary.

         Section 6.05. Access to List of Certificateholders' Names and
Addresses.

         If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the Depositor or the Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of the Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

         Section 6.06. Book-Entry Certificates.

         The Regular Certificates (other than the Class B-IO Certificates), upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository or its agent by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner of such Certificates will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section 6.08. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Certificate Owners of such Certificates pursuant to Section 6.08:

              (a) the provisions of this Section shall be in full force and effect;

              (b) the Depositor and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

              (c) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository;

              (d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.08, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

              (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

              (f) the Trustee may rely, and shall be fully protected in relying upon, information furnished by the Depository with respect to its Depository Participants; and

              (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

         For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of any Class of Certificates (other than the Class B-IO Certificates and the Residual Certificates), such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.


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


         Section 6.07. Notices to Depository.

         Whenever any notice or other communication is required to be given to Certificateholders of a Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the Depository.

         Section 6.08. Definitive Certificates.

         If, after Book-Entry Certificates have been issued with respect to any Certificates, (a) the Depositor or the Depository advises the Trustee that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Trustee or the Depositor is unable to locate a qualified successor, or (b) after the occurrence and continuation of an Event of Default, Certificate Owners of such Book-Entry Certificates having not less than 51% of the Voting Rights evidenced by any Class of Book-Entry Certificates advise the Trustee and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to Certificates of such Class through the Depository (or its successor) is no longer in the best interests of the Certificate Owners of such Class, then the Trustee shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to applicable Certificate Owners requesting the same. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Trustee of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall authenticate and deliver such Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

         Section 6.09. Maintenance of Office or Agency.

         The Trustee will maintain or cause to be maintained at its expense an office or offices where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office in Chicago, Illinois, as the office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.


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


                                   ARTICLE VII

                THE DEPOSITOR, THE MASTER SERVICER AND THE SELLER

         Section 7.01. Respective Liabilities of the Depositor, the Master Servicer and the Seller.

         The Depositor, the Master Servicer and the Seller shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

         Section 7.02. Merger or Consolidation of the Depositor, the Master Servicer or the Seller.

         The Depositor, the Master Servicer and the Seller will each keep in full effect its existence, rights and franchises as a limited liability company and a corporation, respectively, under the laws of the United States or under the laws of one of the States thereof and will each obtain and preserve its qualification to do business as a foreign limited liability company and a foreign corporation, respectively, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform their respective duties under this Agreement.

         Any Person into which the Depositor, the Master Servicer or the Seller may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Seller shall be a party, or any person succeeding to the business of the Depositor, the Master Servicer or the Seller shall be the successor of the Depositor, the Master Servicer or the Seller, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac and further provided that such merger, consolidation or succession does not adversely affect the then-current ratings of any Class of Certificates.

         Section 7.03. Indemnification of the Trustee, the Master Servicer and Others.

              (a) The Master Servicer agrees to indemnify the Indemnified Persons (other than the Master Servicer) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to this Agreement, the Certificates or any powers of attorney furnished by the Trustee to the Master Servicer hereunder (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of the Master Servicer's reckless disregard of its obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Master Servicer written notice thereof promptly after a Responsible Officer of such Indemnified Person shall have with respect to such claim or legal action actual knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee or the Master Servicer and the termination of this Agreement.

              (b) The Trust will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise indemnified by the Master Servicer that is referred to in Subsection (a) above.

              (c) The Trustee agrees to indemnify the Indemnified Persons
(other than the Trustee) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Trustee's failure to file a Form 10-K in accordance with Section 3.18 (to the extent such failure constitutes a breach of the Trustee's obligations under
Section 3.18 and is not due to a failure by the Master Servicer or the Depositor to furnish to the Trustee, within the timeframe required by Section 3.18, the information required to be furnished by them pursuant to Section 3.18) or (ii) by reason of the Trustee's willful misfeasance, bad faith or gross negligence in the performance of its obligations pursuant to Section 3.18 or the Trustee's reckless disregard of its obligations pursuant to Section 3.18 (including, without limitation, in each case, in respect of any powers of attorney furnished to the Trustee), provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Trustee written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee or the Master Servicer and the termination of this Agreement.

         Section 7.04. Limitation on Liability of the Depositor, the Seller, the Master Servicer and Others.

         None of the Depositor, the Seller, the Custodian or the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller, the Custodian or the Master Servicer (each, a "Protected Party") shall be under any liability to any Indemnified Person, the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect any such Protected Party against any breach of representations or warranties made by it herein or protect any such Protected Party from any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder or, in the case of the Master Servicer, its liability pursuant to Section 7.03(a). The Protected Parties may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Protected Parties shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates other than any loss, liability or expense related to a specific Mortgage Loan or Mortgage Loans, except any loss, liability or expense that shall be otherwise reimbursable pursuant to this Agreement, and other than any loss, liability or expense incurred by reason of such Protected Party's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder or, in the case of the Master Servicer, its liability pursuant to Section 7.03(a). None of the Seller, the Master Servicer or the Depositor shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided that such Person may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust Fund, and such Person shall be entitled to be reimbursed therefor out of the Master Servicer Collection Account as provided by Section 4.03 and out of the Distribution Account as provided in Section 4.05 hereof.

         Section 7.05. Limitation on Resignation of the Master Servicer.

         The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon (x) determination that its duties hereunder are no longer permissible under applicable law or (y) compliance with the following requirements: (i) the Master Servicer has proposed a successor to the Trustee and the Trustee has consented thereto (such consent not to be withheld unreasonably); (ii) the successor is qualified to sell mortgage loans, and to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and (iii) each Rating Agency shall have delivered to the Trustee written confirmation that the appointment of such successor will not result in the qualification, reduction or withdrawal of the then-current ratings assigned by such Rating Agency to any of the Certificates. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation by the Master Servicer shall become effective until the Trustee or a successor servicer to such appointment shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

         Section 7.06. Errors and Omissions Insurance; Fidelity Bonds.

         The Master Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Master Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Master Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan which is not serviced in accordance with the requirements of Section 3.01. No provision of this Section 7.06 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the coverage acceptable to Fannie Mae or Freddie Mac for persons performing servicing for loans purchased by Fannie Mae or Freddie Mac. The Master Servicer shall notify the Trustee within five business days of receipt of notice that such fidelity bond or insurance policy will be, or has been, materially modified or terminated. The Trustee for the benefit of the Certificateholders must be named as loss payee on the fidelity bond and as additional insured on the errors and omissions policy.

                                  ARTICLE VIII

                     DEFAULT; TERMINATION OF MASTER SERVICER

         Section 8.01. Events of Default.

         "Event of Default," wherever used herein, means any one of the following events:

                  (i) any failure by the Master Servicer to deposit in the Master Servicer Collection Account the amounts required pursuant to this Agreement or by the Master Servicer to remit to the Trustee any payment, including any Advance, required to be made pursuant to this Agreement, which failure shall continue unremedied by 10:00 a.m., New York City time on the applicable Distribution Date; or

                  (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement or any breach of a representation or warranty by the Master Servicer which failure or breach shall continue unremedied for a period of 60 days (or, in the case of a breach of its obligation to provide a Master Servicer Certification pursuant to Section 3.18, 30 days) after the date on which Applicable Written Notice of such failure shall have been given to the Master Servicer and the Trustee, as the case may be; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

                  (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

                  (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

         If an Event of Default shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and, at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, the Trustee shall, by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such written


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notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee, as successor Master Servicer or, if the Trustee is unable or unwilling to act as such successor Master Servicer, any successor appointed pursuant to
Section 8.02 (a "Successor Master Servicer"). Such Successor Master Servicer shall thereupon make any Advance described in Section 5.01 hereof and payments of Compensating Interest pursuant to Section 5.02 hereof, subject, in the case of the Trustee, to Section 8.02. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the terminated Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of any Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article IX.

         The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the applicable Successor Master Servicer of all cash amounts which shall at the time be credited to the Master Servicer Collection Account, or thereafter be received with respect to the applicable Mortgage Loans. The Trustee shall promptly notify the Rating Agencies of the occurrence of an Event of Default with respect to the Master Servicer actually known to a Responsible Officer of the Trustee.

         Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating the Master Servicer's rights and obligations as Master Servicer hereunder, as applicable, and received after such notice, that portion thereof to which the Master Servicer would have been entitled pursuant to Sections 4.03 and 4.05, and to receive any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         Section 8.02. Trustee to Act; Appointment of Successor.

         On and after the time the Master Servicer receives a notice of termination pursuant to Section 8.01 hereof the Trustee shall automatically become the successor to the Master Servicer with respect to the transactions set forth or provided for herein and after a transition period (not to exceed 90 days), shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including, if applicable, the obligation to make Advances pursuant to Section 5.01 hereof, and payments of Compensating Interest pursuant to Section 5.02 hereof, except as otherwise provided herein. Effective on the date of such notice of termination, as compensation therefor, the Trustee shall be entitled to all fees, costs and expenses relating to the Mortgage Loans that the Master Servicer would have been entitled to if it had continued to act hereunder, provided, however, that the Trustee shall not be (i) liable for any losses pursuant to Section 3.09 or Section 4.02(c) or as a result of any acts or omissions of the Master Servicer, (ii) obligated to make Advances if it is prohibited from doing so under applicable law, (iii) obligated to effectuate any repurchases or substitutions of Mortgage Loans hereunder, including pursuant to
Section 2.02 or Section 2.03 hereof, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03


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or (v) deemed to have made any representations and warranties hereunder, including pursuant to Section 2.03. Notwithstanding the foregoing, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 5.01 hereof, or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any Successor Master Servicer shall (i) be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000 and (ii) be willing to act as Master Servicer of the Mortgage Loans, and shall have executed and delivered to the Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than any liabilities of the Master Servicer hereof incurred prior to termination of the Master Servicer under
Section 8.01 or as otherwise set forth herein), with like effect as if originally named as a party to this Agreement, provided that each Rating Agency shall have acknowledged in writing that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified, withdrawn or reduced as a result of such assignment and delegation. If the Trustee assumes the duties and responsibilities of the Master Servicer in accordance with this Section 8.02, the Trustee shall not resign as Master Servicer until a Successor Master Servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans or otherwise as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other Successor Master Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

         The costs and expenses of the Trustee and the Successor Master Servicer in connection with the termination of the Master Servicer, appointment of a Successor Master Servicer and, if applicable, any transfer of servicing, including, without limitation, all costs and expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or the Successor Master Servicer to service the related Mortgage Loans properly and effectively, to the extent not paid by the terminated Master Servicer, shall be payable to the Trustee and the Successor Master Servicer pursuant to Section 9.05.


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         Section 8.03. Notification to Certificateholders.

              (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

              (b) Within 60 days after the occurrence of any Event of Default with respect to the Master Servicer, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder actually known to a Responsible Officer of the Trustee, unless such Event of Default shall have been cured or waived.


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                                   ARTICLE IX

                             CONCERNING THE TRUSTEE

         Section 9.01. Duties of Trustee.

              (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of such Person's own affairs.

              (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee pursuant to any provision of this Agreement, the Trustee shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer; provided, further, that the Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

              (c) On each Distribution Date, the Trustee shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 5.04 and 10.01 herein based solely on the applicable Remittance Report.

              (d) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred with respect to the Trustee, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of


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         Certificates evidencing not less than 25% of the aggregate Voting
         Rights of the Certificates, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or other power conferred upon the Trustee, under this Agreement;

                  (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

                  (v) The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of the Trustee unless it is determined by a court of competent jurisdiction that the Trustee's negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

                  (vi) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

                  (vii) None of the Master Servicer, the Seller, the Depositor, the Custodian or the Trustee shall be responsible for the acts or omissions of the others, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer hereunder.

              (e) All funds received by the Trustee and required to be deposited in the Distribution Account pursuant to this Agreement will be promptly so deposited by the Trustee.

              (f) If the Master Servicer fails to make an Advance as required under Section 5.01, then subject to and in accordance with Articles V and VIII of this Agreement the Trustee shall make such Advance from its own funds for distribution on the applicable Distribution Date.

         Section 9.02. Certain Matters Affecting the Trustee.

              (a) Except as otherwise provided in Section 9.01:

                  (i) The Trustee may rely, and shall be protected in acting or refraining from acting in reliance, on any resolution or certificate of the Seller or the Master Servicer, any certificates of auditors or any other certificate, statement, instrument, opinion, report,




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         notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel or accountants, and any advice of such counsel or accountants or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

                  (iv) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred with respect to the Trustee, the Trustee shall not be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates and provided that the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement. The Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files or any paying agent to perform any paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld or delayed. The Trustee shall be not liable or responsible for the misconduct or negligence of any of the Trustee's


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         agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee with due care and, when required, with the consent of the Master Servicer;

                  (vii) Should the Trustee deem the nature of any action required on its part, other than a payment or transfer under Sections 4.02(d), 4.03(d), 4.04(d) and 4.05 hereof, to be unclear, the Trustee may require prior to such action that it be provided by the Depositor with reasonable further instructions; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be accountable for other than its negligence or willful misconduct in the performance of any such act;

                  (viii) The Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Section 9.07; and

                  (ix) The Trustee shall not have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by any Person pursuant to this Agreement, or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the signature and authentication of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Trustee shall not have any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or with respect to any Mortgage Loan (except as expressly provided in Section 2.02 hereof) or the Yield Maintenance Agreement; provided, however, that the foregoing shall not relieve the Trustee of the obligation to review the Mortgage Files pursuant to Sections
2.02 and 2.05. The Trustee's signature and authentication (or authentication by its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to the provisions of Section 2.06, the Trustee shall not be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. The Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. The Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.


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         Section 9.04. Trustee May Own Certificates.

         The Trustee in its individual capacity or in any capacity other than as Trustee hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not the Trustee, and may otherwise deal with the parties hereto.

         Section 9.05. Trustee's Fees and Expenses.

         The Trustee shall be entitled to the Trustee Fee as compensation for all services rendered by it in the execution of the trusts created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. In addition, the Trustee shall be indemnified and held harmless by the Trust Fund (and accordingly will be entitled to recover from the Master Servicer Collection Account pursuant to Section 4.03(c) or the Distribution Account) for all liabilities, losses, costs, reasonable out-of-pocket expenses, disbursements and advances (including under Section 9.01(f)) and the expenses of the Trustee in connection with the performance of its duties and obligations and the exercise of its rights under this Agreement, the Certificates, the Yield Maintenance Agreement, the Custodial Agreement, the Mortgage Loans, any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such liability, loss, cost, expense, disbursement or advance as may arise from its negligence, bad faith or intentional misconduct. If such funds are insufficient therefor, any such insufficiency shall be recoverable from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust. The indemnification set forth herein shall survive the resignation or removal of the Trustee and the termination of this Agreement.

         Section 9.06. Eligibility Requirements for Trustee.

         The Trustee and any successor Trustee shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "A-1" or higher by S&P with respect to any outstanding short-term unsecured, unsubordinated debt, deposit or similar obligation, and "BBB" or higher by S&P and Fitch with respect to any outstanding long-term unsecured, unsubordinated debt, and, in the case of a successor Trustee other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. Except to the extent the Trustee is serving as successor master servicer, the Trustee shall not be an Affiliate of the Master Servicer. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such entity shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this


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Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.08.

         Section 9.07. Insurance.

         The Trustee, at its expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee as to the Trustee's compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request; provided, that such insurance may be in the form of self-insurance so long as the Trustee has a long-term debt rating of "A" or higher by each Rating Agency.
Section 9.08.     Resignation and Removal of Trustee.

         The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor, the Seller and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning trustee and the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or
(iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee and (C) the Trustee fails to indemnify the Trust Fund against such tax, then the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in multiple copies, a copy of which instrument shall be delivered to the Trustee, the Master Servicer and the successor trustee.

         The Holders evidencing at least 51% of the Voting Rights of each Class of Certificates may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in multiple copies, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee to the Master Servicer, the Trustee so removed and the successor trustee so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the Trustee or successor trustee. Any fees reasonably incurred by the Trustee in connection with such removal shall be paid by the Trust. In the event that the fee payable to a successor Trustee exceeds the Trustee Fee, any such excess shall be an obligation of the Trust.


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         Any resignation or removal of the Trustee shall also result in the resignation or removal, as applicable, of the Trustee as Swap Administrator. Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section
9.09 hereof and upon acceptance of appointment by a successor swap administrator under the Swap Administration Agreement.

         Section 9.09. Successor Trustee.

         Any successor trustee appointed as provided in Section 9.08 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.

         No successor trustee shall accept appointment as provided in this
Section 9.09 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

         Upon acceptance of appointment by a successor trustee as provided in this Section 9.09, the successor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the successor trustee fails to mail such notice within ten days after acceptance of appointment, the Depositor shall cause such notice to be mailed at the expense of the Trust Fund.

         Section 9.10. Merger or Consolidation of Trustee.

         Any corporation, state bank or national banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation, state bank or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation, state bank or national banking association succeeding to substantially all of the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, provided that such entity shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.11. Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders,


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such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 9.09.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as a Successor Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates,


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properties, rights, remedies and trusts shall vest in and be exercised by the
Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 9.12. Tax Matters.

         It is intended that each of REMIC I and REMIC II shall constitute, and that the affairs of the Trust Fund shall be conducted so that each REMIC formed hereunder qualifies as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the Trust Fund. The Trustee, as agent on behalf of the Trust Fund, shall do or refrain from doing, as applicable, the following: (a) the Trustee shall prepare and file, or cause to be prepared and filed, in a timely manner, U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities, income tax or information returns for each taxable year with respect to each such REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) the Trustee shall apply for an employer identification number with the Internal Revenue Service via a Form SS-4 or other comparable method for each REMIC that is or becomes a taxable entity, and within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code for the Trust Fund; (c) the Trustee shall make or cause to be made elections, on behalf of each REMIC formed hereunder to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year (and, if necessary, under applicable state law); (d) the Trustee shall prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) the Trustee shall provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Person that is not a Permitted Transferee, or a pass-through entity in which a Person that is not a Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax) or to the IRS, and the Trustee shall forward that information to the requesting party in accordance with Treasury Regulation ss. 1.860E-2(a)(5);
(f) the Trustee shall, to the extent under its control, conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of each REMIC formed hereunder as a REMIC under the REMIC Provisions; (g) the Trustee shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC formed hereunder; (h) the Trustee shall pay, from the sources specified in the last paragraph of this Section 9.12, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed


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on any REMIC formed hereunder prior to the termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) the Trustee shall sign or cause to be signed federal, state or local income tax or information returns or any other document prepared by the Trust pursuant to this Section 9.12 requiring a signature thereon by the Trustee; (j) the Trustee shall maintain records relating to each REMIC formed hereunder, including but not limited to the income, expenses, assets and liabilities of each such REMIC and adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, the Trustee shall represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority at the expense of the Trust Fund, request an administrative adjustment as to any taxable year of any REMIC formed hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of each REMIC formed hereunder in relation to any tax matter involving any such REMIC.

         In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within 10 days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis, which indemnification shall survive the resignation or removal of the Trustee or the Master Servicer and the termination of this Agreement.

         In the event that any tax is imposed on "prohibited transactions" of any of REMIC I or REMIC II as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contribution to any of REMIC I or REMIC II after the startup day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon any of REMIC I, REMIC II or the Trust Fund, and is not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) any party hereto (other than the Trustee) to the extent any such other tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or (iii) in all other cases, or in the event that any liable party hereto fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid first with amounts otherwise to be distributed to the Residual Certificateholders and the Class B-IO Certificateholders (pro rata based on the amounts to be distributed), and second with amounts otherwise to be distributed to all other Certificateholders in the following order of priority: first, to the Class M-7 Certificates,


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second, to the Class M-6 Certificates, third to the Class M-5 Certificates, fourth, to the Class M-4 Certificates, fifth, to the Class M-3 Certificates, sixth, to the Class M-2 Certificates, seventh, to the Class M-1 Certificates, eighth, to the Class A-3 Certificates, ninth, to the Class A-2 Certificates and tenth, to the Class A Certificates. Notwithstanding anything to the contrary contained herein, to the extent that such tax is payable by the Holder of any Certificates, the Trustee is hereby authorized to retain on any Distribution Date, from the Holders of the Residual Certificates (and, if necessary, second, from the Holders of the other Certificates in the priority specified in the preceding sentence), funds otherwise distributable to such Holders in an amount sufficient to pay such tax. The Trustee shall include in its Remittance Report instructions as to distributions to such parties, taking into account the priorities described in the second preceding sentence. The Trustee agrees to promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.


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                                    ARTICLE X

                                   TERMINATION

         Section 10.01. Termination upon Liquidation or Repurchase of all Mortgage Loans.

         Subject to Section 10.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by EMC of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (net of the Master Servicing Fee, if the Master Servicer is EMC, owed to the Master Servicer with respect to each such Mortgage Loan), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement, (vii) any Swap Termination Payment payable to the Swap Provider which remains unpaid or which is due the exercise of such option and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, and
(ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Section 10.02. Final Distribution on the Certificates.

         If on any Determination Date, (i) the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Master Servicer Collection Account, the Master Servicer shall direct the Trustee to send a final distribution notice promptly to each Certificateholder or (ii) the Trustee determines that a Class of Certificates shall be retired after a final distribution on such Class, the Trustee shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Trustee. If EMC elects to terminate the Trust


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Fund pursuant to Section 10.01, on or before the Distribution Date occurring in the month preceding the month in which notice is to be mailed to the Certificateholders, EMC shall notify the Depositor and the Trustee of the date that EMC intends to terminate the Trust Fund and EMC shall provide the Depositor and the Trustee with the applicable repurchase price of the Mortgage Loans and REO Properties serviced and administered by the Master Servicer. EMC shall remit the Mortgage Loan Purchase Price to the Trustee on the Business Day immediately preceding the Distribution Date on which such Optional Termination by EMC will be effected.

         Provided that timely notice has been received, the Trustee shall give notice to the Certificateholders of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation. To the extent reasonably practical, such notice shall be given by letter mailed to the Certificateholders not earlier than the 1st day and no later than the 15th day of the month of such final distribution and shall specify: (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Trustee will give such notice to each Rating Agency at the time such notice is given to the Certificateholders.

         In the event such notice is given, the Master Servicer shall cause all funds in the Master Servicer Collection Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee, or the Custodian acting on its behalf, shall promptly release to EMC or its designee the Mortgage Files for the Mortgage Loans, and any documents necessary to transfer any REO Property.

         Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, based on the applicable Remittance Report for such Distribution Date, the amounts allocable to such Certificates held in the Distribution Account in the order and priority set forth in Section 5.04 hereof on the final Distribution Date and in proportion to their respective Percentage Interests.

         In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Residual Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund that remain subject hereto.



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


         Section 10.03. Additional Termination Requirements.

              (a) Upon exercise by EMC of its purchase option as provided in
Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of EMC, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.03 will not (i) result in the imposition of taxes on "prohibited transactions" of a REMIC, or
(ii) cause a REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

         (1) EMC shall establish a 90-day liquidation period and notify the Trustee thereof, and the Trustee shall in turn specify the first day of such period in a statement attached to each of REMIC I and REMIC II's Tax Return pursuant to Treasury Regulation Section 1.860F-1. EMC shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of EMC;

         (2) During such 90-day liquidation period, and at or prior to the time of the making of the final payment on the Certificates, EMC, acting as agent of the Trustee, shall sell all of the assets of REMIC I and REMIC II for cash; and

         (3) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand (other than cash retained to meet claims), and REMIC I and REMIC II shall terminate at that time.

              (b) By their acceptance of the Certificates, the Holders thereof hereby authorize EMC to specify the 90-day liquidation period for REMIC I and REMIC II, which authorization shall be binding upon all successor Certificateholders.

              (c) The Trustee as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of EMC, and the receipt of the Opinion of Counsel referred to in Section 10.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by EMC.


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                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01. Amendment.

         This Agreement may be amended from time to time by parties hereto, without the consent of any of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein which may be defective or inconsistent with any other provision herein, to conform the terms hereof to the disclosure in the Prospectus Supplement or the accompanying prospectus or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein, if such action shall not, as evidenced by an Opinion of Counsel addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders, and no such Opinion of Counsel shall be required, if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

         This Agreement may also be amended from time to time by the parties hereto, without the consent of any of the Certificateholders, to change the manner in which the Master Servicer Collection Account is maintained, provided that any such amendment shall not adversely affect the then-current rating of either Rating Agency on any Class of Certificates.

         Notwithstanding the foregoing, without the consent of the Certificateholders, the parties hereto may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to maintain the qualification of each of REMIC I and REMIC II as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on any of REMIC I or REMIC II pursuant to the Code that would be a claim against any of REMIC I or REMIC II at any time prior to the final redemption of the Certificates, provided that the Trustee has been provided an Opinion of Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee, to the effect that such action is necessary or helpful to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

         This Agreement may also be amended from time to time by the parties hereto and the Holders of each Class of Certificates affected thereby evidencing over 50% of the Voting Rights of such Class or Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) cause any of REMIC I or REMIC II's REMIC elections to fail to qualify or (iii) reduce the aforesaid percentages of outstanding principal balances of Certificates of each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding.


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


         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee, to the effect that such amendment will not (other than an amendment pursuant to clause (ii) of, and in accordance with, the preceding paragraph) cause the imposition of any tax on REMIC I or REMIC II or the Certificateholders or cause REMIC I or REMIC II's REMIC elections to fail to qualify at any time that any Certificates are outstanding. Further, nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, addressed to and satisfactory to the Trustee, that such amendment is permitted or is not prohibited by this Agreement and that all requirements for amending this Agreement (including any consent of the applicable Certificateholders) have been complied with.

         Notwithstanding any of the other provisions of this Section 11.01, none of the Depositor, the Master Servicer or the Trustee shall enter into any amendment to Section 4.09 or clause fifth of Section 5.04(a)(iii) of this Agreement without the prior written consent of the Swap Provider.

         Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 11.02. Recordation of Agreement; Counterparts.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Master Servicer shall effect such recordation at the Trust's expense upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03. Governing Law.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE


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


OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, UPON WHICH THE PARTIES HERETO EXPRESSLY RELY).

         Section 11.04. Intention of Parties.

         It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Seller to the Depositor, and by the Depositor to the Trustee, be, and be construed as, an absolute sale thereof to the Depositor or the Trustee, as applicable. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Seller to the Depositor, or by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or the Depositor, as applicable, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York, (ii) each conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller or the Depositor, as applicable, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired, and (iii) the possession by the Trustee or the Custodian of the Mortgage Notes and such other items of property as may be perfected by possession pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code shall be deemed to be "possession by the secured party" for purposes of effecting the security interest pursuant to such section of the applicable Uniform Commercial Code and other applicable law. Any assignment of the Seller and the Depositor shall also be deemed to be an assignment of any security interest created hereby.

         Each of the Seller and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

         Section 11.05. Notices.

              (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                  (i) Any material change or amendment to this Agreement;

                  (ii) The occurrence of any Event of Default that has not been cured;

                  (iii) The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;



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


                  (iv) The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.21 and 10.01; and

                  (v) The final payment to Certificateholders.

              (b) In addition, the Trustee shall promptly furnish to each Rating Agency a copy of each report to Certificateholders described in Section 5.07, if requested by such Rating Agency.

              (c) In addition, the Master Servicer shall promptly furnish to each Rating Agency a copy of the following:

                  (i) Each annual statement as to compliance described in
         Section 3.16; and

                  (ii) Each annual independent public accountants' servicing report described in Section 3.17.

              (d) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered at or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, or by facsimile transmission to a number provided by the appropriate party if receipt of such transmission is confirmed to (i) in the case of the Depositor, Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, Attention: Chief Counsel, or such other address as may be hereafter furnished to the other parties hereto by the Depositor in writing; (ii) in the case of the Seller or the Master Servicer, EMC Mortgage Corporation, 909 Hidden Ridge Drive, Irving, Texas 75038, Attention:
Ralene Ruyle or such other address as may be hereafter furnished to the other parties hereto by the Master Servicer in writing; (iii) in the case of the Trustee, at the Corporate Trust Office or such other address as the Trustee may hereafter furnish to the other parties hereto; and (iv) in the case of the Rating Agencies, (x) Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Mortgage Surveillance Group and (y) Fitch Ratings, One State Street Plaza, New York, New York 10004 Attention: Michele Patterson. Any notice delivered to the Seller, the Depositor, the Master Servicer or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register; any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.07. Assignment.

         Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 7.02, this Agreement may not be assigned by the Master Servicer, the Seller or the Depositor.

         Section 11.08. Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.09. Inspection and Audit Rights.

              (a) The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, including evidence of compliance with all federal, state and local laws, rules and regulations relating to itself and the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to such Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 11.09 shall be borne by the party requesting such inspection, subject to any right to reimbursement of such party hereunder (in the case of the Trustee, pursuant to Section 4.03(a)(xii) hereof); all other such expenses shall be borne by the Master Servicer.

              (b) The Trustee shall provide access to the records and documentation in its possession regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at its office; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers its actual costs.

         Section 11.10. Certificates Nonassessable and Fully Paid.

         It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

         Section 11.11. Third Party Rights.

         The Swap Provider and the Swap Administrator shall be third-party beneficiaries of this Agreement to the same extent as if they were parties hereto, and shall have the right to enforce the provisions of this Agreement.



                                      * * *

         IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     BEAR STEARNS ASSET BACKED SECURITIES I LLC, as Depositor


                                     By:/s/ Baron Silverstein
                                        ----------------------------------------
                                        Name:  Baron Silverstein
                                        Title: Vice President


                                     EMC MORTGAGE CORPORATION,
                                     as Seller and Master Servicer


                                     By:/s/ Sue Stepanek
                                        ----------------------------------------
                                        Name:  Sue Stepanek
                                        Title: Executive Vice President



                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Trustee


                                     By:/s/ Christopher Lewis
                                        ----------------------------------------
                                        Name:  Christopher Lewis
                                        Title: Assistant Vice President

STATE OF NEW YORK   )
                    )ss.:
COUNTY OF NEW YORK  )

         On this 30th day of December 2005, before me, a notary public in and for said State, appeared Baron Silverstein, personally known to me on the basis of satisfactory evidence to be an authorized representative of Bear Stearns Asset Backed Securities I LLC, the limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of such limited liability company and acknowledged to me that such limited liability company executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                     Michelle Sterling
                                     -------------------------------------------
                                     Notary Public


[Notarial Seal]

STATE OF ILLINOIS     )
                      )ss.:
COUNTY OF COOK        )


         On this 30th day of December 2005, before me, a notary public in and for said State, appeared Sue Stepanek, personally known to me on the basis of satisfactory evidence to be an authorized representative of LaSalle Bank National Association that executed the within instrument, and also known to me to be the person who executed it on behalf of such national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Mickie S. Gilmore
                                     -------------------------------------------
                                     Notary Public


[Notarial Seal]

STATE OF TEXAS        )
                      )ss.:
COUNTY OF DALLAS      )


         On this 30th day of December 2005, before me, a notary public in and for said State, appeared Christopher Lewis, personally known to me on the basis of satisfactory evidence to be an authorized representative of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     /s/Myron Lewis
                                     -------------------------------------------
                                     Notary Public


[Notarial Seal]

                                   EXHIBIT A-1

                               CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                                     A-1-1

Certificate No.:                       A
Cut-off Date:                          December 1, 2005
First Distribution Date:               January 25, 2006
Initial Principal
Balance of
this Certificate
("Denomination"):                      $179,538,000

Initial Certificate
Principal Balance of
Class A-1
Certificates:                          $179,538,000

Latest Possible
Maturity Date:                         January 25, 2036

CUSIP:                                 07384Y UG 9
Interest                               Rate: For the first Distribution Date,
                                       4.71875% per annum, and on any
                                       Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related
                                       Accrual Period plus the Class A Margin
                                       for such Distribution Date and (ii) the
                                       related Interest Rate Cap for such
                                       Distribution Date.

                                     A-1-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and more junior liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and master servicer (in its capacity as seller, the "Seller" and in its capacity as master servicer, the "Master Servicer"), and LaSalle Bank National Association, as trustee ( the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this Certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

                                     A-1-3

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                      * * *

                                     A-1-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 30, 2005

                                          LaSalle Bank National Association,
                                          not in its individual capacity,
                                          but solely as Trustee

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


LaSalle Bank National Association,
not in its individual capacity,
but solely as Trustee


By:
   ----------------------------------------
   Authorized Signatory

                                     A-1-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, or any such agent shall be affected by any notice to the contrary.

                                     A-1-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by EMC of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (net of the Master Servicing Fee, if the Master Servicer is EMC, owed to the Master Servicer with respect to each such Mortgage Loan), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties described in the preceding paragraph shall be conditioned upon the Stated Principal Balances of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                     A-1-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                                     A-1-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________________________
account number _______________, or, if mailed by check, to _____________________
________________________________________________________________.  Applicable
statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ___________________________________, as its agent.

                                     A-1-9

                                   EXHIBIT A-2

                              CLASS M-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED CERTIFICATES (AS DEFINED IN THE AGREEMENT). SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE MASTER SERVICER BY THE TRANSFEREE OF A BOOK-ENTRY CERTIFICATE. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.

                                     A-2-1

Certificate No.:                       M-1
Cut-off Date:                          December 1, 2005
First Distribution Date:               January 25, 2006
Initial Principal
Balance of
this Certificate
("Denomination"):                      $18,066,000

Initial Certificate
Principal Balance of
Class M-1
Certificates:                          $18,066,000

Latest Possible
Maturity Date:                         January 25, 2036

CUSIP:                                 07384Y UH7
Interest                               Rate: For the first Distribution Date,
                                       4.88875% per annum, and on any
                                       Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related
                                       Accrual Period plus the Class M-1 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

                                     A-2-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and more junior liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and master servicer (in its capacity as seller, the "Seller" and in its capacity as master servicer, the "Master Servicer"), and LaSalle Bank National Association, as trustee ( the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this Certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

                                     A-2-3

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                      * * *

                                     A-2-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 30, 2005

                                          LaSalle Bank National Association,
                                          not in its individual capacity,
                                          but solely as Trustee

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


LaSalle Bank National Association,
not in its individual capacity,
but solely as Trustee


By:
   ----------------------------------------
   Authorized Signatory

                                     A-2-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, or any such agent shall be affected by any notice to the contrary.

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created under the Agreement shall

                                     A-2-6
terminate upon the earlier of (a) the purchase by EMC of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (net of the Master Servicing Fee, if the Master Servicer is EMC, owed to the Master Servicer with respect to each such Mortgage
Loan), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties described in the preceding paragraph shall be conditioned upon the Stated Principal Balances of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                     A-2-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                                     A-2-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________________________
account number _______________, or, if mailed by check, to _____________________
________________________________________________________________.  Applicable
statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ___________________________________, as its agent.

                                     A-2-9

                                   EXHIBIT A-3

                              CLASS M-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE MASTER SERVICER BY THE TRANSFEREE OF A BOOK-ENTRY CERTIFICATE. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.

                                     A-3-1

Certificate No.:                       M-2
Cut-off Date:                          December 1, 2005
First Distribution Date:               January 25, 2006
Initial Principal
Balance of
this Certificate
("Denomination"):                      $15,076,000

Initial Certificate
Principal Balance of
Class M-2
Certificates:                          $15,076,000

Latest Possible
Maturity Date:                         January 25, 2036

CUSIP:                                 07384Y UJ3
Interest                               Rate: For the first Distribution Date,
                                       5.18875% per annum, and on any
                                       Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related
                                       Accrual Period plus the Class M-2 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

                                     A-3-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and more junior liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and master servicer (in its capacity as seller, the "Seller" and in its capacity as master servicer, the "Master Servicer"), and LaSalle Bank National Association, as trustee ( the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this Certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

                                     A-3-3

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                      * * *

                                     A-3-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 30, 2005

                                          LaSalle Bank National Association,
                                          not in its individual capacity,
                                          but solely as Trustee

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


LaSalle Bank National Association,
not in its individual capacity,
but solely as Trustee


By:
   ----------------------------------------
   Authorized Signatory

                                     A-3-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, or any such agent shall be affected by any notice to the contrary.

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created under the Agreement shall

                                     A-3-6
terminate upon the earlier of (a) the purchase by EMC of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (net of the Master Servicing Fee, if the Master Servicer is EMC, owed to the Master Servicer with respect to each such Mortgage
Loan), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties described in the preceding paragraph shall be conditioned upon the Stated Principal Balances of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                     A-3-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                                     A-3-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________________________
account number _______________, or, if mailed by check, to _____________________
________________________________________________________________.  Applicable
statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ___________________________________, as its agent.


                                     A-3-9

                                   EXHIBIT A-4

                              CLASS M-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE MASTER SERVICER BY THE TRANSFEREE OF A BOOK-ENTRY CERTIFICATE. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.

                                     A-4-1

Certificate No.:                       M-3
Cut-off Date:                          December 1, 2005
First Distribution Date:               January 25, 2006
Initial Principal
Balance of
this Certificate
("Denomination"):                      $4,485,000

Initial Certificate
Principal Balance of
Class M-3
Certificates:                          $4,485,000

Latest Possible
Maturity Date:                         January 25, 2036

CUSIP:                                 07384Y UK0
Interest                               Rate: For the first Distribution Date,
                                       5.28875% per annum, and on any
                                       Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related
                                       Accrual Period plus the Class M-3 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

                                     A-4-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and more junior liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and master servicer (in its capacity as seller, the "Seller" and in its capacity as master servicer, the "Master Servicer"), and LaSalle Bank National Association, as trustee ( the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this Certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

                                     A-4-3

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                      * * *

                                     A-4-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 30, 2005

                                          LaSalle Bank National Association,
                                          not in its individual capacity,
                                          but solely as Trustee

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


LaSalle Bank National Association,
not in its individual capacity,
but solely as Trustee


By:
   ----------------------------------------
   Authorized Signatory

                                     A-4-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, or any such agent shall be affected by any notice to the contrary.

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created under the Agreement shall

                                     A-4-6
terminate upon the earlier of (a) the purchase by EMC of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (net of the Master Servicing Fee, if the Master Servicer is EMC, owed to the Master Servicer with respect to each such Mortgage
Loan), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties described in the preceding paragraph shall be conditioned upon the Stated Principal Balances of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                     A-4-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                                     A-4-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________________________
account number _______________, or, if mailed by check, to _____________________
________________________________________________________________.  Applicable
statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ___________________________________, as its agent.


                                     A-4-9

                                   EXHIBIT A-5

                              CLASS M-4 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE MASTER SERVICER BY THE TRANSFEREE OF A BOOK-ENTRY CERTIFICATE. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.


                                     A-5-1

Certificate No.:                       M-4
Cut-off Date:                          December 1, 2005
First Distribution Date:               January 25, 2006
Initial Principal
Balance of
this Certificate
("Denomination"):                      $4,236,000

Initial Certificate
Principal Balance of
Class M-4
Certificates:                          $4,236,000

Latest Possible
Maturity Date:                         January 25, 2036

CUSIP:                                 07384Y UL8
Interest                               Rate: For the first Distribution Date,
                                       6.38875% per annum, and on any
                                       Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related
                                       Accrual Period plus the Class M-4 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

                                     A-5-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and more junior liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and master servicer (in its capacity as seller, the "Seller" and in its capacity as master servicer, the "Master Servicer"), and LaSalle Bank National Association, as trustee ( the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this Certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

                                     A-5-3

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                      * * *


                                     A-5-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 30, 2005

                                          LaSalle Bank National Association,
                                          not in its individual capacity,
                                          but solely as Trustee

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


LaSalle Bank National Association,
not in its individual capacity,
but solely as Trustee


By:
   ----------------------------------------
   Authorized Signatory

                                     A-5-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, or any such agent shall be affected by any notice to the contrary.

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created under the Agreement shall

                                     A-5-6
terminate upon the earlier of (a) the purchase by EMC of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (net of the Master Servicing Fee, if the Master Servicer is EMC, owed to the Master Servicer with respect to each such Mortgage
Loan), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties described in the preceding paragraph shall be conditioned upon the Stated Principal Balances of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                     A-5-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                                     A-5-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________________________
account number _______________, or, if mailed by check, to _____________________
________________________________________________________________.  Applicable
statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ___________________________________, as its agent.

                                     A-5-9

                                   EXHIBIT A-6

                              CLASS M-5 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE MASTER SERVICER BY THE TRANSFEREE OF A BOOK-ENTRY CERTIFICATE. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.

                                     A-6-1

Certificate No.:                       M-5
Cut-off Date:                          December 1, 2005
First Distribution Date:               January 25, 2006
Initial Principal
Balance of
this Certificate
("Denomination"):                      $3,613,000

Initial Certificate
Principal Balance of
Class M-5
Certificates:                          $3,613,000

Latest Possible
Maturity Date:                         January 25, 2036

CUSIP:                                 07384Y UM6
Interest                               Rate: For the first Distribution Date,
                                       6.63875% per annum, and on any
                                       Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related
                                       Accrual Period plus the Class M-5 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

                                     A-6-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and more junior liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and master servicer (in its capacity as seller, the "Seller" and in its capacity as master servicer, the "Master Servicer"), and LaSalle Bank National Association, as trustee ( the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this Certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

                                     A-6-3

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                      * * *

                                     A-6-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 30, 2005

                                          LaSalle Bank National Association,
                                          not in its individual capacity,
                                          but solely as Trustee

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


LaSalle Bank National Association,
not in its individual capacity,
but solely as Trustee


By:
   ----------------------------------------
   Authorized Signatory

                                     A-6-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, or any such agent shall be affected by any notice to the contrary.

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created under the Agreement shall

                                     A-6-6
terminate upon the earlier of (a) the purchase by EMC of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (net of the Master Servicing Fee, if the Master Servicer is EMC, owed to the Master Servicer with respect to each such Mortgage
Loan), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties described in the preceding paragraph shall be conditioned upon the Stated Principal Balances of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                     A-6-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                                     A-6-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________________________
account number _______________, or, if mailed by check, to _____________________
________________________________________________________________.  Applicable
statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ___________________________________, as its agent.


                                     A-6-9

                                   EXHIBIT A-7

                              CLASS M-6 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE MASTER SERVICER BY THE TRANSFEREE OF A BOOK-ENTRY CERTIFICATE. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.

                                     A-7-1

Certificate No.:                       M-6
Cut-off Date:                          December 1, 2005
First Distribution Date:               January 25, 2006
Initial Principal
Balance of
this Certificate
("Denomination"):                      $4,112,000

Initial Certificate
Principal Balance of
Class M-6
Certificates:                          $4,112,000

Latest Possible
Maturity Date:                         January 25, 2036

CUSIP:                                 07384Y UN4
Interest                               Rate: For the first Distribution Date,
                                       6.63875% per annum, and on any
                                       Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related
                                       Accrual Period plus the Class M-6 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.


                                     A-7-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and more junior liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and master servicer (in its capacity as seller, the "Seller" and in its capacity as master servicer, the "Master Servicer"), and LaSalle Bank National Association, as trustee ( the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this Certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

                                     A-7-3

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                      * * *

                                     A-7-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 30, 2005

                                          LaSalle Bank National Association,
                                          not in its individual capacity,
                                          but solely as Trustee

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


LaSalle Bank National Association,
not in its individual capacity,
but solely as Trustee


By:
   ----------------------------------------
   Authorized Signatory

                                     A-7-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, or any such agent shall be affected by any notice to the contrary.

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created under the Agreement shall

                                     A-7-6
terminate upon the earlier of (a) the purchase by EMC of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (net of the Master Servicing Fee, if the Master Servicer is EMC, owed to the Master Servicer with respect to each such Mortgage
Loan), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties described in the preceding paragraph shall be conditioned upon the Stated Principal Balances of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                     A-7-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                                     A-7-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________________________
account number _______________, or, if mailed by check, to _____________________
________________________________________________________________.  Applicable
statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ___________________________________, as its agent.


                                     A-7-9

                                   EXHIBIT A-8

                              CLASS M-7 CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2),
(3) or (7) (OR ANY ENTITY IN WHICH ALL OF THE EQUITYHOLDERS COME WITHIN SUCH PARAGRAPHS) OF REGULATION D UNDER THE SECURITIES ACT PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT (AS DEFINED HEREIN) AND (B) AN OPINION OF COUNSEL AS TO COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II)
WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE MASTER

                                     A-8-1

SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION, OR UNLESS AN OPINION OF COUNSEL TO SUCH EFFECT SHALL BE DELIVERED BY OR ON BEHALF OF AN ACCREDITED INVESTOR. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.


                                     A-8-2

Certificate No.:                       M-7
Cut-off Date:                          December 1, 2005
First Distribution Date:               January 25, 2006
Initial Principal
Balance of
this Certificate
("Denomination"):                      $4,485,000

Initial Certificate
Principal Balance of
Class M-7
Certificates:                          $4,485,000

Latest Possible
Maturity Date:                         January 25, 2036

CUSIP:                                 07384Y UP9
Interest                               Rate: For the first Distribution Date,
                                       6.63875% per annum, and on any
                                       Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related
                                       Accrual Period plus the Class M-7 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

                                     A-8-3

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and more junior liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Bear, Stearns Securities Corp. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and master servicer (in its capacity as seller, the "Seller" and in its capacity as master servicer, the "Master Servicer"), and LaSalle Bank National Association, as trustee ( the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this Certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

                                     A-8-4

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                      * * *

                                     A-8-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 30, 2005

                                          LaSalle Bank National Association,
                                          not in its individual capacity,
                                          but solely as Trustee

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


LaSalle Bank National Association,
not in its individual capacity,
but solely as Trustee


By:
   ----------------------------------------
   Authorized Signatory

                                     A-8-6

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, or any such agent shall be affected by any notice to the contrary.

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created under the Agreement shall

                                     A-8-7
terminate upon the earlier of (a) the purchase by EMC of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (net of the Master Servicing Fee, if the Master Servicer is EMC, owed to the Master Servicer with respect to each such Mortgage
Loan), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties described in the preceding paragraph shall be conditioned upon the Stated Principal Balances of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-8-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                                     A-8-9

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________________________
account number _______________, or, if mailed by check, to _____________________
________________________________________________________________.  Applicable
statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ___________________________________, as its agent.

                                     A-8-10

                                   EXHIBIT A-9

                             CLASS B-IO CERTIFICATE

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS ENTITLED TO ONLY THOSE DISTRIBUTIONS PROVIDED FOR IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE MASTER SERVICER BY THE TRANSFEREE OF A BOOK-ENTRY CERTIFICATE. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.

                                     A-9-1

Certificate No.:                       B-IO
Cut-off Date:                          December 1, 2005
First Distribution Date:               January 25, 2006
Initial Notional Balance of this
Certificate ("Denomination"):          $249,185,806
Initial Notional
Balance of all
Class B-IO Certificates:               $249,185,806

Latest Possible                        January 25, 2036
Maturity Date:

CUSIP:                                 07384Y US3
Interest Rate:                         N/A

                                     A-9-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and more junior liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Bear, Stearns Securities Corp. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets (obtained by dividing the denomination of this Certificate by the aggregate denominations of all Certificates of the same Class) deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and master servicer (in its capacity as seller, the "Seller" and in its capacity as master servicer, the "Master Servicer"), and LaSalle Bank National Association, as trustee ( the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate does not bear interest at a specified rate. It is entitled on each Distribution Date to its Percentage Interest of distributions of any remaining Net Monthly Excess Cashflow and Excess Yield Maintenance Amount after all other classes of Certificates (other than the Residual Certificates) have received amounts to which they are entitled, net of all amounts to be deposited into the Final Maturity Reserve Account on such Distribution Date as set forth in the Agreement.

         No Transfer of this Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act (as defined in the Agreement) and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer (as defined in the Agreement) is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Master Servicer in writing the facts surrounding the Transfer in substantially the forms set forth in the Agreement as Exhibit E (the "Transferor Certificate") and (x) deliver a letter in substantially the form of either Exhibit F (the "Investment Letter") of the Agreement or Exhibit G (the "Rule 144A Letter") of the Agreement or (y) there shall be

                                     A-9-3
delivered to the Trustee an opinion of counsel addressed to the Trustee that such Transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Depositor, the Master Servicer or the Trustee. The Depositor shall provide to any Holder of this Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificate and the Mortgage Loans (as defined in the Agreement) and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) of the Securities Act for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A of the Securities Act. Each Holder of this Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                      * * *

                                     A-9-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 30, 2005

                                          LaSalle Bank National Association,
                                          not in its individual capacity,
                                          but solely as Trustee

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


LaSalle Bank National Association,
not in its individual capacity,
but solely as Trustee


By:
   ----------------------------------------
   Authorized Signatory

                                     A-9-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, or any such agent shall be affected by any notice to the contrary.

                                     A-9-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by EMC of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (net of the Master Servicing Fee, if the Master Servicer is EMC, owed to the Master Servicer with respect to each such Mortgage Loan), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties described in the preceding paragraph shall be conditioned upon the Stated Principal Balances of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-9-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                                     A-9-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________________________
account number _______________, or, if mailed by check, to _____________________
________________________________________________________________.  Applicable
statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ___________________________________, as its agent.

                                     A-9-9

                                  EXHIBIT A-10

                              CLASS R-I CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A RESIDUAL INTEREST IN "REMIC I" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IS A "PERMITTED TRANSFEREE" AS DEFINED IN THE AGREEMENT REFERRED TO HEREIN. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS IT HAS OBTAINED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND DELIVERS A CERTIFICATE TO THE EFFECT THAT THE TRANSFEREE HAS NO ACTUAL KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE. THE PARTIES TO THE AGREEMENT MAY, WITHOUT THE CONSENT OF THE CERTIFICATEHOLDERS, AMEND THE AGREEMENT TO THE EXTENT NECESSARY OR APPROPRIATE TO MAINTAIN THE QUALIFICATION OF EACH OF REMIC I AND REMIC II AS A REMIC UNDER THE CODE OR TO AVOID OR MINIMIZE THE RISK OF THE IMPOSITION OF ANY TAX ON EITHER OF REMIC I OR REMIC II PURSUANT TO THE CODE, THAT WOULD BE A CLAIM AGAINST EITHER OF REMIC I OR REMIC II AT ANY TIME PRIOR TO THE FINAL REDEMPTION OF THE CERTIFICATES, PROVIDED THAT THE TRUSTEE HAS RECEIVED AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE TO THE EFFECT THAT SUCH ACTION IS NECESSARY OR APPROPRIATE TO MAINTAIN SUCH REMIC STATUS OR TO AVOID THE IMPOSITION OF SUCH A TAX.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE MASTER SERVICER BY THE TRANSFEREE OF A BOOK-ENTRY CERTIFICATE. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN,

                                     A-10-1

ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.

                                     A-10-2

Certificate No.:                       R-I
Cut-off Date:                          December 1, 2005
First Distribution Date:               January 25, 2006


Percentage Interest:                   100%


Latest Possible
Maturity Date:                         January 25, 2036

CUSIP:                                 07384Y UQ7
Interest Rate:                         N/A


                                     A-10-3

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and more junior liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Bear, Stearns Securities Corp. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and master servicer (in its capacity as seller, the "Seller" and in its capacity as master servicer, the "Master Servicer"), and LaSalle Bank National Association, as trustee ( the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentation and surrender of this Class R-I Certificate at the Corporate Trust Office.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of Section 6.02 of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee of a Transfer Affidavit of the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                      * * *

                                     A-10-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 30, 2005

                                          LaSalle Bank National Association,
                                          not in its individual capacity,
                                          but solely as Trustee

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


LaSalle Bank National Association,
not in its individual capacity,
but solely as Trustee


By:
   ----------------------------------------
   Authorized Signatory

                                     A-10-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, or any such agent shall be affected by any notice to the contrary.

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created under the Agreement shall

                                     A-10-6
terminate upon the earlier of (a) the purchase by EMC of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (net of the Master Servicing Fee, if the Master Servicer is EMC, owed to the Master Servicer with respect to each such Mortgage
Loan), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties described in the preceding paragraph shall be conditioned upon the Stated Principal Balances of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-10-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                                     A-10-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________________________
account number _______________, or, if mailed by check, to _____________________
________________________________________________________________.  Applicable
statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ___________________________________, as its agent.


                                     A-10-9

                                   EXHIBIT 13

                             CLASS R-II CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A RESIDUAL INTEREST IN "REMIC I" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IS A "PERMITTED TRANSFEREE" AS DEFINED IN THE AGREEMENT REFERRED TO HEREIN. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS IT HAS OBTAINED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND DELIVERS A CERTIFICATE TO THE EFFECT THAT THE TRANSFEREE HAS NO ACTUAL KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE. THE PARTIES TO THE AGREEMENT MAY, WITHOUT THE CONSENT OF THE CERTIFICATEHOLDERS, AMEND THE AGREEMENT TO THE EXTENT NECESSARY OR APPROPRIATE TO MAINTAIN THE QUALIFICATION OF EACH OF REMIC I AND REMIC II AS A REMIC UNDER THE CODE OR TO AVOID OR MINIMIZE THE RISK OF THE IMPOSITION OF ANY TAX ON EITHER OF REMIC I OR REMIC II PURSUANT TO THE CODE, THAT WOULD BE A CLAIM AGAINST EITHER OF REMIC I OR REMIC II AT ANY TIME PRIOR TO THE FINAL REDEMPTION OF THE CERTIFICATES, PROVIDED THAT THE TRUSTEE HAS RECEIVED AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE TO THE EFFECT THAT SUCH ACTION IS NECESSARY OR APPROPRIATE TO MAINTAIN SUCH REMIC STATUS OR TO AVOID THE IMPOSITION OF SUCH A TAX.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE MASTER SERVICER BY THE

                                     A-11-1

TRANSFEREE OF A BOOK-ENTRY CERTIFICATE. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.

                                     A-11-2

Certificate No.:                       R-II
Cut-off Date:                          December 1, 2005
First Distribution Date:               January 25, 2006


Percentage Interest:                   100%


Latest Possible
Maturity Date:                         January 25, 2036

CUSIP:                                 07384Y UR5
Interest Rate:                         N/A

                                     A-11-3

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and more junior liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Bear, Stearns Securities Corp. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and master servicer (in its capacity as seller, the "Seller" and in its capacity as master servicer, the "Master Servicer"), and LaSalle Bank National Association, as trustee ( the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentation and surrender of this Class R-II Certificate at the Corporate Trust Office.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of Section 6.02 of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee of a Transfer Affidavit of the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                     A-11-4

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                      * * *

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 30, 2005

                                          LaSalle Bank National Association,
                                          not in its individual capacity,
                                          but solely as Trustee

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


LaSalle Bank National Association,
not in its individual capacity,
but solely as Trustee


By:
   ----------------------------------------
   Authorized Signatory

                                     A-11-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-4
                    Asset-Backed Certificates, Series 2005-4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, or any such agent shall be affected by any notice to the contrary.

                                     A-11-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by EMC of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (net of the Master Servicing Fee, if the Master Servicer is EMC, owed to the Master Servicer with respect to each such Mortgage Loan), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties described in the preceding paragraph shall be conditioned upon the Stated Principal Balances of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-11-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                                     A-11-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
for the account of _____________________________________________________________
account number _______________, or, if mailed by check, to _____________________
________________________________________________________________.  Applicable
statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ___________________________________, as its agent.


                                     A-11-9

                                    EXHIBIT B

                             Mortgage Loan Schedule

                           [Delivered to the Trustee]

                                   EXHIBIT C-1

                         [FORM OF INITIAL CERTIFICATION]

                              INITIAL CERTIFICATION

                                                               December 30, 2005

EMC Mortgage Corporation
909 Hidden Ridge Drive
Irving, Texas 75038

         Re: Pooling and Servicing Agreement, dated as of Decmeber 1, 2005, by and among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Master Servicer and LaSalle Bank National Association, as Trustee, relating to Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4

Ladies and Gentlemen:

In accordance with Section 2.02 of the captioned Pooling and Servicing Agreement, the undersigned, as custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit, unless it has received a separate blanket lost note affidavit covering such Mortgage Loans) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule (provided that the custodian has not received a Mortgage File for the Mortgage Loans in respect of which a blanket lost note affidavit has been delivered), with any exceptions listed on Schedule A attached hereto.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                LASALLE BANK NATIONAL ASSOCIATION,
                                as custodian

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                     C-1-1

                                   Schedule A

                                     C-1-2

                                   EXHIBIT C-2

                         [FORM OF INTERIM CERTIFICATION]

                                                      -------------------, -----

EMC Mortgage Corporation
909 Hidden Ridge Drive
Irving, Texas 75038

         Re: Pooling and Servicing Agreement, dated as of December 1, 2005, by and among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Master Servicer and LaSalle Bank National Association, as Trustee, relating to Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4

Ladies and Gentlemen:

In accordance with Section 2.02(a) of the above-captioned Pooling and Servicing Agreement, the undersigned, as custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate, determined on the basis of the related Mortgagor name, original principal balance and loan number to the related Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, with any exceptions listed on Schedule A attached hereto.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                LASALLE BANK NATIONAL ASSOCIATION,
                                as custodian

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                     C-2-1

                                   Schedule A


                                     C-2-2

                                   EXHIBIT C-3

                          [FORM OF FINAL CERTIFICATION]

                                                       ------------------, -----

EMC Mortgage Corporation
909 Hidden Ridge Drive
Irving, Texas 75038

         Re: Pooling and Servicing Agreement, dated as of December 1, 2005, by and among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Master Servicer and LaSalle Bank National Association, as Trustee, relating to Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4

Ladies and Gentlemen:

In accordance with Section 2.02(b) of the above-captioned Pooling and Servicing Agreement, the undersigned, as custodian, hereby certifies that subject to any exception listed on Schedule A attached hereto (A) it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

                           (i) the original Mortgage Note, including any riders
                  thereto, endorsed without recourse in the following form: (X) "Pay to the order of LaSalle Bank National Association, as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4, without recourse", or (Y) in the case of a loan registered on the MERS(R) System, in blank, and in each case with all intervening endorsements, to the extent available, and showing an unbroken chain of endorsements from the related Originator to the Seller, or, if the original Mortgage Note is unavailable to the Depositor, a photocopy thereof, if available, together with a lost note affidavit,

                           (ii) the original Mortgage and, if the related
                  Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso in Section 2.01 of the Pooling and Servicing Agreement applies, shall be in recordable form),

                           (iii) unless the Mortgage Loan is registered on the
                  MERS(R) System, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the related Mortgaged Property is located) to the Trustee of the Mortgage, in recordable form, with respect to each Mortgage Loan in the name of "LaSalle Bank National Association, as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4", in recordable form or in blank,

                                     C-3-1

                           (iv) an original or a copy of all intervening
                  assignments of the related Mortgage, if any, to the extent available to the Seller, with evidence of recording thereon,

                           (v) the original lender's policy of title insurance
                  or a duplicate of the original lender's policy of title insurance or, in the event such original title policy has not been received from the related insurer, such original or a duplicate of the original lender's policy of title insurance shall be delivered within one year of the Closing Date, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property, and

                           (vi) originals or copies of all available assumption,
                  modification or substitution agreements, if any

and (B) has determined that all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, such determination having been made on the basis of the Mortgagor name, original principal balance and loan number.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                LASALLE BANK NATIONAL ASSOCIATION,
                                as custodian

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                     C-3-2

                                   Schedule A


                                     C-3-3

                                    EXHIBIT D

                               TRANSFER AFFIDAVIT

STATE OF          )
                  ) ss.:
COUNTY OF         )

The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of _______________, the proposed Transferee of an Ownership Interest in a [Class R-I] [Class R-II] Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2005 (the "Agreement"), by and among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation as seller and master servicer, and LaSalle Bank National Association, as trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 6.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit E to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class [R-I] [R-II] Certificates.

         8. The Transferee's taxpayer identification number is _____.

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         10. The Transferee is aware that the Class [R-I] [R-II] Certificate may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

         11. Transferee is not a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. taxpayer.

         12. The Transferee will not transfer the Class [R-I] [R-II] Certificate, directly or indirectly, to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

         13. The Transferee will not cause income from the Class [R-I] [R-II] Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

         14. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Class [R-I] [R-II] Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

                                      * * *

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _____________, 20__.

                                    [NAME OF TRANSFEREE]


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:
[Corporate Seal]

ATTEST:

-------------------------
[Assistant] Secretary

         Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this ____ day of _______, 20__.

------------------------------


                                         NOTARY PUBLIC
                                My Commission expires the ___ day
                                of _______________, 20__.

                                                          EXHIBIT 1 TO EXHIBIT D

                               Certain Definitions

         "Ownership Interest": As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         "Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Class [R-I][R-II] Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class [R-I] [R-II] Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

         "Person": Any individual, corporation, limited liability company, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

         "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                          EXHIBIT 2 TO EXHIBIT D

                        Section 6.02(c) of the Agreement
                        --------------------------------

         (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate which shall always be as a physical certificate and not as a Book-Entry Certificate, shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate, unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

                  (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                  (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                  (v) The Master Servicer shall make available within 60 days of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

         The restrictions on Transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel addressed to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Seller, or the Master Servicer to the effect that the elimination of such restrictions will not cause the REMIC I and/or REMIC II, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary
(a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                    EXHIBIT E

                       FORM OF TRANSFEROR CERTIFICATE FOR
                             CLASS B-IO CERTIFICATES

                                                                Date:___________

Bear Stearns Asset Backed Securities I LLC,
  as Depositor
383 Madison Avenue
New York, NY 10179

LaSalle Bank National Association
  as Trustee
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services
--Bear Stearns Asset Backed Securities Trust 2005-4

         Re: Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4

Ladies and Gentlemen:

         In connection with our disposition of the Class B-IO Certificates, we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action that would result in, a violation of Section 5 of the Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of December 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Master Servicer, and LaSalle Bank National Association, as Trustee.

                                Very truly yours,

                                -----------------------------------
                                Name of Transferor


                                By:
                                   --------------------------------
                                   Name:
                                   Title:

                                    EXHIBIT F

                  FORM OF INVESTMENT LETTER [NON-RULE 144A] FOR
                             CLASS B-IO CERTIFICATES

                                                              Date: ____________

Bear Stearns Asset Backed Securities I LLC,
  as Depositor
383 Madison Avenue
New York, NY 10179

LaSalle Bank National Association
  as Trustee
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services
--Bear Stearns Asset Backed Securities Trust 2005-4

         Re: Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4

Ladies and Gentlemen:

         In connection with our acquisition of the Class B-IO Certificates in the Denomination of ______________ (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to
Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan or (ii) the purchase or holding of such ERISA Restricted Certificate will not result in any prohibited transactions under ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in the Agreement referred to below, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of the Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause
(g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of the Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement"), among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Master Servicer, and LaSalle Bank National Association, as Trustee. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

                                Very truly yours,

                                --------------------------------------
                                Name of Transferee

                                By:
                                   -----------------------------------
                                   Name:
                                   Title:

                                    EXHIBIT G

                          FORM OF RULE 144A LETTER FOR
                             CLASS B-IO CERTIFICATES

                                                    Date:
                                                           --------------------

Bear Stearns Asset Backed Securities I LLC,
  as Depositor
245 Park Avenue
New York, NY 10167

LaSalle Bank National Association
  as Trustee
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services
--Bear Stearns Asset Backed Securities Trust 2005-4

         Re: Bear Stearns Asset Backed Securities Trust 2005-4, Asset-Backed Certificates, Series 2005-4

Ladies and Gentlemen:

         In connection with our proposed purchase of the Class B-IO Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws,
(b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan or (ii) the purchase or holding of such ERISA Restricted Certificate will not result in any prohibited transactions under ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in the Agreement referred to below, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that the Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of December 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Master Servicer, and LaSalle Bank National Association, as Trustee.

                                --------------------------------------
                                Name of Buyer

                                By:
                                   -----------------------------------
                                   Name:
                                   Title:

                              ANNEX 1 TO EXHIBIT G
                              --------------------
            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___      Broker-dealer.  The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934.

--------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless: Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities; or Buyer is an entity in which all the owners are qualified institutional buyers.

         ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income
                  Security Act of 1974.

         ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

         ___ Small Business Investment Company. The Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R.10 (Keogh) plan.

         ___ Equity Owners. Buyer is an entity in which all of the equity owners are qualified institutional buyers.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                ------------------------------------
                                Name of Buyer


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                Date:
                                     -------------------------------

                                                            ANNEX 2 TO EXHIBIT G

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

         ___ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                ------------------------------------
                                Name of Buyer or Adviser


                                By:
                                    --------------------------------
                                    Name:
                                    Title:


                                IF AN ADVISER:


                                ------------------------------------
                                Name of Buyer

                                Date: _______________________________

                                    EXHIBIT H

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      LaSalle Bank National Association
            as Trustee
         135 South LaSalle Street, Suite 1625
         Chicago, Illinois 60603
         Attention: Global Securities and Trust Services
         --Bear Stearns Asset Backed Securities Trust 2005-4

         Re: Pooling and Servicing Agreement, dated as of December 1, 2005 (the "Agreement"), among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Master Servicer, and LaSalle Bank National Association, as Trustee.

         In connection with the administration of the Mortgage Loans held by you as Trustee pursuant to the above-captioned Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

____     1.       Mortgage Paid in Full (and all amounts received or to be
                  received in connection with such payment have been or will be remitted to the Master Servicer for deposit in the Master
                  Servicer Collection Account)

____     2.       Foreclosure

____     3.       Substitution

____     4.       Other Liquidation (Repurchases, etc.)

____     5.       Nonliquidation    Reason:________________________________

Address to which Trustee should
                                    --------------------------------------------
Deliver the Mortgage File
                                    --------------------------------------------

                                    --------------------------------------------


                                    By:
                                        ----------------------------------------
                                                  (authorized signer)
                                    Issuer:
                                           -------------------------------------
                                    Address:
                                            ------------------------------------
                                    Date:
                                         ---------------------------------------

Trustee

LaSalle Bank National Association

Please acknowledge the execution of the above request by your signature and date below:

------------------------------------     ---------------------------------------
Signature                                Date


Documents returned to Trustee


------------------------------------     ---------------------------------------
Signature                                Date

                                    EXHIBIT I

                          DTC LETTER OF REPRESENTATIONS

                         [See document at Tab No. ____]

                                    EXHIBIT J

                   SCHEDULE OF MORTGAGE LOANS WITH LOST NOTES

                           [Delivered to the Trustee]

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that LaSalle Bank National Association, a national banking association, having a place of business at 135 S. LaSalle St., Suite 1625, Chicago, Illinois 60603, as Trustee (and in no personal or other representative capacity) under the __________ Agreement, dated as of __________ (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"; capitalized terms not defined herein have the definitions assigned to such terms in the Agreement), relating to the __________________, hereby appoints _______________, in its capacity as a Servicer under the Agreement, as the Trustee's true and lawful Special Attorney-in-Fact, in the Trustee's name, place and stead and for the Trustee's benefit, but only in its capacity as Trustee aforesaid, to perform all acts and execute all documents as may be customary, necessary and appropriate to effectuate the following enumerated transactions in respect of any mortgage, deed of trust, promissory note or real estate owned from time to time owned (beneficially or in title, whether the Trustee is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement, assignment or other conveyance) or held by or registered to the Trustee (directly or through custodians or nominees), or in respect of which the Trustee has a security interest or other lien, all as provided under the applicable Agreement and only to the extent the respective Trustee has an interest therein under the Agreement, and in respect of which the Servicer is acting as servicer pursuant to the Agreement (the "Mortgage Documents").

This appointment shall apply to the following enumerated transactions under the Agreement only:

1. The modification or re-recording of any Mortgage Document for the purpose of correcting it to conform to the original intent of the parties thereto or to correct title errors discovered after title insurance was issued and where such modification or re-recording does not adversely affect the lien under the Mortgage Document as insured.

2. The subordination of the lien under a Mortgage Document to an easement in favor of a public utility company or a state or federal agency or unit with powers of eminent domain including, without limitation, the execution of partial satisfactions/releases, partial reconveyances and the execution of requests to trustees to accomplish same.

3. The conveyance of the properties subject to a Mortgage Document to the applicable mortgage insurer, or the closing of the title to the property to be acquired as real estate so owned, or conveyance of title to real estate so owned.

4. The completion of loan assumption and modification agreements in respect of Mortgage Documents.

5. The full or partial satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related note.

6. The assignment of any Mortgage Document, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7. The full assignment of a Mortgage Document upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related note.

8. With respect to a Mortgage Document, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

         a. the substitution of trustee(s) serving under a deed of trust, in accordance with state law and the deed of trust;

         b. the preparation and issuance of statements of breach or non-performance;

         c. the preparation and filing of notices of default and/or notices of sale;

         d. the cancellation/rescission of notices of default and/or notices of sale;

         e.       the taking of a deed in lieu of foreclosure; and

         f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage Document or state law to expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.

9. Demand, sue for, recover, collection and receive each and every sum of money, debt, account and interest (which now is, or hereafter shall become due and payable) belonging to or claimed by the Trustee under the Mortgage Documents, and to use or take any lawful means for recovery thereof by legal process or otherwise.

10. Endorse on behalf of the Trustee all checks, drafts and/or negotiable instruments made payable to the Trustee in respect of the Mortgage Documents.

The Trustee gives the Special Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by this Limited Power of Attorney, subject to the terms and conditions set forth in the Agreement including the standard of care applicable to servicers in the Agreement, and hereby does ratify and confirm what such Special Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

IN WITNESS WHEREOF, the Trustee has caused its corporate name and seal to be hereto signed and affixed and these presents to be acknowledged by its duly elected and authorized officer this ___ day of ________ , 20___.

                                   LaSalle Bank National Association, as Trustee


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

WITNESS:                                             WITNESS:



-------------------------------    --------------------------------------------
Name:                              Name:
Title:                             Title:

STATE OF ILLINOIS )
                  ) ss.:
COUNTY OF COOK    )


         On ______________, 20____, before me, the undersigned, a Notary Public in and for said state, personally appeared __________________, personally known to me to be the person whose name is subscribed to the within instrument and to be a duly authorized and acting Senior Vice President of LaSalle Bank National Association, and such person acknowledged to me that such person executed the within instrument in such person's authorized capacity as a Senior Vice President of LaSalle Bank National Association, and that by such signature on the within instrument the entity upon behalf of which such person acted executed the instrument.

         WITNESS my hand and official seal.


                                    -------------------------------------------
                                    Notary Public

                                   EXHIBIT L

                      AVAILABLE UPON REQUEST FROM TRUSTEE


                                      L-1